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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21425

                            Pioneer Series Trust I
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2008 through November 30, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------







Pioneer Growth Fund*
(Formerly Regions Morgan Keegan Select Growth Fund)
--------------------------------------------------------------------------------
Annual Report | November 30, 2009





Ticker Symbols:
Class A   PIWAX
Class C   PIWCX
Class Y   PIWYX

* The reorganization of Pioneer Growth Fund into Pioneer Fundamental Growth Fund has been approved by each fund's board of trustees. The trustees determined that the reorganization is in the best interests of the shareholders of both funds. Each fund is managed by Pioneer Investment Management, Inc. The proposed reorganization is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the reorganization. The reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed in March 2010.

   Additional information regarding the reorganization, including a prospectus for Pioneer Fundamental Growth Fund, will be mailed to shareholders of Pioneer Growth Fund prior to the reorganization.

[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          21

Notes to Financial Statements                                                 28

Report of Independent Registered Public Accounting Firm                       36

Approval of Investment Advisory Agreement                                     37

Trustees, Officers and Service Providers                                      39


                            Pioneer Growth Fund | Annual Report | 11/30/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer Growth Fund | Annual Report | 11/30/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                            Pioneer Growth Fund | Annual Report | 11/30/09     3

Portfolio Management Discussion | 11/30/09

The stock market generated solid gains during the 12 months ended November 30, 2009. Although the period began at the height of a financial crisis that sent stock values tumbling, market trends reversed course and equity prices began rising in March 2009, as investors saw signs that the economy was stabilizing and the threat of a severe recession was receding. In the following interview, Timothy Mulrenan discusses the factors that affected the performance of Pioneer Growth Fund during the 12-month period. Mr. Mulrenan, a member of Pioneer's equity group, has been responsible for day-to-day portfolio management of the Fund since May 2009.

Q    How did the Fund perform during the 12 months ended November 30, 2009?

A Pioneer Growth Fund Class A shares returned 33.90% at net asset value over the 12 months ended November 30, 2009. During the same period, the Fund's benchmarks, the Russell 1000 Growth Index (the Russell Index) and the Standard and Poor's 500 Index (the S&P 500), returned 35.50% and 25.38%, respectively, while the average return of the 820 mutual funds in Lipper's Large Cap Growth category was 33.36%.

Q What was the investment environment like during the 12 months ended November 30, 2009?

A The stock market recorded one of its most impressive rebounds on record during the Fund's fiscal year. Although the period began in the midst of great anxiety about the spreading impacts of a financial crisis, fears that the economy would plunge into a severe recession began to be allayed. Stock price trends changed direction and began rising in early March 2009, as investors saw evidence that the economy was stabilizing and that the U.S. government's fiscal and monetary economic stimulus programs were beginning to take effect. In fact, after contracting in early 2009, the domestic economy -- as reflected by gross domestic product -- started to grow again in the third quarter. As more and more signs began appearing that the economy was starting to recover, the market's appetite for risk and the opportunity for potential price appreciation began to increase. Valuations of most equities appreciated dramatically off their March 2009 lows. In the large-cap stock market, growth stocks outperformed value stocks, with lower-quality stocks performing somewhat better than higher-quality equities.


4    Pioneer Growth Fund | Annual Report | 11/30/09

Q What were your principal strategies in managing the Fund's portfolio and how did they affect performance over the 12 months ended November 30, 2009?

A We took over day-to-day management of the Fund on May 18, 2009, after it was acquired by Pioneer through reorganization from Regions Morgan Keegan Select Growth Fund. The transition occurred less than two weeks before the halfway mark of the Fund's fiscal year. Over the final six months of the period, we upgraded the overall quality of the Fund's portfolio, increasing investments in stocks of what we believed to be stable growth companies with solid financial balance sheets. We reduced the Fund's exposure to companies with more volatile earnings and less stable financial positions. We also made two major shifts in the portfolio's sector positioning. The first was to increase the Fund's investments in technology stocks significantly, thus moving from a meaningful underweighted position relative to the Russell Index to an overweight position. The second move was to reduce the Fund's significant overweight in energy to a positioning closer to that of the Russell Index. In addition to those larger changes, we also increased the Fund's exposure to health care.

     The repositioning mentioned above helped the Fund's relative performance over the final half of the 12-month period, as technology was the top-performing sector during the six-month period between June 1, 2009, and November 30, 2009, while energy was one of the poorer-performing groups.

Q What were some of the investments that helped performance the most during the six and a half months that Pioneer managed the Fund, from mid-May 2009, through November 30, 2009?

A The top three contributors to the Fund's performance over the last six months of the fiscal year were all in technology: MasterCard, Apple and Google.

     MasterCard reported better-than-expected earnings, the result of both the implementation of a strong cost-control program and the stabilization of the dollar-value of individual transactions using credit and debit cards. Moreover, evidence continued to grow of a longer-term secular shift in which payments for more and more individual transactions were being made electronically, using either credit cards or debit cards. At the same time, Apple continued to generate solid earnings growth from sales of its expanding roster of successful products, including iPhones, iPods and personal computers. Google, meanwhile, produced earnings that exceeded expectations, as it benefited from the improving environment for spending in Internet-based advertising.

     Outside of technology, the strongest contributor to the Fund's results was 3M, the diversified industrial and specialty materials firm. The company


                            Pioneer Growth Fund | Annual Report | 11/30/09     5
     showed solid earnings growth even as it positioned itself for the future by investing in research and development of products for a revitalized economy.

Q What were some of the investments that detracted from the Fund's results between mid-May 2009, and November 30, 2009?

A CVS Caremark produced disappointing results, as it encountered difficulty in its marketing program for its Caremark operations. Although the CVS retail pharmacy division did well, the pharmacy benefits management business encountered some resistance in the institutional market as Caremark introduced programs to cross-sell some new products. We continue to hold the Fund's position in the company, however, as we believe that management has the ability to correct the problems and adjust its institutional marketing message.

     IntercontinentalExchange, the operator of global futures and over-the-counter trading exchanges, also detracted from performance amid concerns about the effects both of declining oil prices and of potential new regulation of trading activities. Other disappointing investments included two health care companies, Gilead Sciences and Baxter International. Both were hurt by worries about the potential for new regulations resulting from proposals coming out of Washington to reform the nation's health care system. In addition, the Fund's materials sector investments underperformed when more cyclically sensitive companies fared better than the stable-growth companies emphasized in the Fund's portfolio.

Q    What is your investment outlook?

A We believe the economy is strengthening and should continue to improve, which should help support equity prices. We think economic trends troughed in the second half of the year. The nation's gross domestic product (GDP) started growing again in the third quarter and we think this rebound is likely to continue as corporations rebuild inventories, export activities improve and the government's stimulus programs have more noticeable effects. We think corporate earnings are likely to start rising again as a consequence of the greater efficiencies that many companies implemented during the economic downturn. These efficiencies should help increase operating margins as economic activity expands. As we look beyond the next few quarters, we believe the recovery will be sustainable, but the pace of growth will be somewhat subdued as consumers continue to reduce their levels of personal debt. We plan to remain disciplined, focusing on finding stocks of high-quality companies with durable franchises.

Please refer to the Schedule of Investments on pages 16-20 for a full listing of Fund securities.


6    Pioneer Growth Fund | Annual Report | 11/30/09

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


                            Pioneer Growth Fund | Annual Report | 11/30/09     7

Portfolio Summary | 11/30/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIALS.]

U.S. Common Stocks                                                      94.6%
Temporary Cash Investments                                               2.8%
Depositary Receipts for International Stocks                             2.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[THE FOLLOWING DATA IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIALS.]

Information Technology                                                  35.7%
Health Care                                                             19.1%
Consumer Staples                                                        12.4%
Industrials                                                              9.5%
Materials                                                                7.3%
Financials                                                               6.1%
Energy                                                                   6.1%
Consumer Discretionary                                                   3.8%


10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

 1.    Google, Inc.                                                      4.71%
 2.    Microsoft Corp.                                                   4.55
 3.    Apple, Inc.                                                       4.27
 4.    MasterCard, Inc.                                                  4.24
 5.    Thermo Fisher Scientific, Inc.                                    4.02
 6.    CVS/Caremark Corp.                                                3.98
 7.    Cisco Systems, Inc                                                3.98
 8.    Coca-Cola Co.                                                     3.53
 9.    Praxair, Inc.                                                     3.48
10.    United Technologies Corp.                                         3.21

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Growth Fund | Annual Report | 11/30/09

Prices and Distributions | 11/30/09

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class        11/30/09           11/30/08
       A           $ 17.38            $ 12.98
---------------------------------------------
       C           $ 16.55            $ 12.45
---------------------------------------------
       Y           $ 17.39            $ 12.97
---------------------------------------------

Distributions per Share: 12/1/08-11/30/09
--------------------------------------------------------------------------------

                    Net
                Investment        Short-Term        Long-Term
     Class        Income        Capital Gains     Capital Gains
       A         $     --           $ --             $ --
---------------------------------------------------------------
       C         $     --           $ --             $ --
---------------------------------------------------------------
       Y         $ 0.0344           $ --             $ --
---------------------------------------------------------------



                            Pioneer Growth Fund | Annual Report | 11/30/09     9

Performance Update | 11/30/09                         Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2009)
-------------------------------------------------------------------------
                                     Net Asset       Public Offering
Period                               Value (NAV)     Price (POP)
-------------------------------------------------------------------------
10 Years                             -2.00%          -2.58%
5 Years                               3.45            2.23
1 Year                               33.90           26.22
-------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 15, 2009)
-------------------------------------------------------------------------
                                     Gross           Net
-------------------------------------------------------------------------
                                      1.17%           1.17%
-------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIALS]

Value of $10,000 Investment

                Pioneer
                Growth         Russell 1000        S&P 500
                Fund           Growth Index        Index
11/99           9,425             10,000           10,000
                8,295              8,844            9,577
11/01           6,505              6,828            8,408
                5,552              5,280            7,020
11/03           6,408              6,164            8,079
                6,502              6,523            9,116
11/05           7,254              7,158            9,885
                7,810              7,757           11,291
11/07           8,940              8,734           12,162
                5,753              5,262            7,531
11/09           7,703              7,131            9,443

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP return reflects deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The net expense ratio reflects contractual expense limitation currently in effect through June 1, 2012, for Class A Shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

Pioneer Growth Fund was created through the reorganization of predecessor fund Regions Morgan Keegan Select Growth Fund on May 15, 2009. The performance of Class A shares of the Fund from April 20, 1992 to May 15, 2009 is the performance of Regions Morgan Keegan Select Growth Fund's Class A shares, which has been restated to reflect any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Growth Fund.

The S&P 500 Index is a commonly used measure of the broad U.S. stock market. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10    Pioneer Growth Fund | Annual Report | 11/30/09

Performance Update | 11/30/09                         Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------
                                          If             If
Period                                    Held           Redeemed
--------------------------------------------------------------------
Life-of-Class
(1/7/2002)                                 1.23%           1.23%
5 Years                                    2.82            2.82
1 Year                                    32.93           32.93
--------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 15, 2009)
--------------------------------------------------------------------
                                          Gross          Net
--------------------------------------------------------------------
                                           1.88%           1.88%
--------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIALS]

Value of $10,000 Investment

                Pioneer
                Growth         Russell 1000     S&P 500
                 Fund           Growth Index      Index
1/02            10,000            10,000         10,000
                 8,588             7,886          8,399
11/03            9,841             9,207          9,666
                 9,907             9,743         10,908
11/05           10,999            10,692         11,828
                11,778            11,586         13,510
11/07           13,442            13,046         14,552
                 8,563             7,860          9,011
11/09           11,383            10,651         11,298

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through June 1, 2011, for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Fund was created through the reorganization of predecessor fund Regions Morgan Keegan Select Growth Fund on May 15, 2009. The performance of Class C shares of the Fund from January 7, 2002 to May 15, 2009 is the performance of Regions Morgan Keegan Select Growth Fund's Class C shares, which has been restated to reflect any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Growth Fund.


                           Pioneer Growth Fund | Annual Report | 11/30/09     11

Performance Update | 11/30/09                         Class C Shares (continued)

The S&P 500 Index is a commonly used measure of the broad U.S. stock market. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


12    Pioneer Growth Fund | Annual Report | 11/30/09

Performance Update | 11/30/09                         Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------
                                          If             If
Period                                    Held           Redeemed
--------------------------------------------------------------------
Life-of-Class
(5/19/2005)                                3.59%           3.59%
1 Year                                    34.44           34.44
--------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 15, 2009)
--------------------------------------------------------------------
                                          Gross          Net
--------------------------------------------------------------------
                                           0.82%           0.82%
--------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIALS]

Value of $10,000 Investment

                Pioneer
                Growth        Russell 1000        S&P 500
                Fund          Growth Index        Index
5/05            10,000            10,000          10,000
11/05           10,827            10,705          10,588
11/06           11,690            11,601          12,093
11/07           13,415            13,062          13,026
11/08            8,649             7,870           8,066
11/09           11,627            10,664          10,113

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends, and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through June 1, 2011, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Fund was created through the reorganization of predecessor fund Regions Morgan Keegan Select Growth Fund on May 15, 2009. The performance of Class Y shares of the Fund from May 19, 2005 to May 15, 2009 is the performance of Regions Morgan Keegan Select Growth Fund's Class I shares, which has not been restated to reflect any differences in expenses.

The S&P 500 Index is a commonly used measure of the broad U.S. stock market. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


                           Pioneer Growth Fund | Annual Report | 11/30/09     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Fund

Based on actual returns from June 1, 2009 through November 30, 2009.


 Share Class                            A                C                Y
 Beginning Account                 $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 6/1/09
--------------------------------------------------------------------------------
 Ending Account Value              $ 1,192.87       $ 1,188.04       $ 1,196.09
 (after expenses) on 11/30/09
--------------------------------------------------------------------------------
 Expenses Paid                     $     7.15       $    13.49       $     5.01
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.46% and 0.91% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


14    Pioneer Growth Fund | Annual Report | 11/30/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2009 through November 30, 2009.


 Share Class                            A                C                Y
 Beginning Account                 $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 6/1/09
--------------------------------------------------------------------------------
 Ending Account Value              $ 1,018.55       $ 1,012.73       $ 1,020.51
 (after expenses) on 11/30/09
--------------------------------------------------------------------------------
 Expenses Paid                     $     6.58       $    12.41       $     4.61
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.46% and 0.91% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


                           Pioneer Growth Fund | Annual Report | 11/30/09     15

Schedule of Investments | 11/30/09


 Shares                                                            Value
            COMMON STOCKS -- 99.2%
            ENERGY -- 6.0%
            Integrated Oil & Gas -- 3.5%
 28,400     Chevron Corp.                                   $  2,216,336
 79,000     Exxon Mobil Corp.                                  5,930,530
                                                            ------------
                                                            $  8,146,866
------------------------------------------------------------------------
            Oil & Gas Equipment & Services -- 2.5%
132,100     National-Oilwell Varco, Inc.                    $  5,682,942
                                                            ------------
            Total Energy                                    $ 13,829,808
------------------------------------------------------------------------
            MATERIALS -- 7.3%
            Fertilizers & Agricultural Chemicals -- 1.6%
 46,900     Monsanto Co.                                    $  3,787,175
------------------------------------------------------------------------
            Gold -- 2.2%
 92,100     Newmont Mining Corp.                            $  4,940,244
------------------------------------------------------------------------
            Industrial Gases -- 3.5%
 96,800     Praxair, Inc.                                   $  7,940,504
                                                            ------------
            Total Materials                                 $ 16,667,923
------------------------------------------------------------------------
            CAPITAL GOODS -- 7.4%
            Aerospace & Defense -- 3.2%
108,800     United Technologies Corp.                       $  7,315,712
------------------------------------------------------------------------
            Industrial Conglomerates -- 3.2%
 93,100     3M Co.                                          $  7,209,664
------------------------------------------------------------------------
            Trading Companies & Distributors -- 1.0%
 24,400     W.W. Grainger, Inc.                             $  2,383,880
                                                            ------------
            Total Capital Goods                             $ 16,909,256
------------------------------------------------------------------------
            TRANSPORTATION -- 2.1%
            Air Freight & Couriers -- 2.1%
 84,200     United Parcel Service, Inc.                     $  4,838,974
                                                            ------------
            Total Transportation                            $  4,838,974
------------------------------------------------------------------------
            MEDIA -- 1.3%
            Movies & Entertainment -- 1.3%
102,300     Viacom, Inc. (Class B)*                         $  3,032,172
                                                            ------------
            Total Media                                     $  3,032,172
------------------------------------------------------------------------
            RETAILING -- 2.4%
            Apparel Retail -- 2.4%
127,900     Ross Stores, Inc.                               $  5,625,042
                                                            ------------
            Total Retailing                                 $  5,625,042
------------------------------------------------------------------------
            FOOD & DRUG RETAILING -- 4.0%
            Drug Retail -- 4.0%
292,800     CVS/Caremark Corp.                              $  9,079,728
                                                            ------------
            Total Food & Drug Retailing                     $  9,079,728
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Growth Fund | Annual Report | 11/30/09

 Shares                                                              Value
            FOOD, BEVERAGE & TOBACCO -- 6.8%
            Brewers -- 0.2%
 11,900     Anheuser-Busch InBev NV * (A.D.R.)                $    598,451
--------------------------------------------------------------------------
            Soft Drinks -- 6.6%
140,700     Coca-Cola Co.                                     $  8,048,040
113,600     PepsiCo, Inc.                                        7,068,192
                                                              ------------
                                                              $ 15,116,232
                                                              ------------
            Total Food, Beverage & Tobacco                    $ 15,714,683
--------------------------------------------------------------------------
            HOUSEHOLD & PERSONAL PRODUCTS -- 1.5%
            Household Products -- 1.5%
 40,600     Colgate-Palmolive Co.                             $  3,418,114
                                                              ------------
            Total Household & Personal Products               $  3,418,114
--------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 7.3%
            Health Care Equipment -- 7.1%
118,600     Baxter International, Inc.                        $  6,469,630
 70,000     Covidien, Ltd.                                       3,277,400
 15,700     Edwards Lifesciences Group*                          1,291,796
123,100     Medtronic, Inc.*                                     5,224,364
                                                              ------------
                                                              $ 16,263,190
--------------------------------------------------------------------------
            Health Care Services -- 0.2%
  9,900     DaVita, Inc.*                                     $    586,476
                                                              ------------
            Total Health Care Equipment & Services            $ 16,849,666
--------------------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 11.6%
            Biotechnology -- 2.5%
127,500     Gilead Sciences, Inc.*                            $  5,871,375
--------------------------------------------------------------------------
            Life Sciences Tools & Services -- 4.0%
193,800     Thermo Fisher Scientific, Inc.*                   $  9,153,174
--------------------------------------------------------------------------
            Pharmaceuticals -- 5.1%
246,200     Bristol-Myers Squibb Co.                          $  6,231,322
102,000     Teva Pharmaceutical Industries, Ltd. (A.D.R.)        5,384,580
                                                              ------------
                                                              $ 11,615,902
                                                              ------------
            Total Pharmaceuticals & Biotechnology             $ 26,640,451
--------------------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 1.7%
            Specialized Finance -- 1.7%
 37,100     IntercontinentalExchange, Inc.*                   $  3,961,909
                                                              ------------
            Total Diversified Financials                      $  3,961,909
--------------------------------------------------------------------------
            INSURANCE -- 4.3%
            Property & Casualty Insurance -- 4.3%
  2,150     Berkshire Hathaway, Inc. (Class B)*(b)            $  7,208,950
163,000     Progressive Corp.*                                   2,733,510
                                                              ------------
                                                              $  9,942,460
                                                              ------------
            Total Insurance                                   $  9,942,460
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer Growth Fund | Annual Report | 11/30/09     17

 Shares                                                                    Value
                   SOFTWARE & SERVICES -- 18.2%
                   Data Processing & Outsourced Services -- 6.1%
       240,700     Western Union Co.                                $  4,440,915
        40,100     MasterCard, Inc. (b)                                9,658,486
                                                                    ------------
                                                                    $ 14,099,401
--------------------------------------------------------------------------------
                   Internet Software & Services -- 4.7%
        18,400     Google, Inc.*                                    $ 10,727,200
--------------------------------------------------------------------------------
                   Systems Software -- 7.4%
       352,700     Microsoft Corp.                                  $ 10,372,907
       297,100     Oracle Corp.                                        6,559,968
                                                                    ------------
                                                                    $ 16,932,875
                                                                    ------------
                   Total Software & Services                        $ 41,759,476
--------------------------------------------------------------------------------
                   TECHNOLOGY HARDWARE & EQUIPMENT -- 13.4%
                   Communications Equipment -- 6.2%
       387,400     Cisco Systems, Inc.*                             $  9,065,160
       112,700     Qualcomm, Inc.                                      5,071,500
                                                                    ------------
                                                                    $ 14,136,660
--------------------------------------------------------------------------------
                   Computer Hardware -- 7.2%
        48,700     Apple, Inc.*                                     $  9,735,617
       139,100     Hewlett-Packard Co.                                 6,824,246
                                                                    ------------
                                                                    $ 16,559,863
                                                                    ------------
                   Total Technology Hardware & Equipment            $ 30,696,523
--------------------------------------------------------------------------------
                   SEMICONDUCTORS -- 3.9%
                   Semiconductors -- 3.9%
       317,700     Intel Corp.                                      $  6,099,840
       113,800     Texas Instruments, Inc.                             2,878,002
                                                                    ------------
                                                                    $  8,977,842
                                                                    ------------
                   Total Semiconductors                             $  8,977,842
--------------------------------------------------------------------------------
                   TOTAL COMMON STOCKS
                   (Cost $182,575,556)                              $227,944,027
--------------------------------------------------------------------------------
    Principal
   Amount ($)
                   TEMPORARY CASH INVESTMENTS -- 2.9%
                   Securities Lending Collateral -- 2.9% (c)
                   Certificates of Deposit:
       191,420     Bank of Nova Scotia, 0.19%, 2/17/10              $    191,420
       191,420     DnB NOR Bank ASA NY, 0.2%, 2/17/10                    191,420
       153,137     Nordea NY, 0.21%, 12/22/09                            153,137
       208,822     Rabobank Nederland NY, 0.24%, 12/11/09                208,822
       208,822     Societe Generale, 0.27%, 12/4/09                      208,822
       208,822     Toronto Dominion, 0.23%, 12/16/09                     208,822
        53,025     BNP Paribas, 0.78%, 6/4/10                             53,025


The accompanying notes are an integral part of these financial statements.

18    Pioneer Growth Fund | Annual Report | 11/30/09

 Principal
 Amount ($)                                                          Value
                 Certificates of Deposit -- (continued)
    123,721      Wachovia Bank NA, 1.17%, 5/14/10             $    123,721
                                                              ------------
                                                              $  1,339,189
--------------------------------------------------------------------------
                 Commercial Paper:
    139,099      BBVA London, 0.28%, 3/18/10                  $    139,099
    173,993      BCS FUN, 0.20%, 12/29/09                          173,993
    208,778      CBA Financial, 0.27%, 12/29/09                    208,778
    173,996      GE, 0.17%, 12/28/09                               173,996
    208,798      HND AF, 0.30%, 12/15/09                           208,798
    174,017      HSBC, 0.24%, 12/2/09                              174,017
     34,803      HSBC, 0.24%, 12/3/09                               34,803
    313,218      NABPP, 0.29%, 12/7/09                             313,218
    135,603      PARFIN, 0.25%, 4/19/10                            135,603
    208,813      Cafco, 0.20%, 12/9/09                             208,813
     76,564      Char FD, 0.17%, 12/11/09                           76,564
    104,405      Char FD, 0.17%, 12/14/09                          104,405
    104,407      Ciesco, 0.25%, 12/7/09                            104,407
     86,971      Ciesco, 0.20%, 2/18/10                             86,971
    258,227      Fasco, 0.17%, 12/14/09                            258,227
    174,014      Old LLC, 0.15%, 12/7/09                           174,014
    174,007      Ranger, 0.24%, 12/11/09                           174,007
     59,146      SRCPP, 0.19%, 2/3/10                               59,146
    121,767      SRCPP, 0.19%, 2/10/10                             121,767
    102,276      TB LLC, 0.20%, 12/10/09                           102,276
     69,606      TB LLC, 0.15%, 12/7/09                             69,606
    198,663      Bank of America, 0.87%, 5/12/10                   198,663
     34,811      BBVA Senior US, 0.35%, 3/12/10                     34,811
    174,086      Santander, 0.33%, 7/23/10                         174,086
     69,669      WFC, 0.49%, 8/20/10                                69,669
                                                              ------------
                                                              $  3,579,737
--------------------------------------------------------------------------
                 Tri-party Repurchase Agreements:
    835,288      Deutsche Bank, 0.16%, 12/1/09                $    835,288
    208,822      JPMorgan, 0.15%, 12/1/09                          208,822
    321,029      Barclays Capital Markets, 0.14%, 12/1/09          321,029
                                                              ------------
                                                              $  1,365,139
--------------------------------------------------------------------------
     Shares
                 Money Market Mutual Funds:
    139,215      Dreyfus Preferred Money Market Fund          $    139,215
    139,215      Fidelity Prime Money Market Fund                  139,215
                                                              ------------
                                                              $    278,430
                                                              ------------
                 Total Securities Lending Collateral          $  6,562,495
--------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                           Pioneer Growth Fund | Annual Report | 11/30/09     19

 Shares                                                         Value
            TOTAL TEMPORARY CASH INVESTMENTS
            (Cost $6,562,495)                            $  6,562,495
---------------------------------------------------------------------
            TOTAL INVESTMENT IN SECURITIES -- 102.1%
            (Cost $189,138,051)(a)                       $234,506,522
---------------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- (2.1)%       $ (4,825,736)
---------------------------------------------------------------------
            TOTAL NET ASSETS -- 100.0%                   $229,680,786
---------------------------------------------------------------------

(A.D.R.) American Depositary Receipt.

*        Non-income producing security.

(a) At November 30, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $189,973,277 was as follows:


       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $ 45,001,198
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                  467,953
                                                                                   ------------
       Net unrealized gain                                                         $ 44,533,245
                                                                                   ------------

(b)      At November 30, 2009, the following securities were out on loan:

    Shares     Security                                       Value
        20     Berkshire Hathaway, Inc. (Class B) *     $    67,060
    27,000     MasterCard, Inc.                           6,503,220
    ---------------------------------------------------------------
               Total                                    $ 6,570,280
    ---------------------------------------------------------------

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2009 aggregated $178,448,185 and $248,183,544, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of November 30, 2009, in valuing the Fund's assets:

                                Level 1           Level 2        Level 3      Total
 Common Stock                   $227,944,027      $       --         $--      $227,944,027
 Temporary Cash Investments               --       6,284,065          --         6,284,065
 Money Market Mutual Funds           278,430              --          --           278,430
------------------------------------------------------------------------------------------
 Total                          $228,222,457      $6,284,065         $--      $234,506,522
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Growth Fund | Annual Report | 11/30/09

Statement of Assets and Liabilities | 11/30/09


ASSETS:
  Investment in securities (including securities loaned of $6,570,280)
   (cost $189,138,051)                                                     $234,506,522
  Cash                                                                        1,523,323
  Receivables --
   Fund shares sold                                                              47,992
   Dividends and interest                                                       524,329
  Other                                                                          28,392
---------------------------------------------------------------------------------------
     Total assets                                                          $236,630,558
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                                 $    313,874
   Upon return of securities loaned                                           6,562,495
  Due to affiliates                                                              21,940
  Accrued expenses                                                               51,463
---------------------------------------------------------------------------------------
     Total liabilities                                                     $  6,949,772
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $188,154,345
  Undistributed net investment income                                         1,202,224
  Accumulated net realized loss on investments                               (5,044,254)
  Net unrealized gain on investments                                         45,368,471
---------------------------------------------------------------------------------------
     Total net assets                                                      $229,680,786
---------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $53,890,254/3,100,908 shares)                          $      17.38
  Class C (based on $1,492,486/90,170 shares)                              $      16.55
  Class Y (based on $174,298,046/10,023,266 shares)                        $      17.39
MAXIMUM OFFERING PRICE:
  Class A ($17.38 [divided by] 94.25%)                                     $      18.44
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer Growth Fund | Annual Report | 11/30/09     21

Statement of Operations

For the Year Ended 11/30/09

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $10,402)       $  3,522,611
  Interest                                                          8,777
  Income from securities loaned, net                                2,290
-----------------------------------------------------------------------------------------
     Total investment income                                                  $ 3,533,678
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $  1,553,688
  Transfer agent fees
   Class A                                                        177,157
   Class C                                                         11,764
   Class Y                                                         48,247
  Distribution fees
   Class A                                                         78,008
   Class C                                                         15,801
  Shareholder communication expense                                25,679
  Administrative reimbursements                                   169,989
  Custodian fees                                                   24,573
  Registration fees                                                45,917
  Professional fees                                               113,094
  Printing expense                                                 39,138
  Fees and expenses of nonaffiliated trustees                      11,932
  Miscellaneous                                                    16,467
-----------------------------------------------------------------------------------------
     Total expenses                                                           $ 2,331,454
-----------------------------------------------------------------------------------------
       Net investment income                                                  $ 1,202,224
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTIONS:
  Net realized gain (loss) on:
   Investments                                               $ (2,097,408)
   Options                                                      1,086,885     $(1,010,523)
-----------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                               $ 62,931,190
   Options                                                        210,273     $63,141,463
-----------------------------------------------------------------------------------------
  Net gain on investments and options                                         $62,130,940
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                        $63,333,164
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Growth Fund | Annual Report | 11/30/09

Statements of Changes in Net Assets

For the Year Ended 11/30/09 and the Year Ended 11/30/08, respectively

                                                          Year Ended          Year Ended
                                                         11/30/09            11/30/08
FROM OPERATIONS:
Net investment income                                    $  1,202,224        $     722,888
Net realized loss on investments and options               (1,010,523)          (3,989,736)
Change in net unrealized gain (loss) on investments        63,141,463         (143,617,926)
------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations                                     $ 63,333,164        $(146,884,774)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.00 and $0.00 per share, respectively)     $         --        $     (63,501)
   Class Y ($0.03 and $0.03 per share, respectively)         (395,001)            (287,602)
Net realized gain:
   Class A ($0.00 and $0.63 per share, respectively)               --          (11,292,017)
   Class C ($0.00 and $0.63 per share, respectively)               --             (171,931)
   Class Y ($0.00 and $0.63 per share, respectively)               --           (3,701,691)
------------------------------------------------------------------------------------------
     Total distributions to shareowners                  $   (395,001)       $ (15,516,742)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $ 24,834,945        $ 221,215,385
Reinvestment of distributions                                 128,891            9,544,234
Cost of shares repurchased                               (107,836,551)        (324,972,536)
------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                  $(82,872,715)       $ (94,212,917)
------------------------------------------------------------------------------------------
   Net decrease in net assets                            $(19,934,552)       $(256,614,433)
NET ASSETS:
Beginning of year                                         249,615,338          506,229,771
------------------------------------------------------------------------------------------
End of year                                              $229,680,786        $ 249,615,338
------------------------------------------------------------------------------------------
Undistributed net investment income                      $  1,202,224        $     402,777
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer Growth Fund | Annual Report | 11/30/09     23

                                     '09 Shares       '09 Amount           '08 Shares        '08 Amount
Class A
Shares sold                             294,640     $  4,092,582              984,892     $  18,444,042
Reinvestment of distributions                --               --              405,918         8,065,482
Less shares repurchased              (4,695,375)     (64,873,530)         (12,116,853)     (233,794,296)
-------------------------------------------------------------------------------------------------------
   Net decrease                      (4,400,735)    $(60,780,948)         (10,726,043)    $(207,284,772)
-------------------------------------------------------------------------------------------------------
Class C
Shares sold                              22,442     $    308,994               37,805     $     673,516
Reinvestment of distributions                --               --                5,483           105,378
Less shares repurchased                (111,657)      (1,532,132)            (139,339)       (2,548,060)
-------------------------------------------------------------------------------------------------------
   Net decrease                         (89,215)    $ (1,223,138)             (96,051)    $  (1,769,166)
-------------------------------------------------------------------------------------------------------
Class Y
Shares sold                           1,439,510     $ 20,433,369           10,400,699     $ 202,097,827
Reinvestment of distributions             9,984          128,891               72,503         1,373,374
Less shares repurchased              (2,987,989)     (41,430,889)          (4,734,166)      (88,630,180)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)           (1,538,495)    $(20,868,629)           5,739,036     $ 114,841,021
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Growth Fund | Annual Report | 11/30/09

Financial Highlights


                                                                       Year Ended   Year Ended   Year Ended  Year Ended  Year Ended
                                                                      11/30/09 (a)   11/30/08     11/30/07    11/30/06    11/30/05
Class A
Net asset value, beginning of period                                     $ 12.98    $  20.82     $  18.21    $  16.93    $  15.33
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                            $  0.06    $  (0.01)    $   0.02    $   0.02    $   0.04
 Net realized and unrealized gain (loss) on investments                     4.34       (7.20)        2.61        1.28        1.65
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                     $  4.40    $  (7.21)    $   2.63    $   1.30    $   1.69
Distributions to shareowners:
 Net investment income                                                        --       (0.00)(b)    (0.02)      (0.02)      (0.09)
 Net realized gain                                                            --       (0.63)          --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  4.40    $  (7.84)    $   2.61    $   1.28    $   1.60
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 17.38    $  12.98     $  20.82    $  18.21    $  16.93
-----------------------------------------------------------------------------------------------------------------------------------
Total return*                                                              33.90%     (35.65)%      14.46%       7.67%      11.06%
Ratio of net expenses to average net assets+                                1.30%       1.25%        1.21%       1.25%       1.23%
Ratio of net investment income to average net assets+                       0.29%       0.06%        0.10%       0.12%       0.22%
Portfolio turnover rate                                                       82%         26%          41%         27%         53%
Net assets, end of period (in thousands)                                 $53,890    $ 97,374     $379,550    $387,871    $385,900
Ratios with no waivers of fees and assumption of expenses by the adviser and no reduction for fees paid indirectly:
 Net expenses                                                               1.30%       1.25%        1.21%       1.25%       1.28%
 Net investment income                                                      0.29%       0.06%        0.10%       0.12%       0.17%
Ratios with waiver of fees and assumption of expenses by the adviser and reduction for fees paid indirectly:
 Net expenses                                                               1.30%       1.25%        1.21%       1.25%       1.23%
 Net investment income                                                      0.29%       0.06%        0.10%       0.12%       0.22%
-----------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.
(b)  Amount rounds to less than one cent per share.

The accompanying notes are an integral part of these financial statements.

                           Pioneer Growth Fund | Annual Report | 11/30/09     25

                                                                      Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                                     11/30/09 (a)   11/30/08    11/30/07    11/30/06    11/30/05
Class C
Net asset value, beginning of period                                    $ 12.45     $ 20.19   $ 17.69      $ 16.52      $ 15.02
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                           $ (0.18)    $ (0.17)  $    --      $    --      $  0.01
 Net realized and unrealized gain (loss) on investments                    4.28       (6.94)     2.50         1.17         1.55
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                    $  4.10     $ (7.11)  $  2.50      $  1.17      $  1.56
Distributions to shareowners:
 Net investment income                                                       --          --        --           --        (0.06)
 Net realized gain                                                           --       (0.63)       --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $  4.10     $ (7.74)  $  2.50      $  1.17      $  1.50
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 16.55     $ 12.45   $ 20.19      $ 17.69      $ 16.52
-----------------------------------------------------------------------------------------------------------------------------------
Total return*                                                             32.93%     (36.30)%   14.13%        7.08%       10.43%
Ratio of net expenses to average net assets+                               2.46%       2.00%     1.96%        2.00%        1.98%
Ratio of net investment loss to average net assets+                       (0.87)%     (0.69)%   (0.65)%      (0.63)%      (0.53)%
Portfolio turnover rate                                                      82%         26%       41%          27%          53%
Net assets, end of period (in thousands)                                $ 1,492     $ 2,234   $ 5,562      $ 3,609      $ 3,082
Ratios with no waivers of fees and assumption of expenses by the adviser and no reduction for fees paid indirectly:
 Net expenses                                                              2.46%       2.00%     1.96%         2.00%       2.03%
 Net investment loss                                                      (0.87)%     (0.69)%   (0.65)%      (0.63)%      (0.58)%
Ratios with waiver of fees and assumption of expenses by the adviser and reduction for fees paid indirectly:
 Net expenses                                                              2.46%       2.00%     1.96%         2.00%       1.98%
 Net investment loss                                                      (0.87)%     (0.69)%   (0.65)%      (0.63)%      (0.53)%
-----------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

The accompanying notes are an integral part of these financial statements.

26    Pioneer Growth Fund | Annual Report | 11/30/09

                                                                                                                    5/19/05 (b)
                                                                       Year Ended  Year Ended Year Ended Year Ended to
                                                                      11/30/09 (a)  11/30/08   11/30/07   11/30/06  11/30/05
Class Y
Net asset value, beginning of period                                     $  12.97   $  20.80   $  18.19    $ 16.94   $   15.52
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                            $   0.10   $   0.08   $   0.07    $  0.10   $   (0.04)
 Net realized and unrealized gain (loss) on investments                      4.35      (7.25)      2.61       1.25        1.47
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                     $   4.45   $  (7.17)  $   2.68    $  1.35   $    1.43
Distributions to shareowners:
 Net investment income                                                      (0.03)     (0.03)     (0.07)     (0.10)      (0.01)
 Net realized gain                                                             --      (0.63)        --         --          --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $   4.42   $  (7.83)  $   2.61    $  1.25   $    1.42
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  17.39   $  12.97   $  20.80    $ 18.19   $   16.94
--------------------------------------------------------------------------------------------------------------------------------
Total return*                                                               34.44%    (35.53)%    14.75%      7.98%       9.24%(c)
Ratio of net expenses to average net assets+                                 0.91%      1.00%      0.96%      1.00%       0.98%**
Ratio of net investment income to average net assets+                        0.67%      0.31%      0.35%      0.37%       0.47%**
Portfolio turnover rate                                                        82%        26%        41%        27%         53%
Net assets, end of period (in thousands)                                 $174,298   $150,007   $121,118    $26,685   $  33,118
Ratios with no waivers of fees and assumption of expenses by the adviser and no reduction for fees paid indirectly:
 Net expenses                                                                0.91%      1.00%      0.96%      1.00%       1.03%**
 Net investment income                                                       0.67%      0.31%      0.35%      0.37%       0.42%**
Ratios with waiver of fees and assumption of expenses by the adviser and reduction for fees paid indirectly:
 Net expenses                                                                0.91%      1.00%      0.96%      1.00%       0.98%**
 Net investment income                                                       0.67%      0.31%      0.35%      0.37%       0.47%**
--------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.
(b)  Class Y shares first publicly offered on May 19, 2005.
(c)  Not annualized.
**   Annualized.

The accompanying notes are an integral part of these financial statements.


                           Pioneer Growth Fund | Annual Report | 11/30/09     27

Notes to Financial Statements | 11/30/09

1. Organization and Significant Accounting Policies

Pioneer Growth Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust I, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on May 15, 2009, is the successor to the Regions Morgan Keegan Select Growth Fund. Regions Morgan Keegan Select Growth Fund transferred all of the net assets of Class A, Class C and Class I shares in exchange for the Fund's Class A, Class C and Class Y shares, respectively, on May 15, 2009, in a one-to-one exchange ratio, pursuant to an agreement and plan of reorganization (the "reorganization") which was approved by the shareholders of Regions Morgan Keegan Select Growth Fund on May 8, 2009. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class Y shares were first publicly offered on May 19, 2005 as Class I shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.


28    Pioneer Growth Fund | Annual Report | 11/30/09

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are fair valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are fair valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by an independent service using fair value methods is appropriate for the Fund.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At November 30, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend


                           Pioneer Growth Fund | Annual Report | 11/30/09     29
     data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in-capital, depending on the type of book/tax differences that may exist.

     At November 30, 2009, the Fund has reclassified $7,776 to decrease undistributed net investment income and $7,776 to increase paid in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     At November 30, 2009 the Fund had a net capital loss carryforward of $4,209,028 of which the following amounts will expire in 2016 and 2017 if not utilized: $4,033,731 in 2016 and $175,297 in 2017.

     The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 was as follows:

                                       2009            2008
   Distributions paid from:
   Ordinary income                 $395,001     $   352,102
   Long-term capital gain                --      15,164,640
-----------------------------------------------------------
      Total                        $395,001     $15,516,742
-----------------------------------------------------------


30    Pioneer Growth Fund | Annual Report | 11/30/09

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2009.



                                                2009
   Distributable earnings:
   Undistributed ordinary income        $  1,202,224
   Capital loss carryforward              (4,209,028)
   Unrealized appreciation                44,533,245
----------------------------------------------------
      Total                             $ 41,526,441
----------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned approximately $511 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2009.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending


                           Pioneer Growth Fund | Annual Report | 11/30/09     31
     agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of the next business day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Option Writing

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund had two open written call option contracts open for the first month of the year ended November 30, 2009. There were no written call options outstanding at November 30, 2009.


32    Pioneer Growth Fund | Annual Report | 11/30/09

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. Prior to the reorganization, Morgan Asset Management, Inc. (MAM) served as the investment adviser to the predecessor fund. The predecessor fund paid management fees to MAM equivalent to 0.75% of the predecessor fund's average daily net assets. For the year ended, November 30, 2009, the effective management fee was equivalent to 0.70% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25%, 2.15% and 0.85% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect from May 15, 2009 through June 1, 2012 for Class A shares and June 1, 2011 for Class C and Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for any class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,835 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2009, such out of pocket expenses by class of shares were as follows:



 Shareholder Communications:
 Class A                              $17,736
 Class C                                  759
 Class Y                                7,184
---------------------------------------------
    Total                             $25,679
---------------------------------------------

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,872 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2009.


                           Pioneer Growth Fund | Annual Report | 11/30/09     33

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,233 in distribution fees payable to PFD at November 30, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2009, CDSCs in the amount of $185 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2009, the Fund's expenses were not reduced under such arrangements.


34    Pioneer Growth Fund | Annual Report | 11/30/09

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2009 was as follows:


Derivatives Not
Accounted for
as Hedging
Instruments                                                                Change in
Under Accounting              Location of                    Realized      Unrealized
Standards                     Gain or                        Gain or       Gain or
Codification                  (Loss) On                      (Loss) on     (Loss) on
(ASC) 815                     Derivatives                    Derivatives   Derivatives
(formerly FASB                Recognized                     Recognized    Recognized
Statement 133)                in Income                      in Income     in Income
 Equity Contracts - Options   Net realized gain on options   $1,086,885
 Equity Contracts - Options   Change in unrealized gain on                 $210,273
                              options

7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through January 26, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                           Pioneer Growth Fund | Annual Report | 11/30/09     35

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Pioneer Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Growth Fund (the Fund, formerly Regions Morgan Keegan Select Growth Fund), including the schedule of investments, as of November 30, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended
November 30, 2008 and the financial highlights for each of the four years in the period from December 1, 2005 to November 30, 2008 were audited by another independent registered public accounting firm, whose report, dated January 28, 2009, expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Fund at November 30, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
January 26, 2010

36    Pioneer Growth Fund | Annual Report | 11/30/09

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. Based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved an investment advisory agreement for the Fund in connection with its organization. In considering the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that would be provided by PIM to the Fund under the investment advisory agreement. The Trustees reviewed PIM's investment approach for the Fund and its research process, and considered the resources of PIM and the personnel of PIM who would provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel. The Trustees also considered that, as administrator, PIM would be responsible for the administration of the Fund's business and other affairs. The Trustees considered the quality of such services provided by PIM to the other Pioneer Funds. The Trustees considered the fees to be paid to PIM for the provision of administration services. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would provide to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
In considering the investment advisory agreement, the Trustees noted that Fund was newly-organized as the successor to another fund and did not have a performance history as a Pioneer Fund.

Management Fee and Expenses
The Trustees considered information compiled using Strategic Insight Simfund, an independent data source, to compare the Fund's proposed management fee and anticipated expense ratio with certain other funds in the Morningstar Large-Cap Growth Mutual Fund category. The Trustees considered that the Fund's proposed management fee would rank in the second quintile relative to such other funds, both initially and at a $1 billion hypothetical asset level, and that the Fund's anticipated expense ratio was in the second quintile relative to such other funds, after taking into account the contractual


                           Pioneer Growth Fund | Annual Report | 11/30/09     37
expense limitation agreed to by PIM with respect to the Fund. The Trustees concluded that the proposed management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services to be provided by PIM. The Trustees also concluded that the Fund's anticipated expense ratio was reasonable, taking into account the quality of services to be provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees did not consider PIM's profitability with respect to the management of the Fund in approving the investment advisory agreement because the Fund was newly-organized and profitability information was not available.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees concluded that economies of scale, if any, would be appropriately shared with the Fund.

Other Benefits
The Trustees considered the other potential benefits to PIM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment advisory agreement, for services that would be provided by PIM and its affiliates, and the revenues and profitability of PIM's businesses other than the fund business. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment advisory agreement for the Fund.


38    Pioneer Growth Fund | Annual Report | 11/30/09

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                           Pioneer Growth Fund | Annual Report | 11/30/09     39

Interested Trustees

                            Position Held            Length of Service and
Name and Age                with the Fund            Term of Office
John F. Cogan, Jr. (83)*    Chairman of the Board,   Trustee since 2009.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Trustee and Executive    Trustee since 2009.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------


                                                                                                Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                         by this Trustee
John F. Cogan, Jr. (83)*    Deputy Chairman and a Director of Pioneer Global Asset              None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman and a
                            Director of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative
                            Investment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of
                            Fiduciary Counseling, Inc.; President and Director of Pioneer
                            Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                            Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007);
                            Director of Pioneer Global Asset Management S.p.A. (since
                            April 2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


40    Pioneer Growth Fund | Annual Report | 11/30/09

Independent Trustees

                     Position Held    Length of Service and
Name and Age         with the Fund    Term of Office
David R. Bock (65)   Trustee          Trustee since 2009.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
---------------------------------------------------------------
Mary K. Bush (61)    Trustee          Trustee since 2009.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
---------------------------------------------------------------


                                                                                          Other Directorships Held
Name and Age         Principal Occupation During Past Five Years                          by this Trustee
David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique            Director of Enterprise
                     merchant bank) (1997 to 2004 and 2008 - present); and Executive      Community Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately-held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York Mortgage
                                                                                          Trust (publicly traded
                                                                                          mortgage REIT); and Director
                                                                                          of Oxford Analytica, Inc.
                                                                                          (privately-held research and
                                                                                          consulting company)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial          Director of Marriott
                     advisory firm)                                                       International, Inc.; Director
                                                                                          of Discover Financial Services
                                                                                          (credit card issuer and
                                                                                          electronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech
                                                                                          International Corporation
                                                                                          (national security, defense,
                                                                                          and intelligence technology
                                                                                          firm); and Member, Board of
                                                                                          Governors, Investment Company
                                                                                          Institute
------------------------------------------------------------------------------------------------------------------------

                          Pioneer Growth Fund | Annual Report | 11/30/09     41

                            Position Held   Length of Service and
Name and Age                with the Fund   Term of Office
Benjamin M. Friedman (65)   Trustee         Trustee since 2009.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal
----------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 2009.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2009.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 2009.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------


                                                                                                 Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                          by this Trustee
Benjamin M. Friedman (65)   Professor, Harvard University                                        None
----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice-President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
----------------------------------------------------------------------------------------------------------------------------

42    Pioneer Growth Fund | Annual Report | 11/30/09

Fund Officers

                             Position Held         Length of Service and
Name and Age                 with the Fund         Term of Office
Dorothy E. Bourassa (61)     Secretary             Since 2009. Serves at
                                                   the discretion of the
                                                   Board
---------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2009. Serves at
                                                   the discretion of the
                                                   Board
---------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer             Since 2009. Serves at
                                                   the discretion of the
                                                   Board
---------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board
---------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board
---------------------------------------------------------------------------
David F. Johnson (30)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board
---------------------------------------------------------------------------


                                                                                                 Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                         by this  Officer
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
---------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
---------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
---------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Fund Administration Manager - Fund Accounting, Administration       None
                             and Controllership Services since November 2008 and Assistant
                             Treasurer of all of the Pioneer Funds since January 2009; Client
                             Service Manager - Institutional Investor Services at State Street
                             Bank from March 2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------

                           Pioneer Growth Fund | Annual Report | 11/30/09     43

                         Position Held              Length of Service and
Name and Age             with the Fund              Term of Office
Teri W. Anderholm (50)   Chief Compliance Officer   Since 2009. Serves at
                                                    the discretion of the
                                                    Board
---------------------------------------------------------------------------


                                                                                          Other Directorships Held
Name and Age             Principal Occupation During Past Five Years                      by this  Officer
Teri W. Anderholm (50)   Chief Compliance Officer of Pioneer since December 2006 and of   None
                         all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (February
                         2005 to July 2005); Independent Consultant (July 1997 to
                         February 2005)
------------------------------------------------------------------------------------------------------------------

44    Pioneer Growth Fund | Annual Report | 11/30/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com




This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Intermediate Tax Free Income Fund*
(Formerly Regions Morgan Keegan
Select Intermediate Tax Exempt Bond Fund)
--------------------------------------------------------------------------------
Annual Report | November 30, 2009
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PITFX
Class C   PTXCX
Class Y   PITYX

* The reorganization of Pioneer Intermediate Tax Free Income Fund into Pioneer AMT-Free Municipal Fund has been approved by each fund's board of trustees. The trustees determined that the reorganization is in the best interests of the shareholders of both funds. Each fund is managed by Pioneer Investment Management, Inc. The proposed reorganization is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the reorganization. The reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed in March 2010.

   Additional information regarding the reorganization, including a prospectus for Pioneer AMT-Free Municipal Fund, will be mailed to shareholders of Pioneer Intermediate Tax Free Income Fund prior to the reorganization.

[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              7

Prices and Distributions                                                       8

Performance Update                                                             9

Comparing Ongoing Fund Expenses                                               12

Schedule of Investments                                                       14

Financial Statements                                                          18

Notes to Financial Statements                                                 25

Report of Independent Registered Public Accounting Firm                       31

Approval of Investment Advisory Agreement                                     33

Trustees, Officers and Service Providers                                      35

      Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

      Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     3

Portfolio Management Discussion | 11/30/09

During the 12 months ended November 30, 2009, the municipal bond market recovered from one of its most volatile periods in history. In the following interview, David Eurkus, who is responsible for the daily management of Pioneer Intermediate Tax Free Income Fund, discusses some of the factors that had an impact on the municipal bond market and the Fund over the 12-month period.

Q  How did the Fund perform during the 12 months ended November 30, 2009?

A For the 12-month period ended November 30, 2009, Pioneer Intermediate Tax Free Income Fund's Class A shares returned 6.05% at net asset value, compared with returns of 14.17% and 9.21%, respectively, over the same period for the Barclays Capital (formerly Lehman Brothers) Municipal Bond Index and the Merrill Lynch 3-7 Year Municipal Index. In addition, the average return of the 155 funds in Lipper's Intermediate Municipal Debt Funds category over the same 12-month period was 11.54%. While the Fund invested in municipal securities with a broad range of maturities and credit ratings, it maintained a dollar-weighted average portfolio credit quality of AA+. On November 30, 2009, the Fund's current yield was 4.63% based on net asset value.

Q What was the investment environment like during the 12 months ended November 30, 2009?

A The period started in turbulence, as credit markets seized up and several large financial institutions went into bankruptcy, merged with other institutions or were bailed out by the U.S. government. Against this backdrop, the municipal bond market saw investors flee to the relative safety of the Treasury market. As a result, municipal bond prices declined and yields rose to historically high levels relative to Treasury yields.

   As we moved into 2009, the municipal bond market began to recover, as investors saw opportunity in the low prices and higher yields of municipal securities. Demand for tax-exempt municipal securities was strong throughout the Fund's fiscal year. During the last six months of the fiscal period, we saw a sharp reduction in newly issued tax-exempt bonds, as roughly one-third of new municipal bonds were taxable "Build America Bonds," which are subsidized by the U.S. Treasury. This favorable supply/demand for tax-exempt municipal bonds sharply boosted prices. Because bond yields and prices move in opposite directions, yields on municipal securities declined substantially.

4     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

Q  How did you manage the Fund in this environment?

A Approximately 94% of the Fund's assets were invested in securities rated AAA, AA, and A by credit rating agencies, and about 35% of the bonds in the portfolio were insured. The Fund held a mix of general obligation bonds and revenue bonds in a variety of economic sectors, including transportation, water and sewer, and education. Interest and principal on general obligation bonds are guaranteed by the financial resources and taxing power of the issuer. The interest and principal of revenue bonds depends on the revenues generated from the particular asset the bonds were issued to finance. At the end of the fiscal year on November 30, 2009, the Fund held
   38 issues in 14 states and the District of Columbia.

Q What factors most affected the Fund's performance during the 12 months ended November 30, 2009?

A The combination of the Fund's relatively short duration (about 2.51 years) and higher-quality (i.e., lower-yielding) portfolio was the primary reason for the Fund's benchmark-relative underperformance during the 12 months ended November 30, 2009. Duration is a measure of a portfolio's sensitivity to changes in interest rates, and the Fund's mandate is to keep duration in the short-to-intermediate range. When interest rates decline, as was the case during the Fund's fiscal year, a longer duration is usually more beneficial. The higher-quality portfolio was the result of our desire to maintain liquidity during the period.

Q  What is your outlook?

A We are constructive in our outlook as we move into 2010. We believe economic growth should continue at a moderate pace and that inflation is likely to remain benign. The Federal Reserve Board has indicated that it will keep interest rates unchanged and in the 0.0%-0.25% range, at least over the short term. The government's Build America Bond program will remain in operation until the end of 2010, which means that tax-exempt municipal bonds could be in short supply. We believe the reduced supply and continued strong demand should be supportive of municipal bond prices.

Please refer to the Schedule of Investments on pages 14-17 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making

      Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     5
them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.

6     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

Portfolio Summary | 11/30/09

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                     39.4%
AA                                      42.9%
A                                       11.5%
BBB                                      3.1%
Commercial Paper                         3.1%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year                                19.3%
1-3 years                               41.1%
3-6 years                               36.5%
6-8 years                                3.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.    County of Broward Florida, 5.0%, 1/1/12                                    4.66%
---------------------------------------------------------------------------------------
 2.    Missouri State Highways and Transit Commission, 5.625%, 2/1/18             4.57
---------------------------------------------------------------------------------------
 3.    State of Maryland, 5.5%, 7/15/13                                           3.32
---------------------------------------------------------------------------------------
 4.    Indianapolis Local Public Improvement Board Revenue, 6.0%, 1/10/20         3.31
---------------------------------------------------------------------------------------
 5.    Indiana State Office Building Commission, 5.25%, 7/1/15                    3.25
---------------------------------------------------------------------------------------
 6.    Massachusetts Development Finance Agency, 5.15%, 10/1/14                   3.23
---------------------------------------------------------------------------------------
 7.    Gwinnett County Water and Sewage Authority, 4.0%, 8/1/15                   3.22
---------------------------------------------------------------------------------------
 8.    Virginia Commonwealth Transportation Board, 5.0%, 5/15/12                  3.17
---------------------------------------------------------------------------------------
 9.    City of Dallas Texas, 4.125%, 4/1/13                                       3.16
---------------------------------------------------------------------------------------
10.    South Carolina State Public Service Authority, 5.0%, 1/1/18                3.16
---------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative investments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

      Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     7

Prices and Distributions | 11/30/09

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class           11/30/09           11/30/08
--------------------------------------------------------------------------------
       A              $ 9.70             $ 9.43
--------------------------------------------------------------------------------
       Y              $ 9.69             $ 9.43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class           11/30/09           5/18/09
--------------------------------------------------------------------------------
       C              $ 9.71             $ 9.68
--------------------------------------------------------------------------------

Distributions per Share: 12/1/08-11/30/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term         Long-Term
      Class           Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A            $ 0.2679               $ --               $ 0.0274
--------------------------------------------------------------------------------
       Y            $ 0.2933               $ --               $ 0.0274
--------------------------------------------------------------------------------

Distributions per Share: 5/18/09-5/31/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
      Class           Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       C            $ 0.1414               $ --              $ --
--------------------------------------------------------------------------------

8     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

Performance Update | 11/30/09                                    Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Intermediate Tax Free Income Fund at public offering price, compared to that of the Barclays Capital Municipal Bond Index and the Merrill Lynch 3-7 Year Municipal Bond Index.

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                     Net Asset       Public Offering
 Period                              Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 Life of Class
 (2/9/2004)                          2.79%           1.98%
 5 Years                             3.20            2.79
 1 Year                              6.05            1.32
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 15, 2009)
--------------------------------------------------------------------------------
                                     Gross           Net
--------------------------------------------------------------------------------
                                     1.15%           0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer                Barclays                Merrill Lynch
              Intermediate Tax       Capital Municipal       3-7 Year Municipal
              Free Income Fund       Bond Index              Bond Index
              ----------------       -----------------       -----------------
2/04                9550                  10000                   10000
11/04               9518                  10111                   10005
11/05               9621                  10504                   10172
11/06               9973                  11147                   10603
11/07              10262                  11449                   11090
11/08              10508                  11035                   11590
11/09              11156                  12600                   12658

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through June 1, 2012, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Intermediate Tax Free Income Fund was created through the reorganization of predecessor fund Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund on May 15, 2009. The performance of Class A shares of the Fund from February 9, 2004 to May 15, 2009 is the performance of Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund's Class A shares, which has been restated to reflect any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund.

The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. The Merrill Lynch 3-7 Year Municipal Bond Index tracks the performance of tax-exempt investment-grade debt of U.S. municipalities having at least three years and less than seven years remaining term to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

      Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     9

Performance Update | 11/30/09                          Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Intermediate Tax Free Income Fund at public offering price, compared to that of the Barclays Capital Municipal Bond Index and the Merrill Lynch 3-7 Year Municipal Bond Index.

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                           If             If
 Period                                    Held           Redeemed
--------------------------------------------------------------------------------
Life of Class
(5/19/2009)                                 1.78%           0.78%
5 Years                                       --              --
1 Year                                        --              --
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 15, 2009)
--------------------------------------------------------------------------------
                                           Gross           Net
--------------------------------------------------------------------------------
                                            1.90%           1.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer                Barclays                Merrill Lynch
              Intermediate Tax       Capital Municipal       3-7 Year Municipal
              Free Income Fund       Bond Index              Bond Index
              ----------------       -----------------       -----------------
5/09                10000                 10000                   10000
11/09               10124                 10475                   10395

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through June 1, 2011, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. The Merrill Lynch 3-7 Year Municipal Bond Index tracks the performance of tax-exempt investment-grade debt of U.S. municipalities having at least three years and less than seven years remaining term to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

10     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

Performance Update | 11/30/09                          Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Intermediate Tax Free Income Fund, compared to that of the Barclays Capital Municipal Bond Index and the Merrill Lynch 3-7 Year Municipal Bond Index.

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                       If           If
 Period                                Held         Redeemed
--------------------------------------------------------------------------------
Life of Class
(2/9/2004)                             2.95%        2.95%
5 Years                                3.45         3.45
1 Year                                 6.23         6.23
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 15, 2009)
--------------------------------------------------------------------------------
                                       Gross        Net
--------------------------------------------------------------------------------
                                       0.90%        0.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer                Barclays                Merrill Lynch
              Intermediate Tax       Capital Municipal       3-7 Year Municipal
              Free Income Fund       Bond Index              Bond Index
              ----------------       -----------------       -----------------
2/04                 10000                10000                   10000
11/04                 9956                10111                   10005
11/05                10089                10504                   10172
11/06                10486                11147                   10603
11/07                10805                11449                   11090
11/08                11104                11035                   11590
11/09                11820                12600                   12658

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through June 1, 2011, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Intermediate Tax Free Income Fund was created through the reorganization of predecessor fund Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund on May 15, 2009. The performance of Class Y shares of the Fund from February 9, 2004 to May 15, 2009 is the performance of Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund's Class I shares, which has not been restated to reflect any differences in expenses.

The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. The Merrill Lynch 3-7 Year Municipal Bond Index tracks the performance of tax-exempt investment-grade debt of U.S. municipalities having at least three years and less than seven years remaining term to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Intermediate Tax Free Income
Fund

Based on actual returns from June 1, 2009 through November 30, 2009.

--------------------------------------------------------------------------------
 Actual Share Class                 A                C                Y
--------------------------------------------------------------------------------
 Beginning Account Value       $ 1,000.00       $ 1,000.00       $ 1,000.00
 on 6/1/09
--------------------------------------------------------------------------------
 Ending Account Value          $ 1,022.17       $ 1,021.27       $ 1,022.52
 (after expenses)
 on 11/30/09
--------------------------------------------------------------------------------
 Expenses Paid                 $     6.03       $     8.92       $     3.90
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 1.76% and 0.77% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

12     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Intermediate Tax Free Income
Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2009 through November 30, 2009.

--------------------------------------------------------------------------------
 Hypothetical Share Class           A                C                Y
--------------------------------------------------------------------------------
 Beginning Account Value        $ 1,000.00       $ 1,000.00       $ 1,000.00
 on 6/1/09
--------------------------------------------------------------------------------
 Ending Account Value           $ 1,019.10       $ 1,016.24       $ 1,021.21
 (after expenses)
 on 11/30/09
--------------------------------------------------------------------------------
 Expenses Paid                  $     6.02       $     8.90       $     3.90
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19%, 1.76% and 0.77% for Class A, Class C and Class Y shares, respectively, were multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     13

Schedule of Investments | 11/30/09

-----------------------------------------------------------------------------------------------------
                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                             Value
-----------------------------------------------------------------------------------------------------
                                MUNICIPAL BONDS -- 96.1%
                                Alabama -- 17.1%
$   500,000             AA/Aa2  Alabama Public School & College Authority, 5.0%,
                                12/1/18                                                  $   549,320
    500,000              NR/WR  Alabama Water Pollution Control Authority, 4.75%,
                                8/15/14                                                      502,980
    500,000            AA+/Aa2  City of Tuscaloosa, 4.5%, 2/15/13                            534,655
    250,000               A/A2  Huntsville Health Care Authority, 4.7%, 6/1/12               260,603
    500,000              NR/WR  Limestone County Water & Sewer Authority, 4.7%,
                                12/1/09                                                      500,050
    500,000             A/Baa1  Scottsboro Waterworks Sewer & Gas Board, 4.4%,
                                8/1/12                                                       501,075
    250,000              NR/A3  Southeast Alabama Gas District, 5.25%, 6/1/11                261,245
                                                                                         -----------
                                                                                         $ 3,109,928
-----------------------------------------------------------------------------------------------------
                                Arkansas -- 4.5%
    250,000              A+/WR  Arkansas State Development Finance Authority, 4.0%,
                                12/1/11                                                  $   263,265
    500,000            AAA/Aa3  City of Little Rock, 4.0%, 4/1/14                            548,965
                                                                                         -----------
                                                                                         $   812,230
-----------------------------------------------------------------------------------------------------
                                Florida -- 6.0%
    750,000            AA+/Aa1  County of Broward Florida, 5.0%, 1/1/12                  $   811,613
    250,000            AAA/Aa1  State of Florida, 5.0%, 7/1/16                               274,180
                                                                                         -----------
                                                                                         $ 1,085,793
-----------------------------------------------------------------------------------------------------
                                Georgia -- 3.1%
    500,000            AAA/Aaa  Gwinnett County Water & Sewerage Authority, 4.0%,
                                8/1/15                                                   $   560,400
                                                                                         -----------
                                                                                         $   560,400
-----------------------------------------------------------------------------------------------------
                                Illinois -- 2.9%
    500,000            AAA/Aa2  Illinois Health Facilities Authority, 6.125%, 11/15/22   $   527,875
                                                                                         -----------
                                                                                         $   527,875
-----------------------------------------------------------------------------------------------------
                                Indiana -- 6.3%
    500,000              A/Aa2  Indiana State Office Building Commission, 5.25%,
                                7/1/15                                                   $   566,550
    500,000             AA/Aa2  Indianapolis Local Public Improvement Board
                                Revenue, 6.0%, 1/10/20                                       576,360
                                                                                         -----------
                                                                                         $ 1,142,910
-----------------------------------------------------------------------------------------------------
                                Kansas -- 1.8%
    300,000              AA/A1  Kansas Development Finance Authority, 5.0%,
                                6/1/11                                                   $   319,278
                                                                                         -----------
                                                                                         $   319,278
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

-------------------------------------------------------------------------------------------------
                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------
                                Massachusetts -- 3.1%
$   550,000           BBB/Baa2  Massachusetts Development Finance Agency, 5.15%,
                                10/1/14                                               $   563,261
                                                                                      -----------
                                                                                      $   563,261
-------------------------------------------------------------------------------------------------
                                Maryland -- 3.2%
    500,000            AAA/Aaa  State of Maryland, 5.5%, 7/15/13                      $   578,775
                                                                                      -----------
                                                                                      $   578,775
-------------------------------------------------------------------------------------------------
                                Missouri -- 7.4%
    500,000             NR/Aaa  Missouri State Environmental Improvement & Energy
                                Resources, 5.125%, 1/1/20                             $   544,020
    750,000            AAA/Aaa  Missouri State Highways & Transit Commission,
                                5.625%, 2/1/18                                            795,908
                                                                                      -----------
                                                                                      $ 1,339,928
-------------------------------------------------------------------------------------------------
                                North Carolina -- 8.5%
    500,000            AAA/Aaa  City of Greensboro, 4.0%, 2/1/13                      $   548,535
    150,000            AAA/Aaa  County of Wake North Carolina, 4.0%, 4/1/13               165,039
    500,000            AAA/Aaa  Mecklenburg County North Carolina, 4.0%, 2/1/15           549,415
    250,000            AA+/Aa1  North Carolina Infrastructure Finance Corp., 5.0%,
                                10/1/11                                                   269,385
                                                                                      -----------
                                                                                      $ 1,532,374
-------------------------------------------------------------------------------------------------
                                South Carolina -- 7.4%
    500,000            AA-/Aa2  South Carolina State Public Service Authority, 5.0%,
                                1/1/18                                                $   549,820
    250,000            AA-/Aa2  South Carolina State Public Service Authority, 5.0%,
                                1/1/22                                                    263,213
    500,000            AA+/Aaa  State of South Carolina, 4.0%, 1/1/14                     534,060
                                                                                      -----------
                                                                                      $ 1,347,093
-------------------------------------------------------------------------------------------------
                                Texas -- 18.0%
    500,000            AAA/Aa2  City of Dallas Texas, 4.125%, 4/1/13                  $   550,010
    500,000              A+/A1  City of Denton Texas, 5.125%, 12/1/18                     534,110
    500,000            AA+/Aa2  City of Fort Worth, 4.0%, 3/1/13                          542,535
    500,000            AAA/Aa1  City of San Antonio, 5.25%, 2/1/10                        504,195
    415,000               A/A1  Lower Colorado River Authority, 5.25%, 5/15/21            431,471
    275,000            AA+/Aa1  State of Texas, 5.0%, 10/1/17                             302,203
    350,000            AAA/Aaa  University of Texas, 5.25%, 8/15/13                       400,789
                                                                                      -----------
                                                                                      $ 3,265,313
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     15

----------------------------------------------------------------------------------------------
                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                        Value
----------------------------------------------------------------------------------------------
                                Virginia -- 6.8%
$   500,000            AA+/Aa1  Virginia Commonwealth Transportation Board, 5.0%,
                                5/15/12                                            $   551,545
    500,000            AA+/Aa1  Virginia Public School Authority, 5.0%, 8/1/15         542,050
    140,000             AA/Aa2  Virginia Resources Authority, 5.0%, 5/1/20             143,553
                                                                                   -----------
                                                                                   $ 1,237,148
----------------------------------------------------------------------------------------------
                                TOTAL MUNICIPAL BONDS
                                (Cost $16,625,170)                                 $17,422,306
----------------------------------------------------------------------------------------------
                                TOTAL INVESTMENT IN SECURITIES -- 96.1%
                                (Cost $16,625,170) (a) (b)                         $17,422,306
----------------------------------------------------------------------------------------------
                                OTHER ASSETS AND LIABILITIES -- 3.9%               $   706,646
----------------------------------------------------------------------------------------------
                                TOTAL NET ASSETS -- 100.0%                         $18,128,952
==============================================================================================

NR   Not rated by either S&P or Moody's.

WR   Withdrawn Rating.

(a) At November 30, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $16,621,056 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                              $803,833
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                (2,583)
                                                                                    --------
       Net unrealized gain                                                          $801,250
                                                                                    ========

(b) The concentration of investments by type of obligation/market sector is as follows (unaudited):

       Insured                                        35.3%
       Escrowed in U.S. Government Securities         11.8
       General Obligation                             26.7
       Revenue Bonds:
         Various Revenues                              7.7
         Reserves                                      3.1
         Transportation Revenue                        3.1
         Education Revenue                             8.4
         Water and Sewer                               3.9
                                                     -----
                                                     100.0%
                                                     =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2009 aggregated $1,046,420 and $9,723,664, respectively.

The accompanying notes are an integral part of these financial statements.

16     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of November 30, 2009, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                       Level 1       Level 2          Level 3       Total
--------------------------------------------------------------------------------
 Municipal bonds         $--       $17,422,306          $--       $17,422,306
--------------------------------------------------------------------------------
 Total                   $--       $17,422,306          $--       $17,422,306
================================================================================

The accompanying notes are an integral part of these financial statements.

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     17

Statement of Assets and Liabilities | 11/30/09

ASSETS:
  Investment in securities, at fair value (cost $16,625,170)      $17,422,306
  Cash                                                                172,934
  Receivables --
   Investment securities sold                                         360,000
   Interest                                                           253,948
  Other                                                                27,543
--------------------------------------------------------------------------------
     Total assets                                                 $18,236,731
--------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Dividends                                                      $    69,079
  Due to affiliates                                                     1,416
  Accrued expenses                                                     61,326
--------------------------------------------------------------------------------
     Total liabilities                                            $   131,821
--------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                 $17,078,958
  Distributions in excess of net investment income                    (31,696)
  Accumulated net realized gain on investments                        260,512
  Net unrealized gain on investments                                  797,136
--------------------------------------------------------------------------------
     Total net assets                                             $18,104,910
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $8,856,853/913,218 shares)                    $      9.70
  Class C (based on $62,309/6,418 shares)                         $      9.71
  Class Y (based on $9,185,748/947,587 shares)                    $      9.69
MAXIMUM OFFERING PRICE:
  Class A ($9.70 [divided by] 95.5%)                              $     10.16
================================================================================

The accompanying notes are an integral part of these financial statements.

18     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

Statement of Operations

For the Year Ended 11/30/09

INVESTMENT INCOME:
  Dividends                                                $ 2,862
  Interest                                                 853,331
-----------------------------------------------------------------------------------
     Total investment income                                             $  856,193
-----------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $85,275
  Transfer agent fees and expenses
   Class A                                                  41,340
   Class C                                                      12
   Class Y                                                   9,562
  Distribution fees
   Class A                                                  15,665
   Class C                                                      54
  Shareholder communications expense                           964
  Administrative reimbursements                             18,241
  Custodian fees                                             4,625
  Registration fees                                         38,693
  Professional fees                                         91,121
  Printing expense                                          31,092
  Fees and expenses of nonaffiliated trustees               11,678
  Miscellaneous                                              8,451
-----------------------------------------------------------------------------------
     Total expenses                                                      $  356,773
     Less fees waived and expenses reimbursed
       by Pioneer Investment Management, Inc.                              (120,288)
-----------------------------------------------------------------------------------
     Net expenses                                                        $  236,485
-----------------------------------------------------------------------------------
       Net investment income                                             $  619,708
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                       $  246,774
-----------------------------------------------------------------------------------
  Change in net unrealized gain on investments                           $  574,199
-----------------------------------------------------------------------------------
  Net gain on investments                                                $  820,973
-----------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                   $1,440,681
===================================================================================

The accompanying notes are an integral part of these financial statements.

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     19

Statement of Changes in Net Assets

For the Years Ended 11/30/09 and 11/30/08, respectively

--------------------------------------------------------------------------------------------
                                                            Year Ended         Year Ended
                                                            11/30/09           11/30/08
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   619,708        $  1,178,564
Net realized gain on investments                                246,774              70,237
Change in net unrealized gain (loss) on investments             574,199            (240,961)
--------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $ 1,440,681        $  1,007,840
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A* ($0.27 and $0.29 per share, respectively)       $  (322,342)       $ (1,000,243)
   Class C** ($0.14 and $0.00 per share, respectively)             (183)                 --
   Class Y ($0.29 and $0.32 per share, respectively)           (319,738)           (173,603)
Net realized gain:
   Class A* ($0.03 and $0.01 per share, respectively)           (60,880)            (41,561)
   Class C** ($0.00 and $0.00 per share, respectively)               --                  --
   Class Y ($0.03 and $0.01 per share, respectively)            (17,139)             (5,313)
--------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $  (720,282)       $ (1,220,720)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 8,516,839        $(28,020,451)
Shares issued in reorganization                                 292,097                  --
Reinvestment of distributions                                    37,949                  --
Cost of shares repurchased                                  (17,931,503)                 --
--------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                     $(9,084,618)       $(28,020,451)
--------------------------------------------------------------------------------------------
   Net decrease in net assets                               $(8,364,219)       $(28,233,331)
NET ASSETS:
Beginning of year                                            26,469,129          54,702,460
--------------------------------------------------------------------------------------------
End of year                                                 $18,104,910        $ 26,469,129
--------------------------------------------------------------------------------------------
Distributions in excess of net investment income            $   (31,696)       $     (9,141)
--------------------------------------------------------------------------------------------

* Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund Class C shares converted to Class A shares on May 15, 2009.

** Pioneer Intermediate Tax Free Income Fund Class C shares were first publicly offered on May 18, 2009.

The accompanying notes are an integral part of these financial statements.

20     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

-------------------------------------------------------------------------------------------------------
                                     '09 Shares        '09 Amount         '08 Shares        '08 Amount
-------------------------------------------------------------------------------------------------------
Class A
Shares sold                               158,219     $  1,527,211             211,744     $  2,015,410
Shares issued in reorganization            30,194          292,097                  --               --
Reinvestment of distributions               2,987           28,838              11,417          108,524
Less shares repurchased                (1,550,500)     (14,986,201)         (3,187,479)     (30,303,137)
-------------------------------------------------------------------------------------------------------
   Net decrease                        (1,359,100)    $(13,138,055)         (2,964,318)    $(28,179,203)
=======================================================================================================
Class C*
Shares sold                                 6,384     $     62,013                  --     $         --
Reinvestment of distributions                  34              335                  --               --
Less shares repurchased                        --               --                  --               --
-------------------------------------------------------------------------------------------------------
   Net increase                             6,418     $     62,348                  --     $         --
=======================================================================================================
Class Y
Shares sold                               718,420     $  6,927,615             310,514     $  2,957,665
Reinvestment of distributions                 916            8,776                 989            9,369
Less shares repurchased                  (305,684)      (2,945,302)           (296,356)      (2,808,282)
-------------------------------------------------------------------------------------------------------
   Net increase                           413,652     $  3,991,089              15,147     $    158,752
=======================================================================================================

*  Class C shares were first publicly offered on May 18, 2009.

The accompanying notes are an integral part of these financial statements.

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     21

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year           Year           Year        Year        Year
                                                                     Ended          Ended          Ended       Ended       Ended
                                                                     11/30/09 (a)   11/30/08       11/30/07    11/30/06    11/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                 $  9.43         $   9.51      $   9.54     $  9.52    $   9.77
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                               $  0.32         $   0.29      $   0.31     $  0.31    $   0.30
 Net realized and unrealized gain (loss) on investments                 0.25            (0.07)        (0.04)       0.03       (0.19)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment
    operations                                                       $  0.57         $   0.22      $   0.27     $  0.34    $   0.11
Distributions to shareowners:
 Net investment income                                                 (0.27)           (0.29)        (0.30)      (0.31)      (0.30)
 Net realized gain                                                     (0.03)           (0.01)         0.00       (0.01)      (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/decrease in net asset value                             $  0.27         $  (0.08)     $  (0.03)    $  0.02    $  (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  9.70         $   9.43      $   9.51     $  9.54    $   9.52
====================================================================================================================================
Total return*                                                           6.05%            2.40%         2.90%       3.66%       1.07%
Ratio of net expenses to average net assets                             1.19%            0.93%         0.86%       0.80%       0.77%
Ratio of net investment income to average net assets                    2.59%            3.13%         3.22%       3.30%       3.03%
Portfolio turnover rate                                                    5%               6%           15%         11%         16%
Net assets, end of period (in thousands)                             $ 8,857         $ 21,119      $ 46,586     $45,782    $ 52,670
Ratios with no waiver of fees and assumption of expenses
  by the Adviser
 Net expenses                                                           1.63%            0.93%         0.86%       0.80%       1.07%
 Net investment income                                                  2.15%            3.13%         3.22%       3.30%       2.73%
Ratios with waiver of fees and assumption of expenses
  by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                           1.19%            0.93%         0.86%       0.80%       0.77%
 Net investment income                                                  2.59%            3.13%         3.22%       3.30%       3.03%
====================================================================================================================================

(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

22    Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

----------------------------------------------------------------------------------------------
                                                                             5/18/09
                                                                             (Commencement
                                                                             of Operations) to
                                                                             11/30/09 (a)
----------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                                            $  9.68
----------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                                          $  0.13
  Net realized and unrealized gain on investments                                   0.04
----------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations                        $  0.17
 Distributions to shareowners:
  Net investment income                                                            (0.14)
----------------------------------------------------------------------------------------------
 Net decrease in net asset value                                                 $  0.03
----------------------------------------------------------------------------------------------
 Net asset value, end of period                                                  $  9.71
==============================================================================================
 Total return*                                                                      1.78%***
 Ratio of net expenses to average net assets                                        1.76%**
 Ratio of net investment income to average net assets                               1.81%**
 Portfolio turnover rate                                                               5%**
 Net assets, end of period (in thousands)                                        $    62
 Ratios with no waiver of fees and assumption of expenses by the Adviser
  Net expenses                                                                      2.96%**
  Net investment income                                                             0.61%**
 Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                      1.76%**
  Net investment income                                                             1.81%**
==============================================================================================

(a) Class C shares were first publicly offered on May 18, 2009.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     23


------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year       Year       Year       Year
                                                                      Ended          Ended      Ended      Ended      Ended
                                                                      11/30/09 (a)   11/30/08   11/30/07   11/30/06   11/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                    $ 9.43       $  9.50     $ 9.54     $ 9.52      $ 9.77
------------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                  $ 0.22       $  0.32     $ 0.33     $ 0.34      $ 0.32
 Net realized and unrealized gain (loss) on investments                   0.36         (0.06)     (0.05)      0.03       (0.19)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from investment operations      $ 0.58       $  0.26     $ 0.28     $ 0.37      $ 0.13
Distributions to shareowners:
 Net investment income                                                   (0.29)        (0.32)     (0.32)     (0.34)      (0.32)
 Net realized gain                                                       (0.03)        (0.01)        --      (0.01)      (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                              $ 0.26       $ (0.07)   $ (0.04)   $ 0.02      $ (0.25)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $ 9.69       $  9.43     $ 9.50     $ 9.54      $ 9.52
====================================================================================================================================
Total return*                                                             6.23%         2.76%      3.05%      3.94%       1.33%
Ratio of net expenses to average net assets                               0.77%         0.68%      0.61%      0.55%       0.52%
Ratio of net investment income to average net assets                      2.94%         3.38%      3.47%      3.55%       3.28%
Portfolio turnover rate                                                      5%            6%        15%        11%         16%
Net assets, end of period (in thousands)                               $ 9,186       $ 5,034    $ 4,920    $ 6,922     $ 8,769
Ratios with no waiver of fees and assumption
 of expenses by the Adviser
 Net expenses                                                             1.45%         0.68%      0.61%      0.55%       0.82%
 Net investment income                                                    2.25%         3.38%      3.47%      3.55%       2.98%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                             0.77%         0.68%      0.61%      0.55%       0.52%
 Net investment income                                                    2.94%         3.38%      3.47%      3.55%       3.28%
====================================================================================================================================

(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

Notes to Financial Statements | 11/30/09

1. Organization and Significant Accounting Policies

Pioneer Intermediate Tax Free Income Fund (the Fund) is one of five portfolios comprising of Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on May 15, 2009, is the successor to the Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund (the predecessor fund). In the reorganization, the predecessor fund transferred all of the net assets of Class A shares and Class C shares in exchange for the Fund's Class A shares and transferred all of the net assets of Class I shares in exchange for the Fund's Class Y shares, in each case, in a one-to-one exchange ratio, on May 15, 2009 pursuant to an agreement and plan of reorganization (the "reorganization") that was approved by the shareholders of Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund on May 8, 2009. The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek as high a level of current income exempt from federal income taxes, as possible consistent with the preservation of capital.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     25
regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
  (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are fair valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

  The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At November 30, 2009 there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

  Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

26     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

  The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

  The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 was as follows:

--------------------------------------------------------------------------------
                                                          2009              2008
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                  $    1,400        $     --
   Tax exempt income                                   640,863         1,173,846
   Long-term capital gain                               78,019            46,874
--------------------------------------------------------------------------------
      Total                                         $  720,282        $1,220,720
================================================================================

  The following shows the components of distributable earnings on a federal income tax basis at November 30, 2009:

--------------------------------------------------------------------------------
                                                                           2009
--------------------------------------------------------------------------------
   Undistributed tax-exempt income                                  $    37,383
   Undistributed ordinary income                                          4,510
   Undistributed Long-term gains                                        251,888
   Current year dividend payable                                        (69,079)
   Unrealized appreciation                                              801,250
--------------------------------------------------------------------------------
      Total                                                         $ 1,025,952
================================================================================

  The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of premium and amortization.

C. Fund Shares

  The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit) earned $412 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2009.

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     27

D. Class Allocations

  Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

  Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
  Note 3).

  The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $500 million and 0.45% on the excess over $500 million.

Prior to the reorganization, Morgan Asset Management, Inc. (MAM) served as the investment adviser to the predecessor fund. For the fiscal year ended November 30, 2008, the predecessor fund paid management fees to MAM equivalent to 0.25% of the predecessor fund's average daily net assets.

For the year ended November 30, 2009, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.41% of average net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.82%, 1.76% and 0.55% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect from May 15, 2009 through June 1, 2012 for Class A shares and through June 1, 2011 for Class C and Class Y shares. There can be no assurance that PIM will extend the expense limitations beyond the date above.

28     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $867 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2009, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                    $885
 Class C                                                                      28
 Class Y                                                                      51
--------------------------------------------------------------------------------
  Total                                                                     $964
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $367 in transfer agent fees and out-of-pocket reimbursements expense payable to PIMSS at November 30, 2009.

4. Distribution Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $182 in distribution fees payable to PFD at November 30, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Redemptions of Class C shares within one year of

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     29
purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares.
There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2009 no CDSCs were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2009, the Fund's expenses were not reduced under such arrangements.

6. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through January 26, 2010, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

30     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Pioneer Intermediate Tax Free Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Intermediate Tax Free Income Fund (the Fund, formerly, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund), including the schedule of investments, as of November 30, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2008 and the financial highlights for each of the four years in the period from December 1, 2005 to November 30, 2008 were audited by another independent registered public accounting firm, whose report, dated January 28, 2009, expressed an unqualified opinion on the financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Intermediate Tax Free Income Fund at November 30, 2009, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

Boston, Massachusetts
January 26, 2010

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     31

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short-term gains were 100.00% and 0.0%, respectively.

32     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Intermediate Tax Free Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. Based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved an investment advisory agreement for the Fund in connection with its organization. In considering the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that would be provided by PIM to the Fund under the investment advisory agreement. The Trustees reviewed PIM's investment approach for the Fund and its research process, and considered the resources of PIM and the personnel of PIM who would provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel. The Trustees also considered that, as administrator, PIM would be responsible for the administration of the Fund's business and other affairs. The Trustees considered the quality of such services provided by PIM to the other Pioneer Funds. The Trustees considered the fees to be paid to PIM for the provision of administration services. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would provide to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the investment advisory agreement, the Trustees noted that Fund was newly-organized as the successor to another fund and did not have a performance history as a Pioneer Fund.

Management Fee and Expenses

The Trustees considered information compiled using Strategic Insight Simfund, an independent data source, to compare the Fund's proposed management fee and anticipated expense ratio with certain other funds in the Morningstar Intermediate Municipal National Mutual Fund category. The Trustees considered that the Fund's proposed management fee would rank in the third quintile relative to such other funds, both initially and at a $1 billion hypothetical asset level, and that the Fund's anticipated expense ratio was in the third quintile relative to such other funds, after taking into account the

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     33
contractual expense limitation agreed to by PIM with respect to the Fund. The Trustees concluded that the proposed management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services to be provided by PIM. The Trustees also concluded that the Fund's anticipated expense ratio was reasonable, taking into account the quality of services to be provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability

The Trustees did not consider PIM's profitability with respect to the management of the Fund in approving the investment advisory agreement because the Fund was newly-organized and profitability information was not available.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees concluded that economies of scale, if any, would be appropriately shared with the Fund.

Other Benefits

The Trustees considered the other potential benefits to PIM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment advisory agreement, for services that would be provided by PIM and its affiliates, and the revenues and profitability of PIM's businesses other than the fund business. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment advisory agreement for the Fund.

34     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     35

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held   Length of Service and                                                      Other Directorships
 Name and Age        with the Fund   Term of Office              Principal Occupation During Past Five Years    Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.   Chairman of     Trustee since 2009.         Deputy Chairman and a Director of Pioneer      None
 (83)*               the Board,      Serves until a successor    Global Asset Management S.p.A. ("PGAM");
                     Trustee and     trustee is elected or       Non-Executive Chairman and a Director of
                     President       earlier retirement or       Pioneer Investment Management USA Inc.
                                     removal.                    ("PIM-USA"); Chairman and a Director of
                                                                 Pioneer; Chairman and Director of Pioneer
                                                                 Institutional Asset Management, Inc. (since
                                                                 2006); Director of Pioneer Alternative
                                                                 Investment Management Limited (Dublin);
                                                                 President and a Director of Pioneer
                                                                 Alternative Investment Management (Bermuda)
                                                                 Limited and affiliated funds; Director of
                                                                 PIOGLOBAL Real Estate Investment Fund
                                                                 (Russia) (until June 2006); Director of
                                                                 Nano-C, Inc. (since 2003); Director of Cole
                                                                 Management Inc. (since 2004); Director of
                                                                 Fiduciary Counseling, Inc.; President and
                                                                 Director of Pioneer Funds Distributor, Inc.
                                                                 ("PFD") (until May 2006); President of all of
                                                                 the Pioneer Funds; and Of Counsel, Wilmer
                                                                 Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury  Trustee and     Trustee since 2009.         Director, CEO and President of Pioneer         None
(51)*                Executive       Serves until a successor    Investment Management USA Inc. (since
                     Vice President  trustee is elected or       February 2007); Director and President of
                                     earlier retirement or       Pioneer Investment Management, Inc. and
                                     removal.                    Pioneer Institutional Asset Management, Inc.
                                                                 (since February 2007); Executive Vice
                                                                 President of all of the Pioneer Funds (since
                                                                 March 2007); Director of Pioneer Global Asset
                                                                 Management S.p.A. (since April 2007); Head of
                                                                 New Markets Division, Pioneer Global Asset
                                                                 Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

36    Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held   Length of Service and                                                      Other Directorships
 Name and Age        with the Fund   Term of Office              Principal Occupation During Past Five Years    Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)   Trustee         Trustee since 2009.         Managing Partner, Federal City Capital         Director of
                                     Serves until a successor    Advisors (boutique merchant bank) (1997 to     Enterprise Community
                                     trustee is elected or       2004 and 2008 - present); and Executive Vice   Investment, Inc.
                                     earlier retirement or       President and Chief Financial Officer,         (privately-held
                                     removal.                    I-trax, Inc. (publicly traded health care      affordable housing
                                                                 services company) (2004 - 2007)                finance company);
                                                                                                                Director of New York
                                                                                                                Mortgage Trust
                                                                                                                (publicly traded
                                                                                                                mortgage REIT); and
                                                                                                                Director of Oxford
                                                                                                                Analytica, Inc.
                                                                                                                (privately-held
                                                                                                                research and
                                                                                                                consulting company)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    Trustee         Trustee since 2009.         President, Bush International, LLC             Director of Marriott
                                     Serves until a successor    (international financial advisory firm)        International, Inc.;
                                     trustee is elected or                                                      Director of Discover
                                     earlier retirement or                                                      Financial Services
                                     removal.                                                                   (credit card issuer
                                                                                                                and electronic
                                                                                                                payment services);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company);
                                                                                                                Director of Mantech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm);
                                                                                                                and Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute
------------------------------------------------------------------------------------------------------------------------------------

          Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09
  37

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held   Length of Service and                                                      Other Directorships
 Name and Age        with the Fund   Term of Office              Principal Occupation During Past Five Years    Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman Trustee         Trustee since 2009.         Professor, Harvard University                  None
(65)                                 Serves until a successor
                                     trustee is elected or
                                     earlier retirement or
                                     removal
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham Trustee         Trustee since 2009.         Founding Director, Vice-President and          None
(62)                                 Serves until a successor    Corporate Secretary, The Winthrop Group, Inc.
                                     trustee is elected or       (consulting firm); and Desautels Faculty of
                                     earlier retirement or       Management, McGill University
                                     removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59) Trustee         Trustee since 2009.         Chief Executive Officer, Quadriserv, Inc.      None
                                     Serves until a successor    (technology products for securities lending
                                     trustee is elected or       industry) (2008 - present); Private investor
                                     earlier retirement or       (2004 - 2008); and Senior Executive Vice
                                     removal.                    President, The Bank of New York (financial
                                                                 and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret  Trustee         Trustee since 2009.         President and Chief Executive Officer,         Director of New
(61)                                 Serves until a successor    Newbury, Piret & Company, Inc. (investment     America High Income
                                     trustee is elected or       banking firm)                                  Fund, Inc.
                                     earlier retirement or                                                      (closed-end
                                     removal.                                                                   investment company)
------------------------------------------------------------------------------------------------------------------------------------

38    Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held   Length of Service and                                                      Other Directorships
 Name and Age        with the Fund   Term of Office              Principal Occupation During Past Five Years    Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa  Secretary       Since 2009. Serves at       Secretary of PIM-USA; Senior Vice President -  None
(61)                                 the discretion of the       Legal of Pioneer; Secretary/Clerk of most of
                                     Board                       PIM-USA's subsidiaries; and Secretary of all
                                                                 of the Pioneer Funds since September 2003
                                                                 (Assistant Secretary from November 2000 to
                                                                 September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.       Assistant       Since 2009. Serves at       Associate General Counsel of Pioneer since     None
Kelley  (44)         Secretary       the discretion of the       January 2008 and Assistant Secretary of all
                                     Board                       of the Pioneer Funds since September 2003;
                                                                 Vice President and Senior Counsel of Pioneer
                                                                 from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50) Treasurer       Since 2009. Serves at       Vice President - Fund Accounting,              None
                                     the discretion of the       Administration and Controllership Services
                                     Board                       of Pioneer; and Treasurer of all of the
                                                                 Pioneer Funds since March 2008; Deputy
                                                                 Treasurer of Pioneer from March 2004 to
                                                                 February 2008; Assistant Treasurer of all of
                                                                 the Pioneer Funds from March 2004 to February
                                                                 2008; and Treasurer and Senior Vice
                                                                 President, CDC IXIS Asset Management Services
                                                                 from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti     Assistant       Since 2009. Serves at       Assistant Vice President - Fund Accounting,    None
(44)                 Treasurer       the discretion of the       Administration and Controllership Services of
                                     Board                       Pioneer; and Assistant Treasurer of all of
                                                                 the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)   Assistant       Since 2009. Serves at       Fund Accounting Manager - Fund Accounting,     None
                     Treasurer       the discretion of the       Administration and Controllership Services of
                                     Board                       Pioneer; and Assistant Treasurer of all of
                                                                 the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson     Assistant       Since 2009. Serves at       Fund Administration Manager - Fund             None
(30)                 Treasurer       the discretion of the       Accounting, Administration and Controllership
                                     Board                       Services since November 2008 and Assistant
                                                                 Treasurer of all of the Pioneer Funds since
                                                                 January 2009; Client Service Manager -
                                                                 Institutional Investor Services at State
                                                                 Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

          Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09
  39

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held   Length of Service and                                                      Other Directorships
 Name and Age        with the Fund   Term of Office              Principal Occupation During Past Five Years    Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm    Chief           Since 2009. Serves at       Chief Compliance Officer of Pioneer since      None
(50)                 Compliance      the discretion of the       December 2006 and of all the Pioneer Funds
                     Officer         Board                       since January 2007; Vice President and
                                                                 Compliance Officer, MFS Investment Management
                                                                 (August 2005 to December 2006); Consultant,
                                                                 Fidelity Investments (February 2005 to July
                                                                 2005); Independent Consultant (July 1997 to
                                                                 February 2005)
------------------------------------------------------------------------------------------------------------------------------------

40    Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

                           This page for your notes.

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     41

                           This page for your notes.

42     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

                           This page for your notes.

     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09     43

                           This page for your notes.

44     Pioneer Intermediate Tax Free Income Fund | Annual Report | 11/30/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Pioneer Oak Ridge Large
Cap Growth Fund
--------------------------------------------------------------------------------
Annual Report | November 30, 2009
--------------------------------------------------------------------------------



Ticker Symbols:
Class A   ORILX
Class B   ORLBX
Class C   ORLCX
Class R   ORLRX
Class Y   PORYX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                             2

Portfolio Management Discussion                                   4

Portfolio Summary                                                 8

Prices and Distributions                                          9

Performance Update                                               10

Comparing Ongoing Fund Expenses                                  15

Schedule of Investments                                          17

Financial Statements                                             23

Notes to Financial Statements                                    32

Report of Independent Registered Public Accounting Firm          40

Approval of Investment Advisory and Sub-Advisory Agreements      41

Trustees, Officers and Service Providers                         46

        Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

        Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     3

Portfolio Management Discussion | 11/30/09

In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth Fund's Lead Portfolio Manager, discusses the factors that influenced the Fund's performance during the 12-month period ended November 30, 2009.

Q  How did the Fund perform during the 12 months ended November 30, 2009?

A Pioneer Oak Ridge Large Cap Growth Fund's Class A shares returned 31.24% at net asset value during the 12 months ended November 30, 2009, compared with returns of 25.38% and 35.50%, respectively, for the Standard and Poor's 500 Index (the S&P 500) and the Russell 1000 Growth Index (the Russell Index). During the same period, the average return of the 820 funds in Lipper's Large Cap Growth category was 33.36%.

Q How would you characterize the performance of the U.S. equity market during the past year?

A The U.S. stock market generated an outstanding performance over the 12-month period, as evidence of improving economic conditions led to an immense recovery in investors' risk appetites. Although the first three months of 2009 brought continued turmoil in the markets, the aggressive stimulus efforts of the world's governments and central banks began to bear fruit in early March in the form of improved financial conditions. A rebound in investor sentiment followed soon after, helping stocks to surge off of their panic-induced lows. The rally gained steam through the spring and summer as investors reacted to the "green shoots" of a nascent economic recovery, and carried through November 30, 2009, the Fund's fiscal year-end, as cash continued to be moved from low-yielding investments and into equities.

   The best performers during the rally tended to be lower-quality stocks; that is, those with negative earnings and high levels of debt. Such stocks were punished severely during the bear market of 2008 due to broader concerns about the ability of weaker companies to survive the downturn. Once it became evident that a depression was unlikely and that most of the marginal companies would in fact survive, their stock prices recovered in kind.

Q  How did this affect the performance of the Fund?

A The rally in lower-quality issues represented a headwind to the Fund's benchmark-relative performance, given that our focus is on reasonably valued stocks with steady earnings and strong fundamentals. While managers who emphasize quality will periodically find themselves lagging in momentum-driven markets, we believe our approach will prove effective

4    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09
   when measured over the full market cycle. Overall, we are satisfied that the Fund generated a strong absolute return during the 12 months ended November 30, 2009, even though our higher-quality focus was out of synch with trends in the broader market.

Q What were the key factors that aided the Fund's performance during the 12 months ended November 30, 2009?

A The Fund generated strong performance in the technology sector, where long-standing holdings in market leaders Apple and Google delivered gains of 99% and 116%, respectively. Although the valuations of both stocks have risen significantly following their outstanding gains, we continue to hold both in the Fund since they are clear market leaders with a high level of earnings visibility. Positions in Qualcomm, Intel and Texas Instruments also made notable contributions to the Fund's performance within the technology sector.

   The industrials sector -- while a smaller component of the Fund -- added quite a bit of value during the 12-month period, as the 28% return of the portfolio's holdings in this segment outpaced the broader market sector. Much of the Fund's performance advantage came from an investment in Precision Castparts, a maker of airplane components whose shares were battered in 2008 amid broader market weakness and concerns about production delays at Boeing, one of its largest customers. We held on to the position based on the strength of Precision Castparts' impressive track record and capable management team; this decision allowed the Fund to benefit when the company's shares subsequently rebounded. We believe this is a prime example of how having a thorough understanding of the companies in which the Fund invests can help us navigate the portfolio through difficult markets.

   In the consumer discretionary sector, the Fund's performance was helped by our focus on leaders that we believed were certain to gain market share despite the challenge of slower consumer spending. Among those choices were Best Buy, the electronics retailer that benefited from the demise of its primary competitor, Circuit City; Staples, which similarly took advantage of the difficulties faced by Office Depot and Office Max; and Target, which has stabilized earnings results by adapting its store mix and instituting effective cost controls.

Q What specific elements of the Fund's positioning hurt performance during the 12 months ended November 30, 2009?

A Two elements of the Fund's positioning stood out as significant negatives. First was a cash position, which averaged approximately 6% of Fund assets during the course of the period. The cash position proved to be a drag on Fund returns at a time of strong performance for the broader market.

        Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     5

   The Fund's cash weighting resulted in 2.27 percentage points of underperformance relative to the Russell Index during the 12-month period.

   The second key factor in the Fund's underperformance was a position in Aflac, which we held in the portfolio for nearly seven years. The stock came under severe pressure early in the period due to concerns about its balance sheet. Since such concerns foreshadowed many of the financial sector's worst debacles in 2008, we chose to sell the stock at a loss. While this appeared to be the prudent course of action at the time, the subsequent stabilization in the financial markets meant that the Fund was unable to participate in Aflac's strong recovery during the spring and summer of 2009.

   Aside from these two factors, the only other major issue affecting the Fund's performance was our conservative positioning within the materials sector. We tend to avoid companies whose stock price performance is driven mainly by cyclical factors and the direction of commodities prices. Instead, we focus on those with more stable, predictable earnings, such as Monsanto and Ecolab. The result was that even though the Fund's holdings in materials performed well, with a gain of 22%, they lagged the 46.7% return of the overall materials sector. It should be noted that we do not totally avoid stocks that are sensitive to commodity prices, as the Fund was overweight in the energy sector at the end of its fiscal year. We believe energy provides more fertile ground to add value through individual stock selection via positions in companies with impressive growth profiles, such as Petrohawk Energy, XTO, and Southwestern Energy.

Q  In what areas of the market do you see opportunity?

A Following the rapid recovery in stock prices, there are no longer many large-cap stocks that could be considered overlooked bargains. Having said this, health care appears to be an area in which fast-growing companies can be purchased for very reasonable prices. The shifting landscape for health care reform legislation has cast a pall over the sector, creating values in stocks that should be able to generate strong growth no matter what the outcome in Washington. Prime examples, in our view, include Abbott Labs, Express Scripts, and Gilead Sciences. We have been increasing the Fund's overweight in health care during the past year, and the portfolio now holds a weighting of more than 19% in the sector, compared with just over 16% for the Russell Index.

   From a broader standpoint, we are maintaining a focus on stocks that we believe will continue to generate robust earnings results in an environment likely to be characterized by sluggish economic growth. Given that so many companies have already cut costs to the bone, we are emphasizing those firms that we believe can generate strong top-line revenue growth. For such

6    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09
   companies, we believe the combination of low costs and rising revenues should lead to much more impressive earnings than for companies with weaker top-line results.

Q  What's your overall view on the U.S. stock market as we head into 2010?

A The past year has brought a major shift in the valuation picture for U.S. equities. While only nine months ago valuations were at the extremely low levels indicative of a serious recession, the strong rally in stock prices has caused values to rise to levels that we believe are fully discounting an economic recovery. The result, in our view, is that the "easy money" has been made, and that stock selection -- rather than simple momentum-chasing -- will again become the key to outperformance. We believe this stage of the market cycle will prove more favorable to a style, such as ours, that focuses on fundamental analysis to identify higher-quality stocks.

Please refer to the Schedule of Investments on pages 17-22 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. Investing in mid-sized companies may offer the potential for higher returns, but is also subject to greater short-term price fluctuations than larger, more-established companies.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

        Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     7

Portfolio Summary | 11/30/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                       90.4%
Temporary Cash Investments                                7.8%
Depositary Receipts for International Stocks              1.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                   35.3%
Health Care                                              19.5%
Consumer Discretionary                                    9.6%
Industrials                                               9.5%
Consumer Staples                                          8.8%
Energy                                                    7.9%
Financials                                                4.8%
Materials                                                 4.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Google, Inc.                                       4.03%
 2.   Qualcomm, Inc.                                     3.56
 3.   Apple, Inc.                                        3.50
 4.   Cisco Systems, Inc.                                3.22
 5.   IBM Corp.                                          3.13
 6.   Abbott Laboratories, Ltd.                          3.02
 7.   Procter & Gamble Co.                               2.95
 8.   Express Scripts, Inc.                              2.80
 9.   Visa, Inc.                                         2.69
10.   Microsoft Corp.                                    2.59

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

Prices and Distributions | 11/30/09

Net Asset Value per Share
--------------------------------------------------------------------------------

-------------------------------------------------------
   Class           11/30/09           11/30/08
-------------------------------------------------------
       A           $ 10.98            $ 8.40
-------------------------------------------------------
       B           $ 10.44            $ 8.03
-------------------------------------------------------
       C           $ 10.50            $ 8.08
-------------------------------------------------------
       R           $ 10.69            $ 8.17
-------------------------------------------------------
       Y           $ 11.12            $ 8.50
-------------------------------------------------------


Distributions per Share: 12/1/08-11/30/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment          Short-Term        Long-Term
     Class          Income             Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A            $ 0.0327               $--               $--
--------------------------------------------------------------------------------
       B            $    --                $--               $--
--------------------------------------------------------------------------------
       C            $    --                $--               $--
--------------------------------------------------------------------------------
       R            $    --                $--               $--
--------------------------------------------------------------------------------
       Y            $ 0.0362               $--               $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. The Standard & Poor's 500 Index is a broad measure of the U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-14.

        Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     9

Performance Update | 11/30/09                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                      Net Asset       Public Offering
 Period                               Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
10 Years                               0.50%          -0.09%
5 Years                               -0.30           -1.47
1 Year                                31.24           23.73
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2009)
--------------------------------------------------------------------------------
                                      Gross           Net
--------------------------------------------------------------------------------
                                       1.37%           1.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Oak Ridge           Russell 1000
                 Large Cap Growth Fund       Growth Index         S&P 500 Index
11/99             $9,425                     $10,000              $10,000
11/00            $10,515                      $8,844               $9,577
11/01             $9,394                      $6,828               $8,408
11/02             $8,130                      $5,280               $7,020
11/03             $8,991                      $6,164               $8,079
11/04            $10,061                      $6,523               $9,116
11/05            $11,118                      $7,158               $9,885
11/06            $11,398                      $7,757              $11,291
11/07            $12,349                      $8,734              $12,162
11/08             $7,550                      $5,262               $7,531
11/09             $9,909                      $7,131               $9,443

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2012, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999, to February 13, 2004, is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class B and Class C shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc., on February 13, 2004.

10    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

Performance Update | 11/30/09                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                      If              If
 Period                               Held            Redeemed
--------------------------------------------------------------------------------
10 Years                              -0.34%          -0.34%
5 Years                               -1.23           -1.23
1 Year                                30.01           26.01
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2009)
--------------------------------------------------------------------------------
                                      Gross          Net
--------------------------------------------------------------------------------
                                       2.32%           2.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Oak Ridge           Russell 1000
                 Large Cap Growth Fund       Growth Index         S&P 500 Index
11/99            $10,000                     $10,000              $10,000
11/00            $11,074                      $8,844               $9,577
11/01             $9,820                      $6,828               $8,408
11/02             $8,435                      $5,280               $7,020
11/03             $9,258                      $6,164               $8,079
11/04            $10,285                      $6,523               $9,116
11/05            $11,253                      $7,158               $9,885
11/06            $11,439                      $7,757              $11,291
11/07            $12,270                      $8,734              $12,162
11/08             $7,437                      $5,262               $7,531
11/09             $9,669                      $7,131               $9,443

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2010, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999, to February 13, 2004, is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc., on February 13, 2004.

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     11

Performance Update | 11/30/09                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                      If              If
 Period                               Held            Redeemed
--------------------------------------------------------------------------------
10 Years                              -0.28%          -0.28%
5 Years                               -1.14           -1.14
1 Year                                29.95           29.95
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2009)
--------------------------------------------------------------------------------
                                      Gross           Net
--------------------------------------------------------------------------------
                                       2.07%           2.07%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Oak Ridge           Russell 1000
                 Large Cap Growth Fund       Growth Index         S&P 500 Index
11/99            $10,000                     $10,000              $10,000
11/00            $11,074                      $8,844               $9,577
11/01             $9,820                      $6,828               $8,408
11/02             $8,435                      $5,280               $7,020
11/03             $9,258                      $6,164               $8,079
11/04            $10,293                      $6,523               $9,116
11/05            $11,278                      $7,158               $9,885
11/06            $11,480                      $7,757              $11,291
11/07            $12,329                      $8,734              $12,162
11/08             $7,480                      $5,262               $7,531
11/09             $9,720                      $7,131               $9,443

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2010, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999, to February 13, 2004, is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class C shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc., on February 13, 2004.

12    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

Performance Update | 11/30/09                                    Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                      If              If
 Period                               Held            Redeemed
--------------------------------------------------------------------------------
10 Years                               0.00%           0.00%
5 Years                               -0.58           -0.58
1 Year                                30.84           30.84
--------------------------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated April 1, 2009)
--------------------------------------------------------------------------------
                                      Gross           Net
--------------------------------------------------------------------------------
                                       1.80%           1.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Oak Ridge           Russell 1000
                 Large Cap Growth Fund       Growth Index         S&P 500 Index
11/99            $10,000                     $10,000              $10,000
11/00            $11,101                      $8,844               $9,577
11/01             $9,869                      $6,828               $8,408
11/02             $8,498                      $5,280               $7,020
11/03             $9,351                      $6,164               $8,079
11/04            $10,294                      $6,523               $9,116
11/05            $11,331                      $7,158               $9,885
11/06            $11,596                      $7,757              $11,291
11/07            $12,532                      $8,734              $12,162
11/08             $7,641                      $5,262               $7,531
11/09             $9,998                      $7,131               $9,443

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on February 17, 2004, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after February 17, 2004, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2010, for Class R shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999, to February 13, 2004, is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class R shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc., on February 13, 2004.

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     13

Performance Update | 11/30/09                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                      If              If
 Period                               Held            Redeemed
--------------------------------------------------------------------------------
10 Years                               0.66%           0.66%
5 Years                               -0.02           -0.02
1 Year                                31.41           31.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2009)
--------------------------------------------------------------------------------
                                      Gross           Net
--------------------------------------------------------------------------------
                                       0.90%           0.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Oak Ridge           Russell 1000
                 Large Cap Growth Fund       Growth Index         S&P 500 Index
11/99            $10,000                     $10,000              $10,000
11/00            $11,157                      $8,844               $9,577
11/01             $9,968                      $6,828               $8,408
11/02             $8,627                      $5,280               $7,020
11/03             $9,540                      $6,164               $8,079
11/04            $10,692                      $6,523               $9,116
11/05            $11,837                      $7,158               $9,885
11/06            $12,195                      $7,757              $11,291
11/07            $13,252                      $8,734              $12,162
11/08             $8,131                      $5,262               $7,531
11/09            $10,684                      $7,131               $9,443

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares on August 11, 2004, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to their inception on August 11, 2004, would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999, to February 13, 2004, is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of predecessor Oak Ridge Funds, Inc., on February 13, 2004.

14    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000 Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on actual returns from June 1, 2009 through November 30, 2009.

Actual
Share Class                     A               B               C              R                Y
 Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 6/1/09
-----------------------------------------------------------------------------------------------------
 Ending Account Value       $1,181.92       $1,175.60       $1,175.81       $1,179.91       $1,181.74
 (after expenses)
 on 11/30/09
-----------------------------------------------------------------------------------------------------
 Expenses Paid                 $6.56           $11.45          $11.45           $7.92           $5.36
 During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 2.10%, 2.10%, 1.45%, and 0.98% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2009 through November 30, 2009.

Hypothetical
Share Class                   A               B              C               R               Y
 Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 6/1/09
--------------------------------------------------------------------------------------------------
 Ending Account Value    $1,019.05       $1,014.54       $1,014.54       $1,017.80       $1,020.16
 (after expenses)
 on 11/30/09
--------------------------------------------------------------------------------------------------
 Expenses Paid               $6.07          $10.61          $10.61           $7.33           $4.96
 During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 2.10%, 2.10%, 1.45%, and 0.98% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

Schedule of Investments | 11/30/09

Shares                                                      Value
            COMMON STOCKS -- 98.1%
            ENERGY -- 7.8%
            Oil & Gas Drilling -- 1.4%
 32,435     Transocean, Ltd.*                               $  2,769,625
------------------------------------------------------------------------
            Oil & Gas Equipment & Services -- 2.2%
 65,035     Schlumberger, Ltd. (b)                          $  4,155,087
------------------------------------------------------------------------
            Oil & Gas Exploration & Production -- 4.2%
 79,835     Petrohawk Energy Corp.*                         $  1,783,514
 72,705     Southwestern Energy Co.*                           3,196,112
 70,148     XTO Energy, Inc.                                   2,977,081
                                                            ------------
                                                            $  7,956,707
                                                            ------------
            Total Energy                                    $ 14,881,419
------------------------------------------------------------------------
            MATERIALS -- 4.6%
            Fertilizers & Agricultural Chemicals -- 0.8%
 17,495     Monsanto Co.                                    $  1,412,721
------------------------------------------------------------------------
            Industrial Gases -- 1.9%
 44,950     Praxair, Inc.                                   $  3,687,249
------------------------------------------------------------------------
            Specialty Chemicals -- 1.9%
 80,295     Ecolab, Inc.                                    $  3,606,048
                                                            ------------
            Total Materials                                 $  8,706,018
------------------------------------------------------------------------
            CAPITAL GOODS -- 8.3%
            Aerospace & Defense -- 6.1%
 30,135     Precision Castparts Corp.                       $  3,124,397
 86,585     Raytheon Co.                                       4,461,725
 61,280     United Technologies Corp.                          4,120,467
                                                            ------------
                                                            $ 11,706,589
------------------------------------------------------------------------
            Industrial Machinery -- 2.2%
 59,820     Danaher Corp. (b)                               $  4,242,434
                                                            ------------
            Total Capital Goods                             $ 15,949,023
------------------------------------------------------------------------
            COMMERCIAL SERVICES & SUPPLIES -- 1.0%
            Diversified Support Services -- 1.0%
 80,992     Iron Mountain, Inc.*(b)                         $  1,943,808
                                                            ------------
            Total Commercial Services & Supplies            $  1,943,808
------------------------------------------------------------------------
            AUTOMOBILES & COMPONENTS -- 1.6%
            Auto Parts & Equipment -- 1.6%
114,800     Johnson Controls, Inc.                          $  3,105,340
                                                            ------------
            Total Automobiles & Components                  $  3,105,340
------------------------------------------------------------------------
            RETAILING -- 7.8%
            Automotive Retail -- 1.9%
 94,955     O'Reilly Automotive, Inc.*                      $  3,682,355
------------------------------------------------------------------------
            Computer & Electronics Retail -- 1.8%
 78,270     Best Buy Co., Inc.                              $  3,352,304
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     17

Shares                                                  Value
            General Merchandise Stores -- 1.8%
 75,315     Target Corp.                                $  3,506,666
--------------------------------------------------------------------
            Specialty Stores -- 2.3%
189,427     Staples, Inc. (b)                           $  4,417,438
                                                        ------------
            Total Retailing                             $ 14,958,763
--------------------------------------------------------------------
            FOOD & DRUG RETAILING -- 1.3%
            Food Retail -- 1.3%
105,835     Kroger Co.                                  $  2,406,688
                                                        ------------
            Total Food & Drug Retailing                 $  2,406,688
--------------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 4.4%
            Packaged Foods & Meats -- 2.0%
 73,405     Kellogg Co.                                 $  3,859,635
--------------------------------------------------------------------
            Soft Drinks -- 2.4%
 74,468     PepsiCo, Inc.                               $  4,633,399
                                                        ------------
            Total Food, Beverage & Tobacco              $  8,493,034
--------------------------------------------------------------------
            HOUSEHOLD & PERSONAL PRODUCTS -- 2.9%
            Household Products -- 2.9%
 88,728     Procter & Gamble Co.                        $  5,532,191
                                                        ------------
            Total Household & Personal Products         $  5,532,191
--------------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 8.2%
            Health Care Distributors -- 1.9%
 71,700     Henry Schein, Inc.*(b)                      $  3,560,622
--------------------------------------------------------------------
            Health Care Equipment -- 3.6%
 48,475     Becton, Dickinson & Co.                     $  3,625,930
 64,190     Stryker Corp.                                  3,235,176
                                                        ------------
                                                        $  6,861,106
--------------------------------------------------------------------
            Health Care Services -- 2.7%
 61,200     Express Scripts, Inc.*                      $  5,250,960
                                                        ------------
            Total Health Care Equipment & Services      $ 15,672,688
--------------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 10.9%
            Biotechnology -- 3.8%
 61,725     Celgene Corp.*                              $  3,422,651
 82,060     Gilead Sciences, Inc.*                         3,778,863
                                                        ------------
                                                        $  7,201,514
--------------------------------------------------------------------
            Life Sciences Tools & Services -- 2.2%
 88,345     Thermo Fisher Scientific, Inc.*             $  4,172,534
--------------------------------------------------------------------
            Pharmaceuticals -- 4.9%
104,115     Abbott Laboratories, Ltd.                   $  5,673,226
 64,885     Allergan, Inc.                                 3,771,765
                                                        ------------
                                                        $  9,444,991
                                                        ------------
            Total Pharmaceuticals & Biotechnology       $ 20,819,039
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

Shares                                                       Value
            DIVERSIFIED FINANCIALS -- 4.7%
            Asset Management & Custody Banks -- 1.1%
 93,535     Invesco, Ltd.                                    $  2,081,154
-------------------------------------------------------------------------
            Investment Banking & Brokerage -- 1.2%
128,585     Charles Schwab Corp. (b)                         $  2,356,963
-------------------------------------------------------------------------
            Specialized Finance -- 2.4%
  4,445     CME Group, Inc.                                  $  1,458,982
 28,830     IntercontinentalExchange, Inc.*                     3,078,756
                                                             ------------
                                                             $  4,537,738
                                                             ------------
            Total Diversified Financials                     $  8,975,855
-------------------------------------------------------------------------
            SOFTWARE & SERVICES -- 14.0%
            Application Software -- 3.8%
108,055     Adobe Systems, Inc.*                             $  3,790,569
 74,470     Sap AG (A.D.R.) (b)                                 3,564,879
                                                             ------------
                                                             $  7,355,448
-------------------------------------------------------------------------
            Data Processing & Outsourced Services -- 2.6%
 62,415     Visa, Inc. (b)                                   $  5,055,615
-------------------------------------------------------------------------
            Internet Software & Services -- 4.0%
 12,970     Google, Inc.*                                    $  7,561,510
-------------------------------------------------------------------------
            IT Consulting & Other Services -- 1.1%
 46,175     Cognizant Tech Solutions Corp.*                  $  2,028,468
-------------------------------------------------------------------------
            Systems Software -- 2.5%
165,045     Microsoft Corp.                                  $  4,853,973
                                                             ------------
            Total Software & Services                        $ 26,855,014
-------------------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 16.7%
            Communications Equipment -- 6.7%
258,220     Cisco Systems, Inc.*                             $  6,042,348
148,395     Qualcomm, Inc.                                      6,677,775
                                                             ------------
                                                             $ 12,720,123
-------------------------------------------------------------------------
            Computer Hardware -- 8.9%
 32,820     Apple, Inc.*                                     $  6,561,046
 95,390     Hewlett-Packard Co.                                 4,679,834
 46,465     IBM Corp.                                           5,870,853
                                                             ------------
                                                             $ 17,111,733
-------------------------------------------------------------------------
            Electronic Components -- 1.1%
 50,155     Amphenol Corp.                                   $  2,066,386
                                                             ------------
            Total Technology Hardware & Equipment            $ 31,898,242
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     19

 Shares                                                                          Value
                SEMICONDUCTORS -- 3.9%
 194,720        Intel Corp.                                                      $  3,738,624
 146,180        Texas Instruments, Inc.                                             3,696,892
                                                                                 ------------
                                                                                 $  7,435,516
                                                                                 ------------
                Total Semiconductors                                             $  7,435,516
---------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $166,486,460)                                              $187,632,638
---------------------------------------------------------------------------------------------

Principal
Amount ($)                                                                       Value
                TEMPORARY CASH INVESTMENTS -- 8.3%
                Repurchase Agreement -- 1.5%
 2,775,000      JPMorgan, 0.16%, dated 11/30/09, repurchase price of
                $2,775,000 plus accrued interest on 12/1/09 collateralized by
                $2,830,538 Freddie Mac Giant, 4.0% - 11.5%, 4/1/10 - 3/1/48      $  2,775,000
---------------------------------------------------------------------------------------------
                Securities Lending Collateral -- 6.8% (c)
                Certificates of Deposit:
 382,156        Bank of Nova Scotia, 0.19%, 2/17/10                              $    382,156
 382,156        DnB NOR Bank ASA NY, 0.2%, 2/17/10                                    382,156
 305,727        Nordea NY, 0.21%, 12/22/09                                            305,727
 416,897        Rabobank Nederland NY, 0.24%, 12/11/09                                416,897
 416,897        Societe Generale, 0.27%, 12/4/09                                      416,897
 416,897        Toronto Dominion, 0.23%, 12/16/09                                     416,897
 105,860        BNP Paribas, 0.78%, 6/4/10                                            105,860
 247,000        Wachovia Bank NA, 1.17%, 5/14/10                                      247,000
                                                                                 ------------
                                                                                 $  2,673,590
---------------------------------------------------------------------------------------------
                Commercial Paper:
 277,700        BBVA London, 0.28%, 3/18/10                                      $    277,700
 347,361        BCS FUN, 0.20%, 12/29/09                                              347,361
 416,813        CBA Financial, 0.27%, 12/29/09                                        416,813
 347,370        GE, 0.17%, 12/28/09                                                   347,370
 416,849        HND AF, 0.30%, 12/15/09                                               416,849
 347,412        HSBC, 0.24%, 12/2/09                                                  347,412
  69,482        HSBC, 0.24%, 12/3/09                                                   69,482
 625,316        NABPP, 0.29%, 12/7/09                                                 625,316
 270,722        PARFIN, 0.25%, 4/19/10                                                270,722
 416,879        Cafco, 0.20%, 12/9/09                                                 416,879
 152,855        Char FD, 0.17%, 12/11/09                                              152,855
 208,436        Char FD, 0.17%, 12/14/09                                              208,436
 208,440        Ciesco, 0.25%, 12/7/09                                                208,440
 173,631        Ciesco, 0.20%, 2/18/10                                                173,631
 515,532        Fasco, 0.17%, 12/14/09                                                515,532
 347,406        Old LLC, 0.15%, 12/7/09                                               347,406
 347,391        Ranger, 0.24%, 12/11/09                                               347,391
 118,081        SRCPP, 0.19%, 2/3/10                                                  118,081

The accompanying notes are an integral part of these financial statements.

20    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

Principal
Amount ($)                                                        Value
                 Commercial Paper -- (continued)
     243,099     SRCPP, 0.19%, 2/10/10                            $    243,099
     204,186     TB LLC, 0.20%, 12/10/09                               204,186
     138,962     TB LLC, 0.15%, 12/7/09                                138,962
     396,616     Bank of America, 0.87%, 5/12/10                       396,616
      69,497     BBVA Senior US, 0.35%, 3/12/10                         69,497
     347,550     Santander, 0.33%, 7/23/10                             347,550
     139,088     WFC, 0.49%, 8/20/10                                   139,088
                                                                  -------------
                                                                  $  7,146,674
-------------------------------------------------------------------------------
                 Tri-party Repurchase Agreements:
   1,667,590     Deutsche Bank, 0.16%, 12/1/09                    $  1,667,590
     416,897     JPMorgan, 0.15%, 12/1/09                              416,897
     640,910     Barclays Capital Markets, 0.14%, 12/1/09              640,910
                                                                  -------------
                                                                  $  2,725,397
-------------------------------------------------------------------------------
Shares
                 Money Market Mutual Funds:
     277,932     Dreyfus Preferred Money Market Fund              $    277,932
     277,932     Fidelity Prime Money Market Fund                      277,932
                                                                  -------------
                                                                  $    555,864
                                                                  -------------
                 Total Securities Lending Collateral              $ 13,101,525
-------------------------------------------------------------------------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $15,876,525)                               $ 15,876,525
-------------------------------------------------------------------------------
                 TOTAL INVESTMENT IN SECURITIES -- 106.4%
                 (Cost $182,362,985) (a)                          $203,509,163
-------------------------------------------------------------------------------
                 OTHER ASSETS AND LIABILITIES -- (6.4)%           $(12,187,065)
-------------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100.0%                       $191,322,098
===============================================================================

(A.D.R.) American Depositary Receipt

*        Non-income producing security.

(a) At November 30, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $183,038,263 was as follows:

           Aggregate gross unrealized gain for all investments
             in which there is an excess of value over tax cost   $ 34,868,595
           Aggregate gross unrealized loss for all investments
             in which there is an excess of tax cost over value    (14,397,695)
                                                                  ------------
           Net unrealized gain                                    $ 20,470,900
                                                                  ============

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     21

(b)  At November 30, 2009, the following securities were out on loan:

    Shares       Security                  Value
      1,500    Danaher Corp.             $   106,380
      6,400    Iron Mountain, Inc. *         153,600
      1,600    Sap AG (A.D.R.)                76,592
      8,000    Henry Schein, Inc. *          397,280
     51,400    Schlumberger, Ltd.          3,283,946
    127,200    Charles Schwab Corp.        2,331,576
    108,800    Staples, Inc.               2,537,216
     49,600    Visa, Inc.                  4,017,600
    -------    -----------------------   -----------
               Total                     $12,904,190
    -------    -----------------------   -----------

(c)  Securities lending collateral is managed by Credit Suisse AG, New York
     Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2009 aggregated $28,346,374 and $104,952,526, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of November 30, 2009, in valuing the Fund's assets:

                                Level 1           Level 2           Level 3     Total
 Common Stock                   $187,632,638      $        --       $--         $187,632,638
 Temporary Cash Investments               --       15,320,661        --           15,320,661
 Money Market Mutual Funds           555,864               --        --              555,864
--------------------------------------------------------------------------------------------
  Total                         $188,188,502      $15,320,661       $--         $203,509,163
============================================================================================

The accompanying notes are an integral part of these financial statements.

22    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

Statement of Assets and Liabilities | 11/30/09

ASSETS:
  Investment in securities, at value (including securities loaned of
   $12,904,190) (cost $182,362,985)                                     $203,509,163
  Cash                                                                       774,421
  Receivables --
   Fund shares sold                                                          244,861
   Dividends, interest and foreign taxes withheld                            213,743
   Due from Pioneer Investment Management, Inc.                               24,588
  Other                                                                       43,181
-------------------------------------------------------------------------------------
     Total assets                                                       $204,809,957
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                              $    254,359
   Upon return of securities loaned                                       13,101,525
  Due to affiliates                                                           58,966
  Accrued expenses                                                            73,009
-------------------------------------------------------------------------------------
     Total liabilities                                                  $ 13,487,859
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $310,945,353
  Undistributed net investment income                                        205,206
  Accumulated net realized loss on investments                          (140,974,639)
  Net unrealized gain on investments                                      21,146,178
-------------------------------------------------------------------------------------
     Total net assets                                                   $191,322,098
-------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $88,635,407/8,072,518 shares)                       $      10.98
  Class B (based on $12,005,981/1,149,707 shares)                       $      10.44
  Class C (based on $28,304,701/2,694,648 shares)                       $      10.50
  Class R (based on $2,400,020/224,436 shares)                          $      10.69
  Class Y (based on $59,975,989/5,392,248 shares)                       $      11.12
MAXIMUM OFFERING PRICE:
  Class A ($10.98 [divided by] 94.25%)                                  $      11.65
=====================================================================================

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     23

Statement of Operations

For the Year Ended 11/30/09

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $8,995)         $   2,421,412
  Interest                                                           17,491
  Income from securities loaned, net                                191,736
  Other income                                                      121,013
-----------------------------------------------------------------------------------------------
     Total investment income                                                      $  2,751,652
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                              $  1,475,162
  Transfer agent fees
   Class A                                                          242,328
   Class B                                                           61,837
   Class C                                                           68,179
   Class R                                                            1,432
   Class Y                                                            6,303
  Distribution fees
   Class A                                                          204,801
   Class B                                                          114,744
   Class C                                                          269,799
   Class R                                                            7,253
  Shareholder communications expense                                144,666
  Administrative reimbursements                                     101,095
  Custodian fees                                                     23,366
  Registration fees                                                  76,427
  Professional fees                                                  62,844
  Printing expense                                                   55,730
  Fees and expenses of nonaffiliated trustees                         7,946
  Miscellaneous                                                      27,808
-----------------------------------------------------------------------------------------------
     Total expenses                                                               $  2,951,720
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                    (405,704)
     Less fees paid indirectly                                                            (223)
-----------------------------------------------------------------------------------------------
     Net expenses                                                                 $  2,545,793
-----------------------------------------------------------------------------------------------
       Net investment income                                                      $    205,859
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
   Investments                                                 $(18,732,001)
   Class Action                                                   1,073,140       $(17,658,861)
-----------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                    $ 67,214,797
-----------------------------------------------------------------------------------------------
  Net gain on investments                                                         $ 49,555,936
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                            $ 49,761,795
===============================================================================================

The accompanying notes are an integral part of these financial statements.

24    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

Statements of Changes in Net Assets

For the Years Ended 11/30/09 and 11/30/08, respectively

                                                            Year Ended         Year Ended
                                                             11/30/09           11/30/08
FROM OPERATIONS:
Net investment income                                      $    205,859       $     780,054
Net realized loss on investments and class action           (17,658,861)        (85,120,540)
Change in net unrealized gain (loss) on investments          67,214,797        (185,305,066)
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                            $ 49,761,795       $(269,645,552)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.03 and $0.00 per share, respectively)       $   (337,275)      $          --
   Class Y ($0.04 and $0.05 per share, respectively)           (440,688)         (1,477,602)
Net realized gain:
   Class A ($0.00 and $0.04 per share, respectively)                 --            (391,358)
   Class B ($0.00 and $0.04 per share, respectively)                 --             (56,779)
   Class C ($0.00 and $0.04 per share, respectively)                 --            (133,155)
   Class R ($0.00 and $0.04 per share, respectively)                 --              (4,516)
   Class Y ($0.00 and $0.04 per share, respectively)                 --            (458,104)
--------------------------------------------------------------------------------------------
     Total distributions to shareowners                    $   (777,963)      $  (2,521,514)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 32,212,561       $ 127,735,111
Reinvestment of distributions                                   411,804           1,632,495
Cost of shares repurchased                                 (126,663,908)       (417,740,526)
--------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                    $(94,039,543)      $(288,372,920)
--------------------------------------------------------------------------------------------
   Net decrease in net assets                              $(45,055,711)      $(560,539,986)
NET ASSETS:
Beginning of year                                           236,377,809         796,917,795
--------------------------------------------------------------------------------------------
End of year                                                $191,322,098       $ 236,377,809
--------------------------------------------------------------------------------------------
Undistributed net investment income                        $    205,206       $     777,310
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     25

                                     '09 Shares     '09 Amount         '08 Shares        '08 Amount
Class A
Shares sold                           2,149,961     $ 19,191,765         2,603,132       $  31,268,958
Reinvestment of distributions            28,932          233,492            32,902             275,570
Less shares repurchased              (4,659,230)     (41,127,342)       (9,528,989)       (113,245,196)
-------------------------------------------------------------------------------------------------------
   Net decrease                      (2,480,337)    $(21,702,085)       (6,892,955)      $ (81,700,668)
=======================================================================================================
Class B
Shares sold                             168,438     $  1,444,598           205,141       $   2,333,139
Reinvestment of distributions                --               --             6,224              50,921
Less shares repurchased                (556,243)      (4,739,389)         (837,260)         (9,346,851)
-------------------------------------------------------------------------------------------------------
   Net decrease                        (387,805)    $ (3,294,791)         (625,895)      $  (6,962,791)
=======================================================================================================
Class C
Shares sold                             381,548     $  3,324,868           459,762       $   5,308,576
Reinvestment of distributions                --               --            11,493              92,755
Less shares repurchased              (1,296,635)     (11,059,385)       (2,173,545)        (24,776,148)
-------------------------------------------------------------------------------------------------------
   Net decrease                        (915,087)    $ (7,734,517)       (1,702,290)      $ (19,374,817)
=======================================================================================================
Class R
Shares sold                             226,727     $  2,042,991            59,268       $     603,683
Reinvestment of distributions                --               --               555               4,516
Less shares repurchased                (124,945)      (1,088,051)         (105,863)         (1,214,599)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)              101,782     $    954,940           (46,040)      $    (606,400)
=======================================================================================================
Class Y
Shares sold                             661,291     $  6,209,009         7,173,301       $  88,220,755
Reinvestment of distributions            21,796          177,642            98,050           1,208,733
Less shares repurchased              (7,671,058)     (68,649,741)      (27,425,931)       (269,157,732)
-------------------------------------------------------------------------------------------------------
   Net decrease                      (6,987,971)    $(62,263,090)      (20,154,580)      $(179,728,244)
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

26    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

Financial Highlights

                                                               Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                11/30/09      11/30/08      11/30/07      11/30/06      11/30/05
Class A
Net asset value, beginning of period                            $  8.40       $ 13.80       $  13.69      $  13.42      $  12.51
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  0.02       $  0.02       $   0.01      $  (0.01)     $  (0.01)
 Net realized and unrealized (loss) on investments                 2.59         (5.38)          1.10          0.35          1.32
----------------------------------------------------------------------------------------------------------------------------------
  Net (decrease) from investment operations                     $  2.61       $ (5.36)      $   1.11      $   0.34      $   1.31
Distributions to shareowners:
 Net investment income                                            (0.03)           --             --            --         (0.01)
 Net realized gain                                                   --         (0.04)         (1.00)        (0.07)        (0.39)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  2.58       $ (5.40)      $   0.11      $   0.27      $   0.91
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 10.98       $  8.40       $  13.80      $  13.69      $  13.42
==================================================================================================================================
Total return*                                                     31.24%       (38.86)%         8.35%         2.52%        10.51%
Ratio of net expenses to average net assets+                       1.20%         1.20%          1.22%         1.20%         1.30%
Ratio of net investment income (loss) to average net assets+       0.18%         0.05%          0.02%        (0.04)%       (0.28)%
Portfolio turnover rate                                              15%           31%            43%           41%          140%
Net assets, end of period (in thousands)                        $88,635       $88,678       $240,676      $262,081      $263,117
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      1.56%         1.37%          1.29%         1.27%         1.30%
 Net investment loss                                              (0.18)%       (0.12)%        (0.05)%       (0.11)%       (0.28)%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                      1.20%         1.20%          1.20%         1.20%         1.30%
 Net investment income (loss)                                      0.18%         0.05%          0.04%        (0.04)%       (0.28)%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     27

                                                               Year Ended    Year Ended   Year Ended  Year Ended    Year Ended
                                                               11/30/09       11/30/08     11/30/07    11/30/06      11/30/05
Class B
Net asset value, beginning of period                            $  8.03       $ 13.31      $ 13.37      $ 13.22      $ 12.44
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                            $ (0.06)(a)   $ (0.11)     $ (0.12)     $ (0.14)     $ (0.06)
 Net realized and unrealized gain (loss) on investments            2.47         (5.13)        1.06         0.36         1.23
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $  2.41       $ (5.24)     $  0.94      $  0.22      $  1.17
Distributions to shareowners:
 Net realized gain                                                   --         (0.04)       (1.00)       (0.07)       (0.39)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  2.41       $ (5.28)     $ (0.06)     $  0.15      $  0.78
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 10.44       $  8.03      $ 13.31      $ 13.37      $ 13.22
================================================================================================================================
Total return*                                                     30.01%       (39.39)%       7.27%        1.65%        9.41%
Ratio of net expenses to average net assets+                       2.10%         2.11%        2.13%        2.11%        2.15%
Ratio of net investment loss to average net assets+               (0.72)%       (0.86)%      (0.88)%      (0.95)%      (1.13)%
Portfolio turnover rate                                              15%           31%          43%          41%         140%
Net assets, end of period (in thousands)                        $12,006       $12,351      $28,799      $34,354      $41,685
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      2.59%         2.32%        2.26%        2.28%        2.26%
 Net investment loss                                              (1.21)%       (1.07)%      (1.01)%      (1.12)%      (1.24)%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                      2.10%         2.10%        2.10%        2.10%        2.14%
 Net investment loss                                              (0.72)%       (0.85)%      (0.85)%      (0.94)%      (1.12)%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

28    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

                                                               Year Ended    Year Ended   Year Ended    Year Ended    Year Ended
                                                                11/30/09      11/30/08     11/30/07      11/30/06      11/30/05
Class C
Net asset value, beginning of period                            $  8.08       $ 13.38       $ 13.42      $ 13.25       $ 12.45
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                            $ (0.06)(a)   $ (0.10)      $ (0.10)     $ (0.11)      $ (0.09)
 Net realized and unrealized gain (loss) on investments            2.48         (5.16)         1.06         0.35          1.28
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $  2.42       $ (5.26)      $  0.96      $  0.24       $  1.19
Distributions to shareowners:
 Net realized gain                                                   --         (0.04)        (1.00)       (0.07)        (0.39)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  2.42       $ (5.30)      $ (0.04)     $  0.17       $  0.80
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 10.50       $  8.08       $ 13.38      $ 13.42       $ 13.25
=================================================================================================================================
Total return*                                                     29.95%       (39.33)%        7.39%        1.80%         9.57%
Ratio of net expenses to average net assets+                       2.10%         2.07%         2.00%        2.00%         2.09%
Ratio of net investment loss to average net assets+               (0.72)%       (0.82)%       (0.75)%      (0.83)%       (1.08)%
Portfolio turnover rate                                              15%           31%           43%          41%          140%
Net assets, end of period (in thousands)                        $28,305       $29,164       $71,087      $77,206       $70,096
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      2.29%         2.07%         2.00%        2.00%         2.09%
 Net investment loss                                              (0.91)%       (0.82)%       (0.75)%      (0.83)%       (1.08)%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                      2.10%         2.07%         1.99%        2.00%         2.09%
 Net investment loss                                              (0.72)%       (0.82)%       (0.74)%      (0.83)%       (1.08)%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     29

                                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                               11/30/09     11/30/08     11/30/07     11/30/06     11/30/05
Class R
Net asset value, beginning of period                            $ 8.17       $13.46       $13.41       $13.17       $12.32
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                            $(0.01)(a)   $(0.03)      $(0.03)      $(0.03)      $(0.04)
 Net realized and unrealized gain (loss) on investments           2.53        (5.22)        1.08         0.34         1.28
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $ 2.52       $(5.25)      $ 1.05       $ 0.31       $ 1.24
Distributions to shareowners:
 Net realized gain                                                  --        (0.04)       (1.00)       (0.07)       (0.39)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ 2.52       $(5.29)      $ 0.05       $ 0.24       $ 0.85
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $10.69       $ 8.17       $13.46       $13.41       $13.17
==============================================================================================================================
Total return*                                                    30.84%      (39.03)%       8.07%        2.34%       10.08%
Ratio of net expenses to average net assets+                      1.45%        1.45%        1.46%        1.45%        1.55%
Ratio of net investment loss to average net assets+              (0.09)%      (0.20)%      (0.21)%      (0.27)%      (0.51)%
Portfolio turnover rate                                             15%          31%          43%          41%         140%
Net assets, end of period (in thousands)                        $2,400       $1,002       $2,270       $1,920       $  951
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                     1.82%        1.80%        1.56%        1.61%        1.66%
 Net investment loss                                             (0.46)%      (0.54)%      (0.31)%      (0.43)%      (0.62)%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                     1.45%        1.45%        1.45%        1.45%        1.55%
 Net investment loss                                             (0.09)%      (0.20)%      (0.21)%      (0.27)%      (0.51)%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

30    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

                                                             Year Ended    Year Ended    Year Ended     Year Ended    Year Ended
                                                              11/30/09      11/30/08      11/30/07       11/30/06      11/30/05
Class Y
Net asset value, beginning of period                          $  8.50      $  13.96       $  13.82       $  13.48      $  12.53
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.05      $   0.07       $   0.07       $   0.05      $   0.00(a)
 Net realized and unrealized gain (loss) on investments          2.61         (5.44)          1.09           0.36          1.34
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations          $  2.66      $  (5.37)      $   1.16       $   0.41      $   1.34
Distributions to shareowners:
 Net investment income                                          (0.04)        (0.05)         (0.02)            --            --
 Net realized gain                                                 --         (0.04)         (1.00)         (0.07)        (0.39)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  2.62      $  (5.46)      $   0.14       $   0.34      $   0.95
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 11.12      $   8.50       $  13.96       $  13.82      $  13.48
==================================================================================================================================
Total return*                                                   31.41%       (38.65)%         8.67%          3.03%        10.71%
Ratio of net expenses to average net assets+                     0.98%         0.90%          0.86%          0.80%         0.89%
Ratio of net investment income to average net assets+            0.45%         0.36%          0.40%          0.36%         0.14%
Portfolio turnover rate                                            15%           31%            43%            41%          140%
Net assets, end of period (in thousands)                      $59,976      $105,183       $454,085       $593,667      $516,919
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                    0.98%         0.90%          0.86%          0.80%         0.89%
 Net investment income                                           0.45%         0.36%          0.40%          0.36%         0.14%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                    0.98%         0.90%          0.86%          0.80%         0.89%
 Net investment income                                           0.45%         0.36%          0.40%          0.36%         0.14%
==================================================================================================================================

(a)  Amount rounds to less than $0.01 cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     31

Notes to Financial Statements | 11/30/09

1. Organization and Significant Accounting Policies

Pioneer Oak Ridge Large Cap Growth Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust I, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Class R shares were first publicly offered on February 17, 2004. Class Y shares were first publicly offered on August 11, 2004. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares eight years after the date of purchase.

The Fund invests in a limited number of securities, and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

32    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At November 30, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     33

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2009 the Fund had a net capital loss carryforward of $140,299,361 of which the following amounts will expire between 2010 and 2017 if not utilized: $35,015,875 in 2010, $38,807,913 in 2016 and $66,475,573 in
   2017.

   The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 was as follows:

                                                   2009               2008
   Distributions paid from:
   Ordinary income                             $777,963         $1,480,092
   Long term capital gain                            --          1,041,422
   -----------------------------------------------------------------------
      Total                                    $777,963         $2,521,514
   =======================================================================

   The following shows the components of distributable earnings on a federal income tax basis at November 30, 2009:

                                                                      2009
   Distributable Earnings:
   Undistributed ordinary income                            $      205,206
   Capital loss carryforward                                  (140,299,361)
   Unrealized appreciation                                      20,470,900
   -----------------------------------------------------------------------
      Total                                                 $ (119,623,255)
   =======================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

34    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $7,808 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2009.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the fiscal year, the Fund recognized gains of $1,073,140 in settlement of class action lawsuits from several different companies, as reflected on the statement of operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

E. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     35
   market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% of the excess over $1 billion. For the year ended November 30, 2009, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average net assets.

Pioneer, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund.

On January 7, 2005, Pioneer Investment Management USA Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10%, 2.10% and 1.45% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. These expense limitations are in effect through April 1, 2012 for Class A shares and April 1, 2011 for Class B, Class C shares

36    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09
and Class R shares. There can be no assurance that PIM will extend the expense limitation agreement for any class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,313 in management fees, administrative costs and certain others reimbursements payable to PIM at November 30, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2009, such out-of-pocket expenses by class of shares were as follows:

Shareholder Communications:

Class A                                                              $ 66,795
Class B                                                                13,608
Class C                                                                30,243
Class R                                                                 4,255
Class Y                                                                29,765
-----------------------------------------------------------------------------
   Total                                                             $144,666
=============================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $41,412 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2009.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services.

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     37

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,241 in distribution fees payable to PFD at November 30, 2009.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans in reimbursement for actual expenditures.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2009, CDSCs in the amount of $25,015 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2009, the Fund's expenses were reduced by $223 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2009, the Fund had no borrowings under this agreement.

38    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through January 26, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.




       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust I and Shareowners of
Pioneer Oak Ridge Large Cap Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Oak Ridge Large Cap Growth Fund ("The Fund"), one of the series comprising Pioneer Series Trust I (the "Trust"), including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oak Ridge Large Cap Growth Fund at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Boston, Massachusetts
January 26, 2010

40    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained Oak Ridge Investments, LLC (Oak Ridge) to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Oak Ridge to remain the investment adviser and sub-adviser of the Fund, respectively, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     41
sub-adviser who provide investment management services to the Fund. The
Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers (including the sub-adviser) and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Fund were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2009, in the third quintile of its Morningstar category for the three year period ended June 30, 2009, in the fourth quintile of its Morningstar category for the five year period ended June 30, 2009 and in the second quintile of its Morningstar category for the ten year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.)

The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Fund, paid the sub-adviser pursuant to the

42    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09
sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those separate accounts were higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM, as well as the fees payable by PIM to the sub-adviser of the Fund, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the sub-adviser and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Fund and the percentage that such fees represented of the

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     43
sub-adviser's overall revenues (for the 12-month period ended December 31, 2008). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.

The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Fund and the other Pioneer funds.

The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Fund.

44    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Fund.





       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     45

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

46    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

Interested Trustees

                            Position Held            Length of Service and
Name and Age                with the Fund            Term of Office
John F. Cogan, Jr. (83)*    Chairman of the Board,   Trustee since 2004.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
----------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Trustee and Executive    Trustee since 2008.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
----------------------------------------------------------------------------------------------------------------------------

                                                                                                Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                         by this Trustee
John F. Cogan, Jr. (83)*    Deputy Chairman and a director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale
                            and Dorr LLP
----------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007);
                            Director of Pioneer Global Asset Management S.p.A. (since
                            April 2007); and Head of New Markets Division, Pioneer Global
                            Asset Management S.p.A. (2000 - 2007)
----------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     47

Independent Trustees

                     Position Held    Length of Service and
Name and Age         with the Fund    Term of Office
David R. Bock (65)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    Trustee          Trustee since 2004.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age         Principal Occupation During Past Five Years                          by this Trustee
David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique mer-       Director of Enterprise Com-
                     chant bank) (1997 to 2004 and 2008 to present); and Executive        munity Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York Mort-
                                                                                          gage Trust (publicly traded
                                                                                          mortgage REIT); and Direc-
                                                                                          tor of Oxford Analytica, Inc.
                                                                                          (privately held research and
                                                                                          consulting company)
----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial advi-    Director of Marriott Interna-
                     sory firm)                                                           tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Com-
                                                                                          pany Institute
----------------------------------------------------------------------------------------------------------------------------

48    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

                            Position Held   Length of Service and
Name and Age                with the Fund   Term of Office
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 2004.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 2004.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                          by this Trustee
Benjamin M. Friedman (65)   Professor, Harvard University                                        None
----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
----------------------------------------------------------------------------------------------------------------------------

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     49

Fund Officers

                             Position Held         Length of Service and
Name and Age                 with the Fund         Term of Office
Dorothy E. Bourassa (61)     Secretary             Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
----------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
----------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
----------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
----------------------------------------------------------------------------------------------------------------------------

                                                                                                 Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                         by this Officer
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                             since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds
                             from March 2004 to February 2008; and Treasurer and Senior
                             Vice President, CDC IXIS Asset Management Services, from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Fund Administration Manager - Fund Accounting, Administration       None
                             and Controllership Services since November 2008; Assistant
                             Treasurer of all of the Pioneer Funds since January 2009; and
                             Client Service Manager - Institutional Investor Services at State
                             Street Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------------

50    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

                         Position Held      Length of Service and
Name and Age             with the Fund      Term of Office
Teri W. Anderholm (50)   Chief Compliance   Since 2007. Serves at
                         Officer            the discretion of the
                                            Board.
----------------------------------------------------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age             Principal Occupation During Past Five Years                      by this Officer
Teri W. Anderholm (50)   Chief Compliance Officer of Pioneer since December 2006 and      None
                         of all the Pioneer Funds since January 2007; Vice President and Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (February
                         2005 to July 2005); and Independent Consultant (July 1997 to
                         February 2005)
----------------------------------------------------------------------------------------------------------------------------

       Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09     51

                           This page for your notes.



52    Pioneer Oak Ridge Large Cap Growth Fund | Annual Report | 11/30/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Pioneer Oak Ridge
Small Cap Growth Fund

--------------------------------------------------------------------------------
Annual Report | November 30, 2009
--------------------------------------------------------------------------------



Ticker Symbols:
Class A   ORIGX
Class B   ORIBX
Class C   ORICX



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                             2

Portfolio Management Discussion                                   4

Portfolio Summary                                                 8

Prices and Distributions                                          9

Performance Update                                               10

Comparing Ongoing Fund Expenses                                  14

Schedule of Investments                                          16

Financial Statements                                             22

Notes to Financial Statements                                    29

Report of Independent Registered Public Accounting Firm          37

Approval of Investment Advisory and Sub-Advisory Agreements      38

Trustees, Officers and Service Providers                         43

        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     3

Portfolio Management Discussion | 11/30/09

In the following interview, David Klaskin, Pioneer Oak Ridge Small Cap Growth Fund's Lead Portfolio Manager, discusses the factors that influenced the Fund's performance during the 12-month period ended November 30, 2009.

Q  How did the Fund perform during the 12 months ended November 30, 2009?

A Pioneer Oak Ridge Small Cap Growth Fund's Class A shares returned 22.86% at net asset value during the 12 months ended November 30, 2009, compared with returns of 30.59% for the Russell 2000 Growth Index and 24.53% for the Russell 2000 Index. During the same period, the average return of the 545 funds in Lipper's Small Cap Growth category was 32.35%.

Q How would you characterize the performance of the U.S. equity market during the 12 months ended November 30, 2009?

A The U.S. stock market generated an outstanding performance over the 12-month period, as evidence of improving economic conditions led to an immense recovery in investors' risk appetites. Although the first three months of 2009 brought continued turmoil in the markets, the aggressive stimulus efforts of the world's governments and central banks began to bear fruit in early March in the form of improved financial conditions. A rebound in investor sentiment followed soon after, helping stocks to surge off of their panic-induced lows. The rally gained steam through the spring and summer as investors reacted to the "green shoots" of a nascent economic recovery, and carried through November 30, 2009, the Fund's fiscal year-end, as cash continued to be moved from low-yielding investments and into equities.

   The best performers during the rally tended to be lower-quality stocks; that is, those with negative earnings and high levels of debt. Such stocks were punished severely during the bear market of 2008 due to broader concerns about the ability of weaker companies to survive the downturn. Once it became evident that a depression was unlikely and that most of the marginal companies would in fact survive, their stock prices recovered in kind.

Q How did the market environment affect the performance of the Fund over the 12-month period ended November 30, 2009?

A The rally in lower-quality issues represented a headwind to the Fund's performance relative to its Russell 2000 and Russell 2000 Growth benchmarks, given that our focus is on reasonably valued stocks with steady earnings and strong fundamentals. From time to time, managers who emphasize quality will find themselves lagging in momentum-driven markets such as the one

4    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09
   we have witnessed for most of 2009. An example of the process at work can be illustrated by events in the biotechnology sector. In the small-cap space, there are almost no biotech companies that actually generate earnings. Still, this market segment -- which makes up more than 8% of the Russell 2000 Growth Index benchmark -- produced a return of 38.5% during the 12 months ended November 30, 2009. This type of disconnect between earnings and market performance represented a hurdle for the Fund in the short term.

   Nevertheless, we believe our approach in managing the Fund will continue to prove effective when measured over the full market cycle.

Q What specific elements of the Fund's positioning helped and hurt performance during the 12 months ended November 30, 2009?

A The Fund produced a strong performance in the financial sector, where the 28% return of the portfolio's holdings far outpaced the benchmarks' sector. The Fund's leading performer was the asset manager Affiliated Managers Group, which plunged during the market sell-off of 2008. We held on to the Fund's position through the downturn, and the stock has since come roaring back, returning 133% during the annual reporting period. We believe Affiliated is a prime example of how having a deep understanding of the companies in which the Fund invests can help us navigate the Fund's portfolio through difficult markets.

   The Fund's second-best sector was energy, where we added value through positions in Petrohawk Energy and Concho Resources. While we generally look to avoid companies whose earnings are dependent on commodity prices, we believe both of the companies are true growth stories due to their strong management teams and continued success in expanding their reserves.

   An additional area of outperformance for the Fund was the consumer discretionary sector, where a 61% return nearly doubled the 31% return of the broader sector thanks in part to the performance of LKQ. A reseller of parts salvaged from scrapped automobiles, LKQ returned better than 67% over the 12-month period. A zero weighting in both the telecommunications and utilities sectors, both of which underperformed in the rising market, was an added positive contributor to the Fund's performance.

   Health care was a source of underperformance for the Fund due to its lower weighting in many of the higher-risk stocks in the group. The same was true for technology, where companies with no earnings performed exceptionally well. Still, the Fund had a number of winners in both areas. In health care, for instance, we experienced strong gains in the Fund's two holdings in the veterinary medicine area: Idexx Labs and MWI Veterinary. Veterinary companies have been relatively strong performers within health care due to their lack of exposure to the potential legislative changes resulting from health care reform. Catalyst Health, a pharmacy benefit manager that could benefit

        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     5
   from the changes coming out of Washington, also delivered a nice return for the Fund.

   In technology, the Fund's top performer was Wright Express, a provider of services that allow companies to manage their transportation expenses more efficiently. After falling sharply in 2008, its shares rebounded to generate a return of 156% during the Fund's annual reporting period. The Fund's list of winners in technology also included Diodes (+276%), Solera Holdings (+79%), Ansys (+34.9%), and Informatica (+61.7%).

   The Fund's largest detractors were stocks that we sold early in the annual reporting period, meaning that the Fund wasn't able to capitalize on their subsequent recoveries. It is important to keep in mind that selling those positions did allow us to add to some of the Fund's other positive performers. Among the stocks we sold near their bottoms were Central European Distributors, Bucyrus International, and Rex Energy.

Q  In what areas of the market do you see opportunity?

A Given the strong returns of small-cap stocks during the past year, we are finding fewer overlooked bargains than was the case just a few months ago. Having said this, health care appears to be an area in which fast-growing companies can be purchased for very reasonable prices. The shifting landscape for health care reform legislation has cast a pall over this sector, creating values in stocks that we believe should be able to generate earnings growth no matter what the outcome in Washington. We have been increasing the Fund's weighting in health care during the past year. We also see opportunity in the technology area. The Fund remains underweight in that group, as it is much harder to find profitable tech companies in the small-cap space than in the large-cap arena.

Q  What's your overall view on the U.S. stock market as we head into 2010?

A The past year has brought a major shift in the valuation picture for U.S. equities. While only nine months ago valuations were at the extremely low levels indicative of a serious recession, the strong rally in stock prices has caused values to rise to levels that we believe are fully discounting an economic recovery. The result, in our view, is that the "easy money" has been made, and that stock selection -- rather than simple momentum chasing -- will again become the key to outperformance. This is particularly true for small-cap investors, as a full 20% of the companies in the Russell 2000 Index are likely to post negative earnings in their current fiscal year. Our focus on companies with steadier earnings has led us to emphasize the larger end of the smaller-capitalization range, where we believe we can find the best balance of growth and valuation. Overall, we believe this stage of the market cycle will prove more favorable to a style such as ours, which focuses on fundamental analysis to identify higher-quality leaders.

6    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

Please refer to the Schedule of Investments on pages 16-21 for a full listing of Fund securities.

Small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     7

Portfolio Summary | 11/30/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks              82.0%
Temporary Cash Investments      18.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Care                     25.2%
Information Technology          21.6%
Industrials                     18.3%
Consumer Discretionary          12.0%
Financials                       8.0%
Consumer Staples                 6.6%
Energy                           6.1%
Materials                        2.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)*

 1.    Ansys, Inc.                             4.47%
 2.    Informatica Corp.                       3.02
 3.    WMS Industries, Inc.                    2.93
 4.    Concho Resources, Inc.                  2.73
 5.    Catalyst Health Solutions, Inc.         2.73
 6.    Wolverine World Wide, Inc.              2.71
 7.    IDEXX Laboratories, Inc.                2.65
 8.    Church & Dwight Co., Inc.               2.64
 9.    ResMed, Inc.                            2.60
10.    Waste Connections, Inc.                 2.42

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

Prices and Distributions | 11/30/09

Net Asset Value per Share
--------------------------------------------------------------------------------

   Class                    11/30/09                  11/30/08
     A                       $20.96                    $17.06
--------------------------------------------------------------------------------
     B                       $19.83                    $16.29
--------------------------------------------------------------------------------
     C                       $18.52                    $15.21
--------------------------------------------------------------------------------

Distributions per Share: 12/1/08-11/30/09
--------------------------------------------------------------------------------

                     Net Investment        Short-Term        Long-Term
   Class                 Income          Capital Gains     Capital Gains
     A                   $   --            $   --              $   --
--------------------------------------------------------------------------------
     B                   $   --            $   --              $   --
--------------------------------------------------------------------------------
     C                   $   --            $   --              $   --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 2000 Growth Index measures the performance of small-cap U.S. growth stocks. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-13.

        Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     9

Performance Update | 11/30/09                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund at public offering price, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                      Net Asset           Public Offering
Period                                Value (NAV)         Price (POP)
--------------------------------------------------------------------------------
 10 Years                              5.08%               4.46%
 5 Years                               1.34                0.15
 1 Year                               22.86               15.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2009)
--------------------------------------------------------------------------------
                                      Gross               Net
--------------------------------------------------------------------------------
                                       1.57%               1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Oak Ridge          Russell 2000            Russell 2000
               Small Cap Growth Fund      Index                   Growth Index
11/99           $9,425                    $10,000                 $10,000
11/00          $10,457                     $9,942                  $8,598
11/01          $10,541                    $10,421                  $7,797
11/02           $9,138                     $9,317                  $6,204
11/03          $12,425                    $12,697                  $8,542
11/04          $14,477                    $14,889                  $9,467
11/05          $15,872                    $16,101                 $10,230
11/06          $17,181                    $18,908                 $11,605
11/07          $18,481                    $18,686                 $12,316
11/08          $12,593                    $11,687                  $7,225
11/09          $15,472                    $14,553                  $9,435

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2012, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund from January 3, 1994, to February 13, 2004, is the performance of Oak Ridge Small Cap Equity Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class A and Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. Pioneer Oak Ridge Small Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc., on February 13, 2004.

10    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

Performance Update | 11/30/09                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                      If                  If
Period                                Held                Redeemed
--------------------------------------------------------------------------------
10 Years                               4.23%               4.23%
5 Years                                0.43                0.43
1 Year                                21.73               17.73
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2009)
--------------------------------------------------------------------------------
                                      Gross               Net
--------------------------------------------------------------------------------
                                       2.40%               2.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Oak Ridge          Russell 2000            Russell 2000
               Small Cap Growth Fund      Index                   Growth Index
11/99          $10,000                    $10,000                 $10,000
11/00          $11,014                     $9,942                  $8,598
11/01          $11,021                    $10,421                  $7,797
11/02           $9,483                     $9,317                  $6,204
11/03          $12,798                    $12,697                  $8,542
11/04          $14,810                    $14,889                  $9,467
11/05          $16,093                    $16,101                 $10,230
11/06          $17,255                    $18,908                 $11,605
11/07          $18,397                    $18,686                 $12,316
11/08          $12,430                    $11,687                  $7,225
11/09          $15,131                    $14,553                  $9,435

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2010, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     11

The performance of Class B shares of the Fund from January 3, 1994, to February 13, 2004, is the performance of Oak Ridge Small Cap Equity Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class A and Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. Pioneer Oak Ridge Small Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc., on February 13, 2004.



12    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

Performance Update | 11/30/09                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------------------
                                      If                  If
Period                                Held                Redeemed
--------------------------------------------------------------------------------
10 Years                               4.24%               4.24%
5 Years                                0.50                0.50
1 Year                                21.76               21.76
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2009)
--------------------------------------------------------------------------------
                                      Gross               Net
--------------------------------------------------------------------------------
                                       2.27%               2.27%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

               Pioneer Oak Ridge          Russell 2000            Russell 2000
               Small Cap Growth Fund      Index                   Growth Index
11/99          $10,000                    $10,000                 $10,000
11/00          $11,008                     $9,942                  $8,598
11/01          $11,021                    $10,421                  $7,797
11/02           $9,476                     $9,317                  $6,204
11/03          $12,786                    $12,697                  $8,542
11/04          $14,784                    $14,889                  $9,467
11/05          $16,077                    $16,101                 $10,230
11/06          $17,255                    $18,908                 $11,605
11/07          $18,419                    $18,686                 $12,316
11/08          $12,446                    $11,687                  $7,225
11/09          $15,154                    $14,553                  $9,435

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2010, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class C shares of the Fund from January 3, 1994, to February 13, 2004, is the performance of Oak Ridge Small Cap Equity Fund's Class C shares, which has been restated to reflect differences in any applicable sales charges payable on Class C shares (but not other differences in expenses).

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund


Based on actual returns from June 1, 2009 through November 30, 2009.

 Share Class                                                 A               B               C
 Beginning Account Value on 6/1/09                       $1,000.00       $1,000.00       $1,000.00
--------------------------------------------------------------------------------------------------
 Ending Account Value (after expenses) on 11/30/09       $1,129.95       $1,125.46       $1,125.12
--------------------------------------------------------------------------------------------------
 Expenses Paid During Period*                                $7.26          $11.94          $12.04
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.36%, 2.24%, and 2.26% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2009 through November 30, 2009.

 Share Class                                                 A               B               C
 Beginning Account Value on 6/1/09                       $1,000.00       $1,000.00       $1,000.00
--------------------------------------------------------------------------------------------------
 Ending Account Value (after expenses) on 11/30/09       $1,018.25       $1,013.84       $1,013.74
--------------------------------------------------------------------------------------------------
 Expenses Paid During Period*                                $6.88          $11.31          $11.41
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.36%, 2.24%, and 2.26% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     15

Schedule of Investments | 11/30/09

Shares                                                      Value
             COMMON STOCKS -- 99.2%
             ENERGY -- 6.0%
             Oil & Gas Exploration & Production -- 6.0%
292,500      Concho Resources, Inc.*                        $ 11,957,400
361,315      Petrohawk Energy Corp.*                           8,071,777
698,000      SandRidge Energy, Inc.*(b)                        6,547,240
                                                            ------------
                                                            $ 26,576,417
                                                            ------------
             Total Energy                                   $ 26,576,417
------------------------------------------------------------------------
             MATERIALS -- 2.2%
             Industrial Gases -- 2.2%
208,200      Airgas, Inc.                                   $  9,629,250
                                                            ------------
             Total Materials                                $  9,629,250
------------------------------------------------------------------------
             CAPITAL GOODS -- 14.0%
             Aerospace & Defense -- 6.0%
312,540      AAR Corp.*                                     $  5,831,996
287,920      Moog, Inc.*                                       7,603,967
429,150      Orbital Sciences Corp.*                           5,377,250
288,360      Stanley, Inc.*                                    7,693,445
                                                            ------------
                                                            $ 26,506,658
------------------------------------------------------------------------
             Construction & Engineering -- 1.6%
375,460      Quanta Services, Inc.*                         $  7,039,875
------------------------------------------------------------------------
             Industrial Machinery -- 6.4%
108,750      Altra Holdings, Inc.*                          $  1,223,438
175,200      China Fire & Security Group, Inc.*(b)             2,216,280
 40,500      Colfax Corp.*                                       503,010
274,892      Idex Corp. (b)                                    8,145,050
133,400      SmartHeat, Inc.*                                  1,763,548
149,204      The Middleby Corp.*(b)                            6,691,799
101,400      Valmont Industries, Inc.                          7,771,296
                                                            ------------
                                                            $ 28,314,421
                                                            ------------
             Total Capital Goods                            $ 61,860,954
------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES -- 2.4%
             Environmental & Facilities Services -- 2.4%
326,545      Waste Connections, Inc.*                       $ 10,596,385
                                                            ------------
             Total Commercial Services & Supplies           $ 10,596,385
------------------------------------------------------------------------
             TRANSPORTATION -- 1.8%
             Trucking -- 1.8%
458,195      Knight Transportation, Inc. (b)                $  7,793,897
                                                            ------------
             Total Transportation                           $  7,793,897
------------------------------------------------------------------------
             CONSUMER DURABLES & APPAREL -- 6.9%
             Apparel, Accessories & Luxury Goods -- 2.8%
122,215      Fuqi International, Inc.*(b)                   $  2,678,953
515,080      True Religion Apparel, Inc.*(b)                   9,498,075
                                                            ------------
                                                            $ 12,177,028
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

Shares                                                    Value
             Footwear -- 4.1%
 570,870     Iconix Brand Group, Inc.*(b)                 $  6,427,996
 463,825     Wolverine World Wide, Inc.                     11,860,005
                                                          ------------
                                                          $ 18,288,001
                                                          ------------
             Total Consumer Durables & Apparel            $ 30,465,029
----------------------------------------------------------------------
             CONSUMER SERVICES -- 2.9%
             Casinos & Gaming -- 2.9%
 330,300     WMS Industries, Inc.*                        $ 12,842,064
                                                          ------------
             Total Consumer Services                      $ 12,842,064
----------------------------------------------------------------------
             RETAILING -- 2.1%
             Distributors -- 2.1%
 532,460     LKQ Corp.*                                   $  9,280,778
                                                          ------------
             Total Retailing                              $  9,280,778
----------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 6.5%
             Household Products -- 2.6%
 195,762     Church & Dwight Co., Inc. (b)                $ 11,557,788
----------------------------------------------------------------------
             Personal Products -- 3.9%
 275,700     Alberto-Culver Co. (Class B)                 $  7,760,955
 144,500     Chattem, Inc.*(b)                               9,513,880
                                                          ------------
                                                          $ 17,274,835
                                                          ------------
             Total Household & Personal Products          $ 28,832,623
----------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 18.8%
             Health Care Distributors -- 2.0%
 228,535     MWI Veterinary Supply, Inc.*(b)              $  8,476,363
----------------------------------------------------------------------
             Health Care Equipment -- 10.4%
 231,600     IDEXX Laboratories, Inc.*(b)                 $ 11,591,580
 209,400     Integra LifeSciences Holdings Corp.*(b)         6,855,756
 255,800     NuVasive, Inc.*(b)                              8,300,710
 226,400     ResMed, Inc.*(b)                               11,381,128
 270,500     Sirona Dental Systems, Inc.*(b)                 7,871,550
                                                          ------------
                                                          $ 46,000,724
----------------------------------------------------------------------
             Health Care Services -- 4.6%
 351,358     Catalyst Health Solutions, Inc.*             $ 11,949,686
 189,700     HMS Holdings Corp.*                             8,386,637
                                                          ------------
                                                          $ 20,336,323
----------------------------------------------------------------------
             Health Care Supplies -- 1.8%
 149,605     Haemonetics Corp.*                           $  7,985,915
                                                          ------------
             Total Health Care Equipment & Services       $ 82,799,325
----------------------------------------------------------------------
             PHARMACEUTICALS & BIOTECHNOLOGY -- 6.2%
             Life Sciences Tools & Services -- 6.2%
 168,700     Covance, Inc.*                               $  8,959,657
 446,204     Qiagen NV*(b)                                   9,861,108
 128,400     Techne Corp.                                    8,715,792
                                                          ------------
                                                          $ 27,536,557
                                                          ------------
             Total Pharmaceuticals & Biotechnology        $ 27,536,557
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     17

Shares                                                        Value
             DIVERSIFIED FINANCIALS -- 5.4%
             Asset Management & Custody Banks -- 1.5%
 104,000     Affiliated Managers Group, Inc.*(b)              $  6,781,840
--------------------------------------------------------------------------
             Investment Banking & Brokerage -- 2.0%
 165,000     Stiffel Financial Corp.*(b)                      $  8,863,800
--------------------------------------------------------------------------
             Specialized Finance -- 1.9%
 181,900     Portfolio Recovery Associates, Inc.*(b)          $  8,190,957
                                                              ------------
             Total Diversified Financials                     $ 23,836,597
--------------------------------------------------------------------------
             INSURANCE -- 2.5%
             Property & Casualty Insurance -- 2.5%
 100,855     ProAssurance Corp.*                              $  5,370,529
 236,700     Tower Group, Inc.                                   5,841,756
                                                              ------------
                                                              $ 11,212,285
                                                              ------------
             Total Insurance                                  $ 11,212,285
--------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 15.6%
             Application Software -- 9.8%
 502,560     Ansys, Inc.*                                     $ 19,569,686
 589,300     Informatica Corp.*                                 13,229,785
 299,600     Solera Holdings, Inc.                              10,474,016
                                                              ------------
                                                              $ 43,273,487
--------------------------------------------------------------------------
             Data Processing & Outsourced Services -- 3.7%
 194,050     Syntel, Inc. (b)                                 $  7,340,912
 300,710     Wright Express Corp.*                               8,771,711
                                                              ------------
                                                              $ 16,112,623
--------------------------------------------------------------------------
             Systems Software -- 2.1%
 328,570     Micros Systems, Inc.*                            $  9,219,674
                                                              ------------
             Total Software & Services                        $ 68,605,784
--------------------------------------------------------------------------
             SEMICONDUCTORS -- 5.9%
 292,609     Diodes, Inc.*(b)                                 $  5,132,362
 269,642     Hittite Microwave Corp.*                           10,170,896
 225,360     Microsemi Corp.*(b)                                 3,432,233
 600,000     Skyworks Solutions, Inc.*(b)                        7,386,000
                                                              ------------
                                                              $ 26,121,491
                                                              ------------
             Total Semiconductors                             $ 26,121,491
--------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $392,688,554)                              $437,989,436
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

Principal
Amount ($)                                                    Value
                TEMPORARY CASH INVESTMENTS -- 21.8%
                Securities Lending Collateral -- 21.8% (c)
                Certificates of Deposit:
 2,804,411      Bank of Nova Scotia, 0.19%, 2/17/10           $  2,804,411
 2,804,411      DnB NOR Bank ASA NY, 0.2%, 2/17/10               2,804,411
 2,243,542      Nordea NY, 0.21%, 12/22/09                       2,243,542
 3,059,358      Rabobank Nederland NY, 0.24%, 12/11/09           3,059,358
 3,059,358      Societe Generale, 0.27%, 12/4/09                 3,059,358
 3,059,358      Toronto Dominion, 0.23%, 12/16/09                3,059,358
   776,845      BNP Paribas, 0.78%, 6/4/10                         776,845
 1,812,583      Wachovia Bank NA, 1.17%, 5/14/10                 1,812,583
                                                              ------------
                                                              $ 19,619,866
--------------------------------------------------------------------------
                Commercial Paper:
 2,037,874      BBVA London, 0.28%, 3/18/10                   $  2,037,874
 2,549,068      BCS FUN, 0.20%, 12/29/09                         2,549,068
 3,058,713      CBA Financial, 0.27%, 12/29/09                   3,058,713
 2,549,140      GE, 0.17%, 12/28/09                              2,549,140
 3,059,001      HND AF, 0.30%, 12/15/09                          3,059,001
 2,549,448      HSBC, 0.24%, 12/2/09                             2,549,448
   509,886      HSBC, 0.24%, 12/3/09                               509,886
 4,588,815      NABPP, 0.29%, 12/7/09                            4,588,815
 1,986,663      PARFIN, 0.25%, 4/19/10                           1,986,663
 3,059,222      Cafco, 0.20%, 12/9/09                            3,059,222
 1,121,712      Char FD, 0.17%, 12/11/09                         1,121,712
 1,529,585      Char FD, 0.17%, 12/14/09                         1,529,585
 1,529,615      Ciesco, 0.25%, 12/7/09                           1,529,615
 1,274,173      Ciesco, 0.20%, 2/18/10                           1,274,173
 3,783,174      Fasco, 0.17%, 12/14/09                           3,783,174
 2,549,401      Old LLC, 0.15%, 12/7/09                          2,549,401
 2,549,295      Ranger, 0.24%, 12/11/09                          2,549,295
   866,525      SRCPP, 0.19%, 2/3/10                               866,525
 1,783,957      SRCPP, 0.19%, 2/10/10                            1,783,957
 1,498,399      TB LLC, 0.20%, 12/10/09                          1,498,399
 1,019,760      TB LLC, 0.15%, 12/7/09                           1,019,760
 2,910,526      Bank of America, 0.87%, 5/12/10                  2,910,526
   509,999      BBVA Senior US, 0.35%, 3/12/10                     509,999
 2,550,457      Santander, 0.33%, 7/23/10                        2,550,457
 1,020,683      WFC, 0.49%, 8/20/10                              1,020,683
                                                              ------------
                                                              $ 52,445,091
--------------------------------------------------------------------------
                Tri-party Repurchase Agreements:
12,237,431      Deutsche Bank, 0.16%, 12/1/09                 $ 12,237,431
 3,059,358      JPMorgan, 0.15%, 12/1/09                         3,059,358
 4,703,253      Barclays Capital Markets, 0.14%, 12/1/09         4,703,253
                                                              ------------
                                                              $ 20,000,042
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     19

Shares                                                            Value
               Money Market Mutual Funds:
2,039,572      Dreyfus Preferred Money Market Fund                $  2,039,572
2,039,572      Fidelity Prime Money Market Fund                      2,039,572
                                                                  -------------
                                                                  $  4,079,144
                                                                  -------------
               Total Securities Lending Collateral                $ 96,144,143
-------------------------------------------------------------------------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $96,144,143)                                 $ 96,144,143
-------------------------------------------------------------------------------
               TOTAL INVESTMENT IN SECURITIES -- 121.0%
               (Cost $488,832,697) (a)                            $534,133,579
-------------------------------------------------------------------------------
               OTHER ASSETS AND LIABILITIES -- (21.0)%            $(92,634,135)
-------------------------------------------------------------------------------
               TOTAL NET ASSETS -- 100.0%                         $441,499,444
===============================================================================

*    Non-income producing security.

(a) At November 30, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $491,763,496 was as follows:

       Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost       $ 63,422,993
       Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value        (21,052,910)
                                                                  -------------
       Net unrealized gain                                         $42,370,083
                                                                  =============

(b)  At November 30, 2009, the following securities were out on loan:

     Shares      Security                                 Value
      97,700     Affiliated Managers Group, Inc.*         $ 6,371,017
     112,300     Chattem, Inc.*                             7,393,832
     173,400     China Fire & Security Group, Inc.*         2,193,510
     169,900     Church & Dwight Co., Inc.                 10,030,896
     180,400     Diodes, Inc.*                              3,164,216
     122,200     Fuqi International, Inc.*                  2,678,624
     375,100     Iconix Brand Group, Inc.*                  4,223,626
       3,000     Idex Corp.                                    88,890
     229,100     IDEXX Laboratories, Inc.*                 11,466,455
      19,300     Integra LifeSciences Holdings Corp.*         631,882
     363,400     Knight Transportation, Inc.                6,181,434
      24,500     Microsemi Corp.*                             373,135
      50,900     The Middleby Corp.*                        2,282,865
      10,800     MWI Veterinary Supply, Inc.*                 400,572
     112,300     NuVasive, Inc.*                            3,644,135
     179,500     Portfolio Recovery Associates, Inc.*       8,082,885
      27,000     Qiagen NV*                                   596,700

The accompanying notes are an integral part of these financial statements.

20    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

    Shares         Security                                 Value
      35,500     ResMed, Inc.*                            $ 1,784,585
     691,000     SandRidge Energy, Inc.*                    6,481,580
      36,609     Sirona Dental Systems, Inc.*               1,065,322
      13,000     Skyworks Solutions, Inc.*                    160,030
      38,500     Stiffel Financial Corp.*                   2,068,220
      68,000     Syntel, Inc.                               2,572,440
     509,900     True Religion Apparel, Inc.*               9,402,556
---------------------------------------------------------------------
                 Total                                    $93,339,407
=====================================================================

(c)  Securities lending collateral is managed by Credit Suisse AG, New York
     Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2009 aggregated $188,538,584 and $85,344,267, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of November 30, 2009, in valuing the Fund's assets:

                                  Level 1           Level 2         Level 3       Total
 Common Stock                   $437,989,436      $        --         $--      $437,989,436
 Temporary Cash Investments               --       92,064,999          --        92,064,999
 Money Market Mutual Funds         4,079,144               --          --         4,079,144
-------------------------------------------------------------------------------------------
 Total                          $442,068,580      $92,064,999         $--      $534,133,579
===========================================================================================

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     21

Statement of Assets and Liabilities | 11/30/09

ASSETS:
  Investment in securities (including securities loaned of
   $93,339,407) (cost $488,832,697)                           $534,133,579
  Cash                                                           2,127,734
  Receivables --
   Fund shares sold                                              1,700,344
   Dividends                                                        46,132
   Due from Pioneer Investment Management, Inc.                    257,077
  Other                                                             38,670
---------------------------------------------------------------------------
     Total assets                                             $538,303,536
---------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                    $    460,167
   Upon return of securities loaned                             96,144,143
  Due to affiliates                                                146,667
  Accrued expenses                                                  53,115
---------------------------------------------------------------------------
     Total liabilities                                        $ 96,804,092
---------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                             $419,104,564
  Accumulated net realized loss on investments                 (22,906,002)
  Net unrealized gain on investments                            45,300,882
---------------------------------------------------------------------------
     Total net assets                                         $441,499,444
===========================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $396,022,862/18,890,527 shares)           $      20.96
  Class B (based on $9,196,661/463,870 shares)                $      19.83
  Class C (based on $36,279,921/1,958,867 shares)             $      18.52
MAXIMUM OFFERING PRICE:
  Class A ($20.96 [divided by] 94.25%)                        $      22.24
===========================================================================

The accompanying notes are an integral part of these financial statements.

22    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

Statement of Operations

For the Year Ended 11/30/09

INVESTMENT INCOME:
  Dividends                                                $  931,393
  Interest                                                     19,941
  Income from securities loaned, net                          710,211
---------------------------------------------------------------------------------------
     Total investment income                                               $  1,661,545
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $2,634,698
  Transfer agent fees
   Class A                                                    505,833
   Class B                                                     24,879
   Class C                                                     69,913
  Distribution fees
   Class A                                                    699,126
   Class B                                                     50,345
   Class C                                                    252,796
  Shareholder communications expense                          531,456
  Administrative reimbursements                               128,051
  Custodian fees                                               34,101
  Registration fees                                            60,536
  Professional fees                                            92,546
  Printing expense                                             97,409
  Fees and expenses of nonaffiliated trustees                   8,119
  Miscellaneous                                                25,967
---------------------------------------------------------------------------------------
     Total expenses                                                        $  5,215,775
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                     (738,213)
     Less fees paid indirectly                                                     (311)
---------------------------------------------------------------------------------------
     Net expenses                                                          $  4,477,251
---------------------------------------------------------------------------------------
       Net investment loss                                                 $ (2,815,706)
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS :
  Net realized loss on investments                                         $(14,643,297)
---------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                             $ 74,540,317
---------------------------------------------------------------------------------------
  Net gain on investments                                                  $ 59,897,020
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $ 57,081,314
=======================================================================================

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     23

Statements of Changes in Net Assets

For the Years Ended 11/30/09 and 11/30/08, respectively

                                                                       Year Ended         Year Ended
                                                                       11/30/09           11/30/08
FROM OPERATIONS:
Net investment loss                                                    $ (2,815,706)      $ (2,049,012)
Net realized gain (loss) on investments                                 (14,643,297)         1,609,765
Change in net unrealized gain (loss) on investments                      74,540,317        (97,809,301)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations     $ 57,081,314       $(98,248,548)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
   Class A ($0.00 and $0.53 per share, respectively)                   $         --       $ (6,187,217)
   Class B ($0.00 and $0.53 per share, respectively)                             --           (120,914)
   Class C ($0.00 and $0.53 per share, respectively)                             --           (710,295)
-------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                                $         --       $ (7,018,426)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $207,008,183       $159,698,277
Shares issued in reorganization                                          66,995,896                 --
Reinvestment of distributions                                                    --          5,118,322
Cost of shares repurchased                                             (118,319,293)      (100,841,301)
-------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund
     share transactions                                                $155,684,786       $ 63,975,298
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                               $212,766,100       $(41,291,676)
NET ASSETS:
Beginning of year                                                       228,733,344        270,025,020
-------------------------------------------------------------------------------------------------------
End of year                                                            $441,499,444       $228,733,344
-------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                        $         --       $         --
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

                                       '09 Shares     '09 Amount       '08 Shares     '08 Amount
Class A
Shares sold                            10,448,253     $195,426,510      6,887,177     $155,372,406
Shares issued in reorganization         2,446,523       54,019,224             --              --
Reinvestment of distributions                  --               --        267,939       4,555,077
Less shares repurchased                (5,961,774)    (109,930,312)    (3,927,913)    (89,615,289)
--------------------------------------------------------------------------------------------------
   Net increase                         6,933,002     $139,515,422      3,227,203     $70,312,194
==================================================================================================
Class B
Shares sold                                88,172     $  1,633,682         27,231     $   602,866
Shares issued in reorganization           240,948        5,040,628             --              --
Reinvestment of distributions                  --               --          5,607          91,005
Less shares repurchased                   (98,866)      (1,796,254)       (78,960)     (1,745,923)
--------------------------------------------------------------------------------------------------
   Net increase (decrease)                230,254     $  4,878,056        (46,122)    $(1,052,052)
==================================================================================================
Class C
Shares sold                               583,596     $  9,947,991        184,960     $ 3,723,005
Shares issued in reorganization           406,143        7,936,044             --              --
Reinvestment of distributions                  --               --         31,149         472,240
Less shares repurchased                  (405,916)      (6,592,727)      (457,162)     (9,480,089)
--------------------------------------------------------------------------------------------------
   Net increase (decrease)                583,823     $ 11,291,308       (241,053)    $(5,284,844)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     25

Financial Highlights

                                                              Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                                               11/30/09       11/30/08      11/30/07      11/30/06      11/30/05
Class A
Net asset value, beginning of period                             $  17.06     $  25.82     $  26.15     $  24.84     $  22.86
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                             $  (0.12)    $  (0.13)    $  (0.25)    $  (0.23)    $  (0.18)
 Net realized and unrealized gain (loss) on investments              4.02        (8.10)        2.18         2.27         2.37
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $   3.90     $  (8.23)    $   1.93     $   2.04     $   2.19
Distributions to shareowners:
 Net realized gain                                                     --        (0.53)       (2.26)       (0.73)       (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   3.90     $  (8.76)    $  (0.33)    $   1.31     $   1.98
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  20.96     $  17.06     $  25.82     $  26.15     $  24.84
=================================================================================================================================
Total return*                                                       22.86%      (31.86)%       7.57%        8.25%        9.64%
Ratio of net expenses to average net assets+                         1.36%        1.40%        1.41%        1.40%        1.40%
Ratio of net investment loss to average net assets+                 (0.82)%      (0.70)%      (0.97)%      (0.91)%      (1.03)%
Portfolio turnover rate                                                29%          37%          58%          29%          47%
Net assets, end of period (in thousands)                         $396,023     $204,015     $225,402     $225,906     $208,017
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                        1.60%        1.57%        1.53%        1.56%        1.44%
 Net investment loss                                                (1.06)%      (0.86)%      (1.10)%      (1.07)%      (1.07)%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                        1.36%        1.40%        1.40%        1.40%        1.40%
 Net investment loss                                                (0.82)%      (0.70)%      (0.96)%      (0.91)%      (1.03)%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

                                                               Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                                                11/30/09      11/30/08     11/30/07     11/30/06     11/30/05
Class B
Net asset value, beginning of period                             $16.29       $24.90        $25.52       $24.49       $ 22.74
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                             $(0.19)      $(0.40)       $(0.52)      $(0.54)      $ (0.42)
 Net realized and unrealized gain (loss) on investments            3.73        (7.68)         2.16         2.30          2.38
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $ 3.54       $(8.08)       $ 1.64       $ 1.76       $  1.96
Distributions to shareowners:
 Net realized gain                                                   --        (0.53)        (2.26)       (0.73)        (0.21)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ 3.54       $(8.61)       $(0.62)      $ 1.03       $  1.75
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $19.83       $16.29        $24.90       $25.52       $ 24.49
===============================================================================================================================
Total return*                                                     21.73%      (32.43)%        6.62%        7.22%         8.66%
Ratio of net expenses to average net assets+                       2.24%        2.31%         2.32%        2.31%         2.30%
Ratio of net investment loss to average net assets+               (1.73)%      (1.63)%       (1.88)%      (1.82)%       (1.93)%
Portfolio turnover rate                                              29%          37%           58%          29%           47%
Net assets, end of period (in thousands)                         $9,197       $3,805        $6,964       $8,371       $10,625
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      2.60%        2.40%         2.32%        2.38%         2.33%
 Net investment loss                                              (2.09)%      (1.72)%       (1.88)%      (1.89)%       (1.96)%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                      2.24%        2.30%         2.30%        2.30%         2.30%
 Net investment loss                                              (1.73)%      (1.62)%       (1.86)%      (1.81)%       (1.93)%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     27

                                                              Year Ended    Year Ended    Year Ended   Year Ended    Year Ended
                                                               11/30/09      11/30/08      11/30/07     11/30/06      11/30/05
Class C
Net asset value, beginning of period                           $ 15.21       $ 23.30       $ 23.99       $ 23.04       $ 21.39
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                           $ (0.22)      $ (0.36)      $ (0.49)      $ (0.46)      $ (0.34)
 Net realized and unrealized gain (loss) on investments           3.53         (7.20)         2.06          2.14          2.20
--------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations          $  3.31       $ (7.56)      $  1.57       $  1.68       $  1.86
Distributions to shareowners:
 Net realized gain                                                  --         (0.53)        (2.26)        (0.73)         (.21)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  3.31       $ (8.09)      $ (0.69)      $  0.95       $  1.65
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 18.52       $ 15.21       $ 23.30       $ 23.99       $ 23.04
================================================================================================================================
Total return*                                                    21.76%       (32.43)%        6.75%         7.33%         8.75%
Ratio of net expenses to average net assets+                      2.26%         2.27%         2.20%         2.20%         2.22%
Ratio of net investment loss to average net assets+              (1.71)%       (1.59)%       (1.76)%       (1.72)%       (1.85)%
Portfolio turnover rate                                             29%           37%           58%           29%           47%
Net assets, end of period (in thousands)                       $36,280       $20,913       $37,659       $50,120       $62,059
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                     2.40%         2.27%         2.20%         2.20%         2.22%
 Net investment loss                                             (1.86)%       (1.59)%       (1.76)%       (1.72)%       (1.85)%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                     2.26%         2.27%         2.19%         2.20%         2.22%
 Net investment loss                                             (1.71)%       (1.59)%       (1.75)%       (1.72)%       (1.85)%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

Notes to Financial Statements | 11/30/09

1. Organization and Significant Accounting Policies

Pioneer Oak Ridge Small Cap Growth Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust I, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers three classes of shares designated as Class A, Class B, and Class C shares. Class B shares were first publicly offered on February 17, 2004. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. Class B shares convert to Class A shares eight years after the date of purchase.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     29

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At November 30, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

30    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2009, the Fund has reclassified $2,815,706 to decrease accumulated net investment loss and $2,815,706 to decrease paid in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   At November 30, 2009, the Fund had a net capital loss carryforward of $19,975,203 of which the following amounts will expire in 2016 and 2017 if not utilized: $1,840,542 in 2016 and $18,134,661 in 2017.

   There were no distributions paid during the year ended November 30, 2009.

   The tax character of distributions paid during the year ended November 30, 2008 was as follows:

                                                2009                     2008
   Distributions paid from:
   Long-term capital gain                        $--               $7,018,426
   --------------------------------------------------------------------------
     Total                                       $--               $7,018,426
   ==========================================================================

   The following shows the components of distributable earnings on a federal income tax basis at November 30, 2009:

                                                                         2009
   Distributable earnings:
   Capital loss carryforward                                    $ (19,975,203)
   Unrealized appreciation                                         42,370,083
   --------------------------------------------------------------------------
     Total                                                      $  22,394,880
   ==========================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     31

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $52,033 in underwriting commissions on the sale of Class A shares for the year ended November 30, 2009.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, and Class C shares can reflect different transfer agent and distribution expense rates.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned

32    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09
   on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

PIM, a wholly owned subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $1 billion; and 0.80% of the excess over $1 billion. For the year ended November 30, 2009, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.85% of the Fund's average net assets.

Pioneer, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund.

On January 7, 2005, Pioneer Investment Management USA, Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect until September 16, 2010. In addition, PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.40%, 2.30% and 2.30%, of the average daily net assets attributable to Class A, Class B and Class C shares,

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     33
respectively. These expense limitations are in effect through April 1, 2012, for Class A shares and through April 1, 2011, for Class B and Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for any class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $32,011 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2009, such out-of-pocket expenses by class of shares were as follows:

Shareholder Communications:
 Class A                                                              $492,808
 Class B                                                                 5,442
 Class C                                                                33,206
------------------------------------------------------------------------------
   Total                                                              $531,456
==============================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $102,758 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30 2009.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,898 in distribution fees payable to PFD at November 30, 2009.

34    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. For the year ended November 30, 2009, CDSCs in the amount of $19,926 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2009, the Fund's expenses were reduced by $311 under such arrangement.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2009, the Fund had no borrowings under this agreement.

7. Reorganization Information

On September 10, 2009, beneficial owners of Pioneer Small and Mid Cap Growth Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization listed below. This tax-free reorganization was accomplished on September 18, 2009 ("Closing Date"), by exchanging the assets and stated liabilities of Pioneer Small and Mid Cap Growth Fund for shares of Pioneer Oak Ridge Small Cap Growth Fund. Shareholders holding Class A, Class B and Class C shares of Pioneer Small and Mid Cap Growth Fund received Class A, Class B and Class C shares, respectively, of Pioneer Oak

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     35

Ridge Small Cap Growth Fund in the reorganization. The following charts show the details of the reorganization as of that Closing Date:

                                   Pioneer                  Pioneer                  Pioneer
                                   Oak Ridge Small Cap      Small and Mid Cap        Oak Ridge Small Cap
                                   Growth Fund              Growth Fund              Growth Fund
                                   (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
 Net Assets
  Class A                          $359,276,671             $54,019,224              $413,295,895
  Class B                          $  4,975,514             $ 5,040,628              $ 10,016,142
  Class C                          $ 29,615,672             $ 7,936,044              $ 37,551,716
 Total Net Assets                  $393,867,857             $66,995,896              $460,863,753
 Shares Outstanding
  Class A                            16,269,857               1,995,371                18,716,380
  Class B                               237,808                 196,753                   478,756
  Class C                             1,515,350                 308,441                 1,921,493
 Shares Issued in Reorganization
  Class A                                                                               2,446,523
  Class B                                                                                 240,948
  Class C                                                                                 406,143

                                                           Unrealized                Accumulated
                                                           Appreciation On           Loss On
                                                           Closing Date              Closing Date
 Pioneer Small and Mid Cap Growth Fund                     $ 12,765,327              $(1,828,860)

8. Additional Information

Class Y shares commenced operations on December 29, 2009.

9. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through January 26, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

36    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust I and Shareowners of Pioneer Oak Ridge Small Cap Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Oak Ridge Small Cap Growth Fund, one of the series comprising Pioneer Series Trust I (the "Trust"), including the schedule of investments, as of November
30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oak Ridge Small Cap Growth Fund of Pioneer Series Trust I at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Boston, Massachusetts
January 26, 2010

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     37

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. PIM has retained Oak Ridge Investments, LLC (Oak Ridge) to serve as the sub-adviser to the Fund pursuant to a sub-advisory agreement between PIM and the sub-adviser. In order for PIM and Oak Ridge to remain the investment adviser and sub-adviser of the Fund, respectively, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement and the sub-advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement and the sub-advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM, the sub-adviser and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement and the sub-advisory agreement for another year. In considering the renewal of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreements.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM and the sub-adviser to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the

38    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09
resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers (including the sub-adviser) and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM and the sub-adviser to the Fund were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2009 and in the first quintile of its Morningstar category for the three, five and ten year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.)

The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Fund, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     39

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion.

The Trustees noted that a new contractual expense limitation had been put in place, effective September 16, 2009, for each class of shares in connection with the reorganization of Pioneer Small and Mid Cap Growth Fund into the Fund, and that such contractual expense limitation would expire on September 16, 2010. The Trustees also noted that on September 16, 2010 the contractual expense limitation for each class of shares of the Fund would revert to what had been in place before the reorganization and that such contractual expense limitation would expire on April 1, 2012.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees also reviewed management fees charged by the sub-adviser to its other clients. The Trustees noted that in most instances the fee rates for those separate accounts were higher than the sub-advisory fees paid to the sub-adviser with respect to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM, as well as the fees payable by PIM to the sub-adviser of the Fund, were reasonable in relation to the nature and quality of the services provided by PIM and the sub-adviser. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the sub-adviser and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs

40    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09
to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. The Trustees further considered the sub-advisory fees received by the sub-adviser with respect to the Fund and the percentage that such fees represented of the sub-adviser's overall revenues (for the 12-month period ended December 31, 2008). They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.

The Trustees concluded that the profit margins with respect to the management of the Fund were not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Fund and the other Pioneer funds.

The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Fund.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     41

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that each of the investment advisory agreement between PIM and the Fund and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of each of the investment advisory agreement and the sub-advisory agreement for the Fund.

42    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     43

Interested Trustees

                            Position Held            Length of Service and
Name and Age                with the Fund            Term of Office
John F. Cogan, Jr. (83)*    Chairman of the Board,   Trustee since 2004.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Trustee and Executive    Trustee since 2008.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
------------------------------------------------------------------------------------------------------------------------

                                                                                              Other Directorships Held
Name and Age                Principal Occupation During Past Five Years                       by this Trustee
John F. Cogan, Jr. (83)*    Deputy Chairman and a director of Pioneer Global Asset Manage-    None
                            ment S.p.A. ("PGAM"); Non-Executive Chairman and a director of
                            Pioneer Investment Management USA Inc. ("PIM-USA"); Chair-
                            man and a director of Pioneer; Chairman and Director of Pioneer
                            Institutional Asset Management, Inc. (since 2006); Director of
                            Pioneer Alternative Investment Management Limited (Dublin);
                            President and a director of Pioneer Alternative Investment Man-
                            agement (Bermuda) Limited and affiliated funds; Director of
                            PIOGLOBAL Real Estate Investment Fund (Russia) (until June
                            2006); Director of Nano-C, Inc. (since 2003); Director of Cole
                            Management Inc. (since 2004); Director of Fiduciary Counseling,
                            Inc.; President and Director of Pioneer Funds Distributor, Inc.
                            ("PFD") (until May 2006); President of all of the Pioneer Funds;
                            and Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Director, CEO and President of Pioneer Investment Management      None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); and Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

44    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (65)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    Trustee          Trustee since 2004.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
------------------------------------------------------------------------------------------------------------------------

                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique mer-       Director of Enterprise Com-
                     chant bank) (1997 to 2004 and 2008 to present); and Executive        munity Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York Mort-
                                                                                          gage Trust (publicly traded
                                                                                          mortgage REIT); and Direc-
                                                                                          tor of Oxford Analytica, Inc.
                                                                                          (privately held research and
                                                                                          consulting company)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of
                                                                                          Governors, Investment
                                                                                          Company Institute
------------------------------------------------------------------------------------------------------------------------

      Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     45

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 2004.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 2004.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
------------------------------------------------------------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
Benjamin M. Friedman (65)   Professor, Harvard University                                        None
------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
------------------------------------------------------------------------------------------------------------------------

46    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

Fund Officers

                             Position Held         Length of Service and
Name and Age                 with the Fund         Term of Office
Dorothy E. Bourassa (61)     Secretary             Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Assistant Treasurer   Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
------------------------------------------------------------------------------------------------------------------------

                                                                                                 Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                         by this  Officer
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
---------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
---------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; Treasurer of all of the Pioneer Funds
                             since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds
                             from March 2004 to February 2008; and Treasurer and Senior
                             Vice President, CDC IXIS Asset Management Services, from 2002 to 2003
---------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------
David F. Johnson (30)        Fund Administration Manager - Fund Accounting, Administration       None
                             and Controllership Services since November 2008; Assistant
                             Treasurer of all of the Pioneer Funds since January 2009; and
                             Client Service Manager - Institutional Investor Services at State
                             Street Bank from March 2003 to March 2007
---------------------------------------------------------------------------------------------------------------------------

       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     47

                         Position Held              Length of Service and
Name and Age             with the Fund              Term of Office
Teri W. Anderholm (50)   Chief Compliance Officer   Since 2007. Serves at
                                                    the discretion of the
                                                    Board.
---------------------------------------------------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age             Principal Occupation During Past Five Years                      by this  Officer
Teri W. Anderholm (50)   Chief Compliance Officer of Pioneer since December 2006 and of   None
                         all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (February
                         2005 to July 2005); and Independent Consultant (July 1997 to
                         February 2005)
---------------------------------------------------------------------------------------------------------------------------



48    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

                           This page for your notes.



       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     49

                           This page for your notes.



50    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

                           This page for your notes.



       Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09     51

                           This page for your notes.



52    Pioneer Oak Ridge Small Cap Growth Fund | Annual Report | 11/30/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Select Mid Cap
Growth Fund

(Formerly Regions Morgan Keegan
Select Mid Cap Growth Fund)
--------------------------------------------------------------------------------
Annual Report | November 30, 2009
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PMCTX
Class C   PMTCX
Class Y   PMTYX

[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               13
Schedule of Investments                                                       15
Financial Statements                                                          25
Notes to Financial Statements                                                 32
Report of Independent Registered Public Accounting Firm                       39
Approval of Investment Advisory Agreement                                     40
Trustees, Officers and Service Providers                                      42


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at


2     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09
www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     3

Portfolio Management Discussion | 11/30/09

Over the 12 months ended November 30, 2009, the U. S. economy experienced significant turbulence, marked by a financial crisis, a stock market debacle, massive government stimulus spending and intervention in the private economy, and then a sharp market recovery, which defined the final eight months of the period. In the following interview, Ken Winston, Vice President at Pioneer Investments and portfolio manager of Pioneer Select Mid Cap Growth Fund, discusses the market environment over the Fund's fiscal year ended November 30, 2009, and the effect it had on the Fund's performance.

Q Can you describe the market conditions during the 12 months ended November 30, 2009?

A U.S. stocks lost considerable ground from December 2008, through early March 2009, as aftershocks from the September 2008 bankruptcy of investment bank Lehman Brothers crippled the financial markets, and key economic reports -- particularly on housing and employment -- showed ongoing, substantial deterioration of economic conditions. In March 2009, however, the stock market embarked on a vigorous and sustained rally that carried the Fund's benchmark, the Russell Midcap Growth Index, to a robust double-digit gain. Mid-cap growth stocks fared better than most other groups during the market's decline and also held their own when stock prices were advancing, enabling them to outperform virtually all other capitalization segments during the one-year period ended November 30, 2009. Investors were cheered by the massive, wide-ranging fiscal and monetary stimulus efforts implemented by the U.S. Congress, the Federal Reserve Board (the Fed) and the Treasury Department. By the third quarter of 2009, the government's efforts had begun to pay off, as the economy posted a growth in gross domestic product (GDP) of nearly 3% on an annualized basis. As the Fund's fiscal year wound to a close, there appeared to be a growing consensus that an economic recovery was in the works.

Q How did the Fund perform in that environment over the 12 months ended November 30, 2009?

A Pioneer Select Mid Cap Growth Fund's Class A shares returned 45.46% at net asset value during the 12 months ended November 30, 2009, compared with a 42.83% for the Fund's benchmark, the Russell Midcap Growth Index (the Russell Index). Over the same period, the average return of the 479 Mid Cap Growth funds tracked by Lipper, Inc. was 36.19%.


4     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

Q What factors had the largest impact on the Fund's performance during the 12 months ended November 30, 2009?

A Because the Fund was a new addition to the Pioneer lineup in May 2009, having been acquired through reorganization with Regions Morgan Keegan Select Mid Cap Growth Fund, we can't say definitively what drove its performance over the first five months of the 12-month period. However, when we took the management reins in mid-May 2009, the Fund had large overweights in energy and materials, which were two of the benchmark Russell Index's best-performing sectors up to that point in the Fund's fiscal year, and those weightings likely helped boost the Fund's results.

   Conversely, the Fund had underweighted exposures to the strong-performing information technology (IT) and consumer discretionary sectors when Pioneer acquired it, which could have been a drag on performance up through mid-May 2009. Additionally, the Fund's cash position stood at roughly 11% when we took over, which probably helped performance when the market was falling but dampened performance when stock prices began to rebound.

   From the time we at Pioneer began managing the Fund in mid-May 2009, through period end on November 30, 2009, the Fund's performance was lifted by stock selection in health care, consumer staples and materials.

Q What changes did you make in the Fund's positioning over the 12-month period ended November 30, 2009?

A The repositioning of the Fund's portfolio took place over a period of several months, from the time we took the helm in May 2009, until roughly the end of August 2009. We wanted to proceed carefully, after a thorough review of the Fund's holdings, rather than make radical changes right off the bat.
   With that said, there were significant variations in the Fund's sector weightings versus the Russell Index, and we took steps to bring those allocations more in line with our bottom-up, fundamental stock analysis.
   Our philosophy is to let stock selection be the primary determinant of the Fund's sector weightings. Accordingly, we significantly reduced the Fund's energy and materials exposures while increasing its allocations to information technology, consumer discretionary and industrials. Moreover, we put the Fund's large cash stake to work, ending the period with the Fund's portfolio essentially fully invested.

Q Which holdings have most aided the Fund's performance during the time you have managed the Fund, from May 2009, through November 30, 2009?

A One key contributor to the Fund's performance results was Guess?, which designs and markets contemporary apparel and accessories for men, women and children in the United States and abroad. Despite the global recession, the company posted solid earnings growth, bolstered by strong results from


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     5
   its operations in Asia and Europe. Guess? is well diversified, both geographically and operationally, generating revenue through its own retail stores, department stores and its licensing business. Another consumer discretionary holding that lifted the Fund's results was specialty clothing retailer Urban Outfitters, a company with what we consider to be an excellent brand and solid potential for expanding its number of stores over the next few years. In the technology sector, one strong contributor was Cognizant Technology Solutions, a provider of IT outsourcing and related services. The stock rebounded nicely after becoming oversold at the height of the crisis in the financial sector, where the company has a number of key customers. Pharmacy benefits manager Express Scripts also performed well for the Fund, riding the increased substitution of generic drugs for branded pharmaceuticals.

Q Which holdings detracted from the Fund's performance during the time you have managed the portfolio?

A The Fund's performance gains were dampened somewhat by Synaptics, which makes touch-screen applications for computers and "smartphones." While we anticipated strong growth in the company's cellular phone business, pressure from competitors led to weaker prices and lower profit margins, which hurt the stock. In the case of Hexcel, a maker of composite materials for the aerospace industry, the stock was hampered by delays in the production of Boeing's new 787 "Dreamliner." Meanwhile, two legacy positions that we inherited from the Fund's previous management team, casino operator Wynn Resorts and air carrier AMR, both detracted from performance.

Q  What's your outlook?

A We see the market environment as still constructive, but transitioning to a different phase. The rally from March 2009, through the end of the Fund's fiscal year on November 30, 2009, was driven largely by bargain-hunting, especially among the beaten-down shares of companies with weak balance sheets that were thought to be on the brink of bankruptcy back in March. When investors' sentiment shifted from despair to optimism, those stocks enjoyed huge rallies. We believe that low-quality trade has just about run its course.

   Going forward, we think the broader economy could be constrained by debt-strapped consumers, but that spending by businesses and governments -- together with higher exports fueled by a weaker U.S. dollar -- could provide a stronger boost to the economy than many observers now anticipate. In this growth-constrained environment, true growth companies should command premium valuations, in our view. Many of the companies we follow have done an excellent job of cutting costs, with the result being that it would take very little in the way of revenue growth for their earnings to see meaningful increases.


6     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

Please refer to the Schedule of Investments on pages 15-24 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. Investing in mid-sized companies may offer the potential for higher returns, but is also subject to greater short-term price fluctuations than larger, more-established companies.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     7

Portfolio Summary | 11/30/09

Portfolio Diversification

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                      87.6%
Temporary Cash Investments               9.8%
Depositary Receipts for
  International Stocks                   2.6%


Sector Distribution

--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                  27.6%
Consumer Discretionary                  17.2%
Industrials                             14.4%
Health Care                             12.3%
Financials                               8.3%
Consumer Staples                         6.7%
Materials                                5.9%
Energy                                   5.0%
Utilities                                2.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.    Cognizant Technology Solutions Corp.         2.00%
--------------------------------------------------------------------------------
    2.    ON Semiconductor Corp.                       1.97
--------------------------------------------------------------------------------
    3.    MasterCard, Inc.                             1.95
--------------------------------------------------------------------------------
    4.    Guess?, Inc.                                 1.75
--------------------------------------------------------------------------------
    5.    Nuance Communications, Inc.                  1.65
--------------------------------------------------------------------------------
    6.    FMC Corp.                                    1.65
--------------------------------------------------------------------------------
    7.    Jarden Corp.                                 1.61
--------------------------------------------------------------------------------
    8.    LKQ Corp.                                    1.38
--------------------------------------------------------------------------------
    9.    Vistaprint NV                                1.35
--------------------------------------------------------------------------------
   10.    Google, Inc.                                 1.32
--------------------------------------------------------------------------------

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

Prices and Distributions | 11/30/09

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class           11/30/09           11/30/08
--------------------------------------------------------------------------------
       A               $ 13.86            $ 9.59
--------------------------------------------------------------------------------
       C               $ 13.04            $ 9.09
--------------------------------------------------------------------------------
       Y               $ 14.08            $ 9.70
--------------------------------------------------------------------------------

Distributions per Share: 12/1/08-11/30/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net
                Investment        Short-Term        Long-Term
      Class       Income       Capital Gains     Capital Gains
--------------------------------------------------------------------------------
      A            $ --            $ --              $ 0.0614
--------------------------------------------------------------------------------
      C            $ --            $ --              $ 0.0614
--------------------------------------------------------------------------------
      Y            $ --            $ --              $ 0.0614
--------------------------------------------------------------------------------


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     9

Performance Update | 11/30/09                          Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Select Mid Cap Growth Fund at public offering price, compared to that of the Russell Midcap Growth Index.

 Average Annual Total Returns
 (As of November 30, 2009)
--------------------------------------------------------------------------------
                                     Net Asset       Public Offering
 Period                              Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 10 Years                             8.25%           7.61%
 5 Years                              4.77            3.54
 1 Year                              45.46           37.03
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 15, 2009)
--------------------------------------------------------------------------------
                                     Gross              Net
--------------------------------------------------------------------------------
                                      1.13%           1.13%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer
                Select Mid Cap          Russell Midcap
                Growth Fund             Growth Index
                --------------          --------------
11/99               9425                    10000
                   13066                     9835
11/01              13577                     7964
                   11938                     6387
11/03              15422                     8472
                   16498                     9438
11/05              19618                    10967
                   21632                    12379
11/07              24600                    13633
                   14320                     7341
11/09              20829                    10485


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 6/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was created through the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund on May 15, 2009. The performance of Class A shares of the Fund from March 12, 1999 to May 15, 2009 is the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund.

The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

Performance Update | 11/30/09                          Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Select Mid Cap Growth Fund, compared to that of the Russell Midcap Growth Index.


 Average Annual Total Returns
 (As of November 30, 2009)
--------------------------------------------------------------------------------
                                          If             If
 Period                                   Held           Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (1/7/2002)                                 4.72%           4.72%
 5 Years                                    4.21            4.21
 1 Year                                    44.43           44.43
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 15, 2009)
--------------------------------------------------------------------------------
                                          Gross           Net
--------------------------------------------------------------------------------
                                            2.03%           2.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer
                Select Mid Cap          Russell Midcap
                Growth Fund             Growth Index
                --------------          --------------
1/02               10000                    10000
11/02               9037                     7986
11/03              11592                    10592
11/04              12312                    11800
11/05              14594                    13711
11/06              16019                    15477
11/07              18178                    17044
11/08              10475                     9178
11/09              15129                    13109

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was created through the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund on May 15, 2009. The performance of Class C shares of the Fund from January 7, 2002 to May 15, 2009 is the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class C shares, which has been restated to reflect any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund.

The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     11

Performance Update | 11/30/09                          Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Select Mid Cap Growth Fund, compared to that of the Russell Midcap Growth Index.


 Average Annual Total Returns
 (As of November 30, 2009)
--------------------------------------------------------------------------------
                                          If             If
 Period                                   Held           Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (6/23/2004)                                5.12%         5.12%
 5 Years                                    5.03          5.03
 1 Year                                    46.08         46.08
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 15, 2009)
--------------------------------------------------------------------------------
                                          Gross         Net
--------------------------------------------------------------------------------
                                            0.76%        0.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer
                Select Mid Cap          Russell Midcap
                Growth Fund             Growth Index
                --------------          --------------
6/04                10000                   10000
11/04               10222                   10402
11/05               12173                   12087
11/06               13455                   13644
11/07               15321                   15025
11/08                8944                    8091
11/09               13065                   11556

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors, All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 6/1/12 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was created through the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund on May 15, 2009. The performance of Class Y shares of the Fund from June 23, 2004 to May 15, 2009 is the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class I shares, which has not been restated to reflect any differences in expenses.

The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


12     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on actual returns from June 1, 2009 through November 30, 2009.

--------------------------------------------------------------------------------
 Share Class                  A                C                Y
--------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 6/1/09
--------------------------------------------------------------------------------
 Ending Account          $ 1,147.43       $ 1,142.82       $ 1,151.23
 Value on 11/30/09
--------------------------------------------------------------------------------
 Expenses Paid           $     7.00       $    12.46       $     5.28
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratio of the underlying funds. These combined totals were 1.30%, 2.32%, and 0.98% for Class A, Class C, and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period and multiplied by 183/365 (to reflect the one-half year period) to calculate "Expenses Paid During Period" in the table above.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2009 through November 30, 2009.

--------------------------------------------------------------------------------
 Share Class                  A                C                Y
--------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 6/1/09
--------------------------------------------------------------------------------
 Ending Account          $ 1,018.55       $ 1,013.44       $ 1,020.16
 Value on 11/30/09
--------------------------------------------------------------------------------
 Expenses Paid           $     6.58       $    11.71       $     4.96
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.30%, 2.32%, and 0.98% for Class A, Class C, and Class Y shares, respectively. These combined totals were multiplied by the average account value over the period and multiplied by 183/365 (to reflect the one-half year period) to calculate "Expenses Paid During Period" in the table above.


14     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

Schedule of Investments | 11/30/09

--------------------------------------------------------------------------------
 Shares                                                            Value
--------------------------------------------------------------------------------
               COMMON STOCKS -- 99.6%
               ENERGY -- 4.9%
               Coal & Consumable Fuels -- 0.8%
    20,500     Alpha Natural Resources, Inc.*                      $    758,500
    12,700     Consol Energy, Inc.                                      583,184
                                                                   ------------
                                                                   $  1,341,684
--------------------------------------------------------------------------------
               Oil & Gas Equipment & Services -- 0.7%
    49,700     Exterran Holdings, Inc.*(b)                         $  1,041,215
--------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 3.4%
    20,500     Newfield Exploration Co.*                           $    866,740
    12,300     Noble Affiliates, Inc.                                   802,575
    22,300     Range Resources Corp.                                  1,050,999
    91,600     SandRidge Energy, Inc.*(b)                               859,208
    26,100     Southwestern Energy Co.*                               1,147,356
    24,000     ST Maryland & Exploration Co.                            777,120
                                                                   ------------
                                                                   $  5,503,998
                                                                   ------------
               Total Energy                                        $  7,886,897
--------------------------------------------------------------------------------
               MATERIALS -- 5.9%
               Diversified Chemical -- 2.4%
    46,800     FMC Corp.                                           $  2,620,332
   108,500     Solutia, Inc.*                                         1,168,545
                                                                   ------------
                                                                   $  3,788,877
--------------------------------------------------------------------------------
               Diversified Metals & Mining -- 0.4%
     7,200     Freeport-McMoRan Copper & Gold, Inc. (Class B)*     $    596,160
--------------------------------------------------------------------------------
               Gold -- 0.3%
    34,146     Yamana Gold, Inc.                                   $    455,166
--------------------------------------------------------------------------------
               Industrial Gases -- 1.0%
    34,100     Airgas, Inc.                                        $  1,577,125
--------------------------------------------------------------------------------
               Metal & Glass Containers -- 0.5%
    31,700     Crown Holdings, Inc.*                               $    797,889
--------------------------------------------------------------------------------
               Paper Products -- 0.0%
     1,724     Schweitzer-Mauduit International, Inc.              $    106,129
--------------------------------------------------------------------------------
               Steel -- 1.3%
   122,000     Steel Dynamics, Inc.                                $  2,064,240
                                                                   ------------
               Total Materials                                     $  9,385,586
--------------------------------------------------------------------------------
               CAPITAL GOODS -- 7.8%
               Aerospace & Defense -- 3.1%
    64,500     BE Aerospace, Inc.*                                 $  1,242,915
    63,400     Hexcel Corp.*                                            668,870
    20,700     ITT Corp.                                              1,070,604
    18,500     Precision Castparts Corp.                              1,918,080
                                                                   ------------
                                                                   $  4,900,469
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     15

--------------------------------------------------------------------------------
 Shares                                                   Value
--------------------------------------------------------------------------------
               Construction & Farm Machinery & Heavy Trucks -- 0.7%
    21,400     Joy Global, Inc.*                                   $  1,145,756
--------------------------------------------------------------------------------
               Electrical Component & Equipment -- 0.8%
    27,100     Cooper Industries Plc                               $  1,156,899
--------------------------------------------------------------------------------
               Industrial Conglomerates -- 0.3%
    24,300     McDermott International, Inc.*                      $    508,842
--------------------------------------------------------------------------------
               Industrial Machinery -- 2.3%
     5,300     Flowserve Corp.                                     $    527,138
    70,103     Kennametal, Inc.                                       1,577,318
    30,000     SPX Corp.                                              1,598,700
                                                                   ------------
                                                                   $  3,703,156
--------------------------------------------------------------------------------
               Trading Companies & Distributors -- 0.6%
    10,000     W.W. Grainger, Inc.                                 $    977,000
                                                                   ------------
               Total Capital Goods                                 $ 12,392,122
--------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 5.6%
               Diversified Support Services -- 0.7%
    33,601     Copart, Inc.*                                       $  1,089,344
--------------------------------------------------------------------------------
               Environmental & Facilities Services -- 0.7%
    19,900     Stericycle, Inc.*(b)                                $  1,089,127
--------------------------------------------------------------------------------
               Research & Consulting Services -- 2.9%
    42,400     CoStar Group, Inc.*                                 $  1,684,552
    41,000     IHS, Inc.*                                             2,061,480
     9,600     The Dun & Bradstreet Corp.                               754,464
     7,467     Verisk Analytics, Inc.*                                  200,937
                                                                   ------------
                                                                   $  4,701,433
--------------------------------------------------------------------------------
               Security & Alarm Services -- 1.3%
    80,000     Corrections Corp. of America*                       $  1,999,200
                                                                   ------------
               Total Commercial Services & Supplies                $  8,879,104
--------------------------------------------------------------------------------
               TRANSPORTATION -- 1.0%
               Airlines -- 1.0%
    12,800     Copa Holdings SA*                                   $    637,824
   120,000     Delta Air Lines, Inc.*                                   982,800
                                                                   ------------
                                                                   $  1,620,624
                                                                   ------------
               Total Transportation                                $  1,620,624
--------------------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 2.8%
               Apparel, Accessories & Luxury Goods -- 1.2%
    30,000     Coach, Inc.                                         $  1,042,500
    41,303     Fuqi International, Inc.*(b)                             905,362
                                                                   ------------
                                                                   $  1,947,862
--------------------------------------------------------------------------------
               Housewares & Specialties -- 1.6%
    93,400     Jarden Corp.                                        $  2,563,830
                                                                   ------------
               Total Consumer Durables & Apparel                   $  4,511,692
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

--------------------------------------------------------------------------------
 Shares                                                           Value
--------------------------------------------------------------------------------
               CONSUMER SERVICES -- 5.1%
               Casinos & Gaming -- 1.4%
    18,300     Bally Technologies, Inc.*                          $    759,999
    38,400     WMS Industries, Inc.*                                 1,492,992
                                                                  ------------
                                                                  $  2,252,991
--------------------------------------------------------------------------------
               Education Services -- 0.5%
    14,000     DeVry, Inc.                                        $    760,480
--------------------------------------------------------------------------------
               Hotels, Resorts & Cruise Lines -- 1.2%
    51,000     7 Days Group Holdings, Ltd. (A.D.R.)*              $    603,840
    72,700     Wyndham Worldwide Corp.                               1,350,039
                                                                  ------------
                                                                  $  1,953,879
--------------------------------------------------------------------------------
               Restaurants -- 2.0%
    40,000     Burger King Holdings, Inc.                         $    680,000
    17,500     Cracker Barrell Old Country, Inc.                       657,300
    25,000     Darden Restaurants, Inc.                                785,750
    32,000     Yum! Brands, Inc.                                     1,128,640
                                                                  ------------
                                                                  $  3,251,690
                                                                  ------------
               Total Consumer Services                            $  8,219,040
--------------------------------------------------------------------------------
               MEDIA -- 1.6%
               Cable & Satellite -- 1.1%
    54,809     Direct TV Group, Inc.*(b)                          $  1,733,619
--------------------------------------------------------------------------------
               Movies & Entertainment -- 0.1%
     5,480     Liberty Media Corp.*(b)                            $    262,218
--------------------------------------------------------------------------------
               Publishing -- 0.4%
    16,300     John Wiley & Sons, Inc.                            $    610,435
                                                                  ------------
               Total Media                                        $  2,606,272
--------------------------------------------------------------------------------
               RETAILING -- 7.5%
               Apparel Retail -- 4.3%
    75,000     Guess?, Inc.                                       $  2,778,750
    25,600     Ross Stores, Inc.                                     1,125,888
    28,200     TJX Companies, Inc.                                   1,082,316
    60,800     Urban Outfitters Inc.*                                1,923,712
                                                                  ------------
                                                                  $  6,910,666
--------------------------------------------------------------------------------
               Automotive Retail -- 0.8%
    33,000     Advance Auto Parts, Inc.                           $  1,296,900
--------------------------------------------------------------------------------
               Distributors -- 1.4%
   126,200     LKQ Corp.*                                         $  2,199,666
--------------------------------------------------------------------------------
               Internet Retail -- 0.6%
    35,900     Nutri/System, Inc.*(b)                             $    886,730
--------------------------------------------------------------------------------
               Specialty Stores -- 0.4%
    30,000     Staples, Inc.                                      $    699,600
                                                                  ------------
               Total Retailing                                    $ 11,993,562
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     17

--------------------------------------------------------------------------------
 Shares                                                         Value
--------------------------------------------------------------------------------
               FOOD & DRUG RETAILING -- 1.1%
               Drug Retail -- 1.1%
    54,800     CVS/Caremark Corp.                               $  1,699,348
                                                                ------------
               Total Food & Drug Retailing                      $  1,699,348
--------------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 4.5%
               Distillers & Vintners -- 0.8%
    75,000     Constellation Brands, Inc.*                      $  1,283,250
--------------------------------------------------------------------------------
               Packaged Foods & Meats -- 2.4%
    61,501     American Italian Pasta Co.*                      $  1,961,267
    30,800     The J.M. Smucker Co.                                1,819,664
                                                                ------------
                                                                $  3,780,931
--------------------------------------------------------------------------------
               Soft Drinks -- 1.3%
    45,800     Fomento Economico Mexicano SA de CV (A.D.R.)     $  2,084,358
                                                                ------------
               Total Food, Beverage & Tobacco                   $  7,148,539
--------------------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 1.2%
               Personal Products -- 1.2%
    39,600     Estee Lauder Co.                                 $  1,854,468
                                                                ------------
               Total Household & Personal Products              $  1,854,468
--------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 7.9%
               Health Care Distributors -- 0.4%
    14,000     Henry Schein, Inc.*                              $    695,240
--------------------------------------------------------------------------------
               Health Care Equipment -- 2.8%
     9,300     Edwards Lifesciences Corp.*                      $    765,204
   100,000     Hologic, Inc.*(b)                                   1,447,000
     5,300     Surgical Intuitive, Inc.*                           1,486,862
    24,000     Thoratec Corp.*                                       714,960
                                                                ------------
                                                                $  4,414,026
--------------------------------------------------------------------------------
               Health Care Facilities -- 1.0%
    71,300     Psychiatric Solution, Inc.*                      $  1,580,008
--------------------------------------------------------------------------------
               Health Care Services -- 1.4%
    15,800     Express Scripts, Inc.*                           $  1,355,640
    14,500     Mednax, Inc.*                                         815,045
                                                                ------------
                                                                $  2,170,685
--------------------------------------------------------------------------------
               Health Care Supplies -- 0.8%
    32,000     Inverness Medical Innovations, Inc.*(b)          $  1,345,600
--------------------------------------------------------------------------------
               Health Care Technology -- 1.5%
    10,500     AthenaHealth, Inc.*(b)                           $    439,950
    87,600     MedAssets, Inc.*                                    2,044,584
                                                                ------------
                                                                $  2,484,534
                                                                ------------
               Total Health Care Equipment & Services           $ 12,690,093
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

--------------------------------------------------------------------------------
 Shares                                                              Value
--------------------------------------------------------------------------------
               PHARMACEUTICALS & BIOTECHNOLOGY -- 4.3%
               Biotechnology -- 1.7%
    22,000     Alexion Pharmaceuticals, Inc.*                      $    997,700
    44,000     Vertex Pharmaceuticals, Inc.*(b)                       1,708,080
                                                                   ------------
                                                                   $  2,705,780
--------------------------------------------------------------------------------
               Life Sciences Tools & Services -- 0.5%
    16,400     Life Technologies Corp.*                            $    816,392
--------------------------------------------------------------------------------
               Pharmaceuticals -- 2.1%
    35,000     Allergan, Inc.                                      $  2,034,550
    72,700     Mylan, Inc.*                                           1,299,149
                                                                   ------------
                                                                   $  3,333,699
                                                                   ------------
               Total Pharmaceuticals & Biotechnology               $  6,855,871
--------------------------------------------------------------------------------
               BANKS -- 0.7%
               Regional Banks -- 0.7%
   178,600     KeyCorp                                             $  1,046,596
                                                                   ------------
               Total Banks                                         $  1,046,596
--------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 2.6%
               Asset Management & Custody Banks -- 1.6%
    67,300     Invesco, Ltd.                                       $  1,497,425
    22,400     Northern Trust Corp.                                   1,108,800
                                                                   ------------
                                                                   $  2,606,225
--------------------------------------------------------------------------------
               Investment Banking & Brokerage -- 0.5%
    20,100     Lazard, Ltd.                                        $    779,076
--------------------------------------------------------------------------------
               Specialized Finance -- 0.5%
     7,900     IntercontinentalExchange, Inc.*                     $    843,641
                                                                   ------------
               Total Diversified Financials                        $  4,228,942
--------------------------------------------------------------------------------
               INSURANCE -- 3.9%
               Life & Health Insurance -- 1.6%
    51,500     Lincoln National Corp.                              $  1,179,865
    70,000     UNUM Group                                             1,332,800
                                                                   ------------
                                                                   $  2,512,665
--------------------------------------------------------------------------------
               Property & Casualty Insurance -- 1.8%
    57,500     Assured Guaranty, Ltd.                              $  1,304,100
    58,300     Axis Capital Holdings, Ltd.                            1,631,817
                                                                   ------------
                                                                   $  2,935,917
--------------------------------------------------------------------------------
               Reinsurance -- 0.5%
    15,500     Renaissancere Holdings, Ltd.                        $    825,840
                                                                   ------------
               Total Insurance                                     $  6,274,422
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     19

--------------------------------------------------------------------------------
 Shares                                                            Value
--------------------------------------------------------------------------------
              REAL ESTATE -- 1.0%
              Diversified Real Estate Investment Trust -- 0.3%
    8,300     Vornado Realty Trust                               $    543,318
                                                                 ------------
              Real Estate Services -- 0.7%
   21,300     Jones Lang LaSalle, Inc.                           $  1,083,531
                                                                 ------------
              Total Real Estate                                  $  1,626,849
--------------------------------------------------------------------------------
              SOFTWARE & SERVICES -- 19.1%
              Application Software -- 7.0%
   44,500     Ansys, Inc.*                                       $  1,732,830
   21,800     Citrix Systems, Inc.*                                   832,324
   40,800     Concur Technologies, Inc.*                            1,512,048
   43,000     Informatica Corp.*                                      965,350
   51,200     Longtop Financial Technologies Corp. (A.D.R.)*        1,812,992
  172,900     Nuance Communications, Inc.*(b)                       2,626,351
   37,200     SuccessFactors, Inc.*                                   560,232
  129,300     TIBCO Software, Inc.*                                 1,111,980
                                                                 ------------
                                                                 $ 11,154,107
--------------------------------------------------------------------------------
              Data Processing & Outsourced Services -- 4.4%
   20,300     Alliance Data Systems Corp.*(b)                    $  1,238,097
   88,300     Cybersource Corp.*                                    1,516,111
   27,700     Hewitt Associates, Inc.*                              1,112,986
   12,900     MasterCard, Inc. (b)                                  3,107,094
                                                                 ------------
                                                                 $  6,974,288
--------------------------------------------------------------------------------
              Internet Software & Services -- 3.6%
   60,186     Akamai Technologies, Inc.*(b)                      $  1,444,464
    3,600     Google, Inc.*                                         2,098,800
   37,700     VistaPrint NV*(b)                                     2,150,031
                                                                 ------------
                                                                 $  5,693,295
--------------------------------------------------------------------------------
              IT Consulting & Other Services -- 2.6%
   36,000     Amdocs, Ltd.*                                      $    951,480
   72,487     Cognizant Tech Solutions Corp.*                       3,184,354
                                                                 ------------
                                                                 $  4,135,834
--------------------------------------------------------------------------------
              Systems Software -- 1.5%
   37,800     McAfee, Inc.*                                      $  1,442,070
   25,600     Sybase, Inc.*(b)                                      1,030,144
                                                                 ------------
                                                                 $  2,472,214
                                                                 ------------
              Total Software & Services                          $ 30,429,738
--------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE & EQUIPMENT -- 2.3%
              Communications Equipment -- 1.5%
  116,600     Brocade Communications Systems, Inc.*              $    826,694
   92,249     Finisar Corp.*(b)                                       839,466
   37,100     Riverbed Technology, Inc.*                              755,356
                                                                 ------------
                                                                 $  2,421,516
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

--------------------------------------------------------------------------------
 Shares                                                              Value
--------------------------------------------------------------------------------
              Computer Hardware -- 0.8%
    6,400     Apple, Inc.*                                         $  1,279,424
                                                                   ------------
              Total Technology Hardware & Equipment                $  3,700,940
--------------------------------------------------------------------------------
              SEMICONDUCTORS -- 6.2%
              Semiconductor Equipment -- 0.6%
   41,000     Tessera Technologies, Inc.*                          $    970,470
--------------------------------------------------------------------------------
              Semiconductors -- 5.6%
   61,000     Analog Devices, Inc.                                 $  1,829,390
   16,568     Atheros Communications, Inc.*                             471,691
   17,532     Cree, Inc.*                                               838,556
  169,200     LSI Corp.*                                                895,068
  112,300     Marvell Technology Group, Ltd.*                         1,731,665
  404,000     ON Semiconductor Corp.*                                 3,135,040
                                                                   ------------
                                                                   $  8,901,410
                                                                   ------------
              Total Semiconductors                                 $  9,871,880
--------------------------------------------------------------------------------
              UTILITIES -- 2.6%
              Gas Utilities -- 1.4%
   33,800     EQT Corp.                                            $  1,390,870
   21,000     Questar Corp.                                             833,070
                                                                   ------------
                                                                   $  2,223,940
--------------------------------------------------------------------------------
              Independent Power Producer & Energy Traders -- 1.2%
  100,000     AES Corp.*                                           $  1,274,000
   30,000     NRG Energy, Inc.*                                         718,200
                                                                   ------------
                                                                   $  1,992,200
                                                                   ------------
              Total Utilities                                      $  4,216,140
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $138,560,479)                                  $159,138,725
--------------------------------------------------------------------------------
Principal
Amount
--------------------------------------------------------------------------------
              TEMPORARY CASH INVESTMENTS -- 10.8%
              Securities Lending Collateral -- 10.8% (c)
              Certificates of Deposit:
$  502,138    Bank of Nova Scotia, 0.19%, 2/17/10                  $    502,138
   502,138    DnB NOR Bank ASA NY, 0.2%, 2/17/10                        502,138
   401,712    Nordea NY, 0.21%, 12/22/09                                401,712
   547,786    Rabobank Nederland NY, 0.24%, 12/11/09                    547,786
   547,786    Societe Generale, 0.27%, 12/4/09                          547,786
   547,786    Toronto Dominion, 0.23%, 12/16/09                         547,786
   139,096    BNP Paribas, 0.78%, 6/4/10                                139,096
   324,548    Wachovia Bank NA, 1.17%, 5/14/10                          324,548
                                                                    -----------
                                                                    $ 3,512,990
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     21

--------------------------------------------------------------------------------
Principal
Amount                                                              Value
--------------------------------------------------------------------------------
               Commercial Paper:
$ 364,887      BBVA London, 0.28%, 3/18/10                         $    364,887
  456,418      BCS FUN, 0.20%, 12/29/09                                 456,418
  547,671      CBA Financial, 0.27%, 12/29/09                           547,671
  456,431      GE, 0.17%, 12/28/09                                      456,431
  547,723      HND AF, 0.30%, 12/15/09                                  547,723
  456,486      HSBC, 0.24%, 12/2/09                                     456,486
   91,297      HSBC, 0.24%, 12/3/09                                      91,297
  821,640      NABPP, 0.29%, 12/7/09                                    821,640
  355,718      PARFIN, 0.25%, 4/19/10                                   355,718
  547,762      Cafco, 0.20%, 12/9/09                                    547,762
  200,846      Char FD, 0.17%, 12/11/09                                 200,846
  273,876      Char FD, 0.17%, 12/14/09                                 273,876
  273,882      Ciesco, 0.25%, 12/7/09                                   273,882
  228,144      Ciesco, 0.20%, 2/18/10                                   228,144
  677,388      Fasco, 0.17%, 12/14/09                                   677,388
  456,477      Old LLC, 0.15%, 12/7/09                                  456,477
  456,458      Ranger, 0.24%, 12/11/09                                  456,458
  155,154      SRCPP, 0.19%, 2/3/10                                     155,154
  319,422      SRCPP, 0.19%, 2/10/10                                    319,422
  268,292      TB LLC, 0.20%, 12/10/09                                  268,292
  182,591      TB LLC, 0.15%, 12/7/09                                   182,591
  521,138      Bank of America, 0.87%, 5/12/10                          521,138
   91,317      BBVA Senior US, 0.35%, 3/12/10                            91,317
  456,666      Santander, 0.33%, 7/23/10                                456,666
  182,756      WFC, 0.49%, 8/20/10                                      182,756
                                                                   ------------
                                                                   $  9,390,440
--------------------------------------------------------------------------------
               Tri-party Repurchase Agreements:
2,191,146      Deutsche Bank, 0.16%, 12/1/09                       $  2,191,146
  547,786      JPMorgan, 0.15%, 12/1/09                                 547,786
  842,130      Barclays Capital Markets, 0.14%, 12/1/09                 842,131
                                                                   ------------
                                                                   $  3,581,063
--------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------
               Money Market Mutual Funds:
  365,191      Dreyfus Preferred Money Market Fund                 $    365,191
  365,191      Fidelity Prime Money Market Fund                         365,191
                                                                   ------------
                                                                   $    730,382
                                                                   ------------
               Total Securities Lending Collateral                 $ 17,214,875
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
22     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

--------------------------------------------------------------------------------
 Shares                                                            Value
--------------------------------------------------------------------------------
            TOTAL TEMPORARY CASH INVESTMENTS
            (Cost $17,214,875)                                     $ 17,214,875
--------------------------------------------------------------------------------
            TOTAL INVESTMENT IN SECURITIES -- 110.4%
            (Cost $155,775,354) (a)                                $176,353,600
--------------------------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- (10.4)%                $(16,679,928)
--------------------------------------------------------------------------------
            TOTAL NET ASSETS -- 100.0%                             $159,673,672
================================================================================

*   Non-Income producing security.

(A.D.R.) American Depositary Receipt.

(a) At November 30, 2009, the net unrealized gain on investments based on cost for federal Income tax purposes of $155,964,457 was as follows:

         Aggregate gross unrealized gain for all investments in which there is an
           excess of value over tax cost                                             $25,133,533
         Aggregate gross unrealized loss for all investments in which there is an
           excess of tax cost over value                                              (4,744,390)
                                                                                     -----------
         Net unrealized gain                                                         $20,389,143
                                                                                     ===========

(b)      At November 30, 2009, the following securities were out on loan:

    Shares       Description                                          Value
      4,500    Akamai Technologies, Inc.*                           $   108,000
     20,000    Alliance Data Systems Corp.*                           1,219,800
      5,900    AthenaHealth, Inc.*                                      247,210
     54,000    Direct TV Group, Inc.*                                 1,708,020
     49,000    Exterran Holdings, Inc.*                               1,026,550
     29,000    Finisar Corp.*                                           263,900
     41,000    Fuqi International, Inc.*                                898,720
     37,200    Hologic, Inc.*                                           538,284
     30,000    Inverness Medical Innovations, Inc.*                   1,261,500
      5,400    Liberty Media Corp.*                                     258,390
        900    MasterCard, Inc.                                         216,774
    151,800    Nuance Communications, Inc.*                           2,305,842
     32,400    Nutri/System, Inc.*                                      800,280
     90,600    SandRidge Energy, Inc.*                                  849,828
     19,300    Stericycle, Inc.*                                      1,056,289
     12,000    Sybase, Inc.*                                            482,880
     41,000    Vertex Pharmaceuticals, Inc.*                          1,591,620
     37,100    VistaPrint NV*                                         2,115,813
--------------------------------------------------------------------------------
               Total                                                $16,949,700
================================================================================


The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     23

(c)      Security lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2009 aggregated $155,608,065 and $272,523,836, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.


Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of November 30, 2009, in valuing the Fund's assets:


-------------------------------------------------------------------------------------------
                                 Level 1           Level 2         Level 3      Total
-------------------------------------------------------------------------------------------
 Common stocks                  $159,138,725      $        --         $--      $159,138,725
 Temporary cash investments               --       16,484,493          --        16,484,493
 Money market mutual funds           730,382               --          --           730,382
-------------------------------------------------------------------------------------------
 Total                          $159,869,107      $16,484,493         $--      $176,353,600
===========================================================================================


The accompanying notes are an integral part of these financial statements.

24     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

Statement of Assets and Liabilities | 11/30/09

ASSETS:
  Investment in securities, at value (including securities loaned of
   $16,949,700, cost $155,775,354)                                      $176,353,600
  Cash                                                                       684,003
  Receivables --
   Fund shares sold                                                           51,073
   Dividends                                                                  85,816
  Other                                                                       49,061
-------------------------------------------------------------------------------------
     Total assets                                                       $177,223,553
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                              $    243,869
   Upon return of securities loaned                                       17,214,875
  Due to affiliates                                                           22,110
  Accrued expenses                                                            69,027
-------------------------------------------------------------------------------------
     Total liabilities                                                  $ 17,549,881
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $185,961,975
  Undistributed net investment income                                          4,763
  Accumulated net realized loss on investments                           (46,871,312)
  Net unrealized gain on investments                                      20,578,246
-------------------------------------------------------------------------------------
     Total net assets                                                   $159,673,672
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $73,076,361/5,270,786 shares)                       $      13.86
  Class C (based on $5,017,000/384,733 shares)                          $      13.04
  Class Y (based on $81,580,311/5,795,512 shares)                       $      14.08
MAXIMUM OFFERING PRICE:
  Class A ($13.86 [divided by] 94.25%)                                  $      14.71
=====================================================================================


The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     25

Statement of Operations

For the Year Ended 11/30/09

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,155)      $  1,549,221
  Income from securities loaned, net                             45,904
-------------------------------------------------------------------------------------------
     Total investment income                                                   $  1,595,125
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $  1,204,953
  Transfer agent fees
   Class A                                                      183,031
   Class C                                                       22,490
   Class Y                                                       37,841
  Distribution fees
   Class A                                                      100,295
   Class C                                                       41,761
  Shareholder communications expense                             23,622
  Administrative fees                                           140,191
  Custodian fees                                                 25,033
  Registration fees                                              45,563
  Professional fees                                             121,437
  Printing expense                                               37,905
  Fees and expenses of nonaffiliated trustees                    11,832
  Miscellaneous                                                  15,616
-------------------------------------------------------------------------------------------
     Total expenses                                                            $  2,011,570
-------------------------------------------------------------------------------------------
     Net expenses                                                              $  2,011,570
-------------------------------------------------------------------------------------------
       Net investment loss                                                     $   (416,445)
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS:
  Net realized gain (loss) on:
   Investments                                             $(47,137,551)
   Options                                                      266,239        $(46,871,312)
-------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                             $110,722,583
   Options                                                     (131,025)       $110,591,558
-------------------------------------------------------------------------------------------
  Net gain on investments                                                      $ 63,720,246
-------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                         $ 63,303,801
===========================================================================================


The accompanying notes are an integral part of these financial statements.

26     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

Statements of Changes in Net Assets

For the Years Ended 11/30/09 and 11/30/08, respectively

                                                                    Year Ended           Year Ended
                                                                    11/30/09             11/30/08
FROM OPERATIONS:
Net investment loss                                                 $    (416,445)       $    (582,779)
Net realized gain (loss) on investments and options                   (46,871,312)           1,211,244
Change in net unrealized gain (loss) on investments and options       110,591,558         (162,838,720)
------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                     $  63,303,801        $(162,210,255)
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
   Class A ($0.06 and $2.15 per share, respectively)                $    (609,783)       $ (35,505,979)
   Class C ($0.06 and $2.15 per share, respectively)                      (30,058)          (1,235,800)
   Class Y ($0.06 and $2.15 per share, respectively)                     (714,856)          (7,889,191)
------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $  (1,354,697)       $ (44,630,970)
------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    $  25,288,107        $ 202,384,613
Reinvestment of distributions                                             721,727           30,798,991
Cost of shares repurchased                                           (145,429,541)        (194,974,506)
------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                        $(119,419,707)       $  38,209,098
------------------------------------------------------------------------------------------------------
   Net decrease in net assets                                       $ (57,470,603)       $(168,632,127)
NET ASSETS:
Beginning of year                                                     217,144,275          385,776,402
------------------------------------------------------------------------------------------------------
End of year                                                         $ 159,673,672        $ 217,144,275
------------------------------------------------------------------------------------------------------
Undistributed net investment income                                 $       4,763        $          --
======================================================================================================


The accompanying notes are an integral part of these financial statements.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     27

------------------------------------------------------------------------------------------------------
                                   '09 Shares        '09 Amount         '08 Shares        '08 Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                             686,305     $  7,912,925           1,768,216     $ 27,436,057
Reinvestment of distributions            42,918          409,511           1,660,480       27,298,294
Less shares repurchased              (5,593,403)     (60,066,859)         (9,879,284)    (151,508,605)
------------------------------------------------------------------------------------------------------
   Net decrease                      (4,864,180)    $(51,744,423)         (6,450,588)    $(96,774,254)
======================================================================================================
Class C
Shares sold                             107,330     $  1,227,058              87,612     $  1,274,474
Reinvestment of distributions             2,961           26,768              73,083        1,149,595
Less shares repurchased                (215,850)      (2,348,422)           (247,510)      (3,480,115)
------------------------------------------------------------------------------------------------------
   Net decrease                        (105,559)    $ (1,094,596)            (86,815)    $ (1,056,046)
======================================================================================================
Class Y
Shares sold                           1,431,125     $ 16,148,124          10,916,039     $173,674,082
Reinvestment of distributions            29,580          285,448             141,718        2,351,102
Less shares repurchased              (7,577,364)     (83,014,260)         (2,689,450)     (39,985,786)
------------------------------------------------------------------------------------------------------
   Net increase (decrease)           (6,116,659)    $(66,580,688)          8,368,307     $136,039,398
======================================================================================================


The accompanying notes are an integral part of these financial statements.

28     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                Year Ended      Year Ended    Year Ended    Year Ended    Year Ended
                                                                11/30/09 (a)    11/30/08      11/30/07      11/30/06      11/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $  9.59       $   18.63       $ 18.82       $ 18.06      $ 16.57
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                              $ (0.06)      $   (0.05)      $ (0.06)      $ (0.06)     $ (0.07)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                  4.39           (6.84)         2.27          1.82         2.93
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations             $  4.33       $   (6.89)      $  2.21       $  1.76      $  2.86
Distributions to shareowners:
 Net realized gain                                                  (0.06)          (2.15)        (2.40)        (1.00)       (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  4.27       $   (9.04)      $ (0.19)      $  0.76      $  1.49
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 13.86       $    9.59       $ 18.63       $ 18.82      $ 18.06
====================================================================================================================================
Total return*                                                       45.46%         (41.79)%       13.72%        10.27%       18.91%
Ratio of net expenses to average net assets                          1.29%           1.25%         1.23%         1.25%        1.26%
Ratio of net investment loss to average net assets                  (0.39)%         (0.25)%       (0.34)%       (0.32)%      (0.40)%
Portfolio turnover rate                                                91%             38%           52%           67%          73%
Net assets, end of period (in thousands)                          $73,077       $  97,154       $308,921      $352,742     $318,644
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09    29


------------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended     Year Ended     Year Ended    Year Ended     Year Ended
                                                              11/30/09 (a)   11/30/08       11/30/07      11/30/06       11/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $  9.09       $   17.93       $ 18.24       $ 17.61       $ 16.24
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                            $ (0.17)      $   (0.17)      $ (0.18)      $ (0.06)      $ (0.07)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                4.18           (6.52)         2.27          1.69          2.81
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations           $  4.01       $   (6.69)      $  2.09       $  1.63       $  2.74
Distributions to shareowners:
 Net realized gain                                                (0.06)          (2.15)        (2.40)        (1.00)        (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  3.95       $   (8.84)      $ (0.31)      $  0.63       $  1.37
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 13.04       $    9.09       $ 17.93       $ 18.24       $ 17.61
====================================================================================================================================
Total return*                                                     44.43%         (42.37)%       13.48%         9.76%        18.54%
Ratio of net expenses to average net assets                        2.31%           2.00%         1.98%         2.00%         2.01%
Ratio of net investment loss to average net assets                (1.44)%         (1.00)%       (1.09)%       (1.07)%       (1.15)%
Portfolio turnover rate                                              91%             38%           52%           67%           73%
Net assets, end of period (in thousands)                        $ 5,017       $   4,457       $10,345       $ 9,168       $ 5,984
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

The accompanying notes are an integral part of these financial statements.

30    Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

------------------------------------------------------------------------------------------------------------------------------------
                                                               Year Ended     Year Ended    Year Ended    Year Ended     Year Ended
                                                               11/30/09 (a)   11/30/08      11/30/07      11/30/06       11/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $  9.70       $  18.77       $ 18.92       $ 18.11       $ 16.59
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                             $ (0.01)      $     --       $ (0.02)      $ (0.06)      $ (0.07)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                 4.45          (6.92)         2.27          1.87          2.96
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations            $  4.44       $  (6.92)      $  2.25       $  1.81       $  2.89
Distributions to shareowners:
 Net realized gain                                                 (0.06)         (2.15)        (2.40)        (1.00)        (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  4.38       $  (9.07)      $ (0.15)      $  0.81       $  1.52
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 14.08       $   9.70       $ 18.77       $ 18.92       $ 18.11
====================================================================================================================================
Total return*                                                      46.08%        (41.62)%       13.87%        10.52%        19.09%
Ratio of net expenses to average net assets                         0.97%          1.00%         0.98%         1.00%         1.01%
Ratio of net investment loss to average net assets                 (0.05)%           --         (0.09)%       (0.07)%       (0.15)%
Portfolio turnover rate                                               91%            38%           52%           67%           73%
Net assets, end of period (in thousands)                         $81,580       $115,533       $66,510       $ 3,634       $ 1,315
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.

The accompanying notes are an integral part of these financial statements.

             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09    31

Notes to Financial Statements | 11/30/09

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on May 15, 2009, is the successor to the Regions Morgan Keegan Select Mid Cap Growth Fund (the Predecessor Fund). Pursuant to an agreement and plan of reorganization (the reorganization) that was approved by the shareholders of the Predecessor Fund on May 8, 2009. The Predecessor Fund transferred all of the net assets of Class A, Class C and Class I shares in exchange for the Fund's Class A, Class C and Class Y shares, respectively, on May 15, 2009, in a one-to-one exchange ratio. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the


32     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are fair valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are fair valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At November 30, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     33

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in-capital, depending on the type of book/tax differences that may exist.

   At November 30, 2009, the Fund had a net capital loss carryforward of $46,677,446, which will expire in 2017 if not utilized.

   At November 30, 2009, the Fund has reclassified $421,208 to increase distributions in excess of net investment income, $52,273 to decrease accumulated net realized loss on investments and $473,481 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 was as follows:


--------------------------------------------------------------------------------
                                                          2009              2008
--------------------------------------------------------------------------------
   Distributions paid from:
   Long-term capital gain                          $ 1,354,697       $44,630,970
--------------------------------------------------------------------------------
     Total                                         $ 1,354,697       $44,630,970
================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at November 30, 2009:


--------------------------------------------------------------------------------
                                                                           2009
--------------------------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                                       $(46,677,446)
   Unrealized appreciation                                           20,389,143
--------------------------------------------------------------------------------
     Total                                                         $(26,288,303)
================================================================================

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on partnerships.


34     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $7,414 in underwriting commissions on the sale of Class A shares for the year ended November 30, 2009.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C, shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.


E. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of the next business day. The Fund has the right, under the lending agreement, to terminate the loan and recover the


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     35
   securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


G. Option Writing

   When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund had two open written call options open for the first two months of the year ended November 30, 2009. There were no open written call options at November 30, 2009.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. Prior to the reorganization, Morgan Asset Management, Inc. (MAM) served as the investment adviser to the predecessor fund. For the fiscal year ended November 30, 2008, the predecessor fund paid management fees to MAM equivalent to 0.75% of the predecessor fund's average daily net assets.

For the year ended November 30, 2009, the effective management fee was equivalent to 0.69% of the Fund's average net assets.


36     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25% and 1.00% of the average daily net assets attributable to Class A and Class Y shares, respectively. This expense limitation is in effect from May 15, 2009 through June 1, 2012 for Class A and Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,579 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2009.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailing, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2009, such out-of-pocket expenses by class of shares were as follows:



--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $17,798
 Class C                                                                   1,680
 Class Y                                                                   4,144
--------------------------------------------------------------------------------
   Total                                                                 $23,622
================================================================================

Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $11,620 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2009.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     37
services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,911 in distribution fees payable to PFD at November 30, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2009, CDSCs in the amount of $54 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2009, the Fund's expenses were not reduced under such arrangements.


6. Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2009 was as follows:



-------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments                                                               Change in
under Accounting                                              Realized Gain       Unrealized
Standards                                                     or (Loss) on        Gain or (Loss)
Codification (ASC)                                            Derivatives         on Derivatives
815 (formerly FASB       Location of Gain or (Loss) On        Recognized in       Recognized in
Statement 133)           Derivatives Recognized in Income     Income              Income
-------------------------------------------------------------------------------------------------
 Equity Contracts --     Net realized gain on options         $ 266,239
 Options

 Equity Contracts --     Change in unrealized gain on                             $ (131,025)
 Options                 options

7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through January 26, 2010, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


38     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Pioneer Select Mid Cap Growth Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Select Mid Cap Growth Fund (the Fund, formerly Regions Morgan Keegan Select Mid Cap Growth Fund), including the schedule of investments, as of November 30, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2008 and the financial highlights for each of the four years in the period from December 1, 2005 to November 30, 2008 were audited by another independent registered public accounting firm, whose report, dated January 28, 2009, expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers . We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Select Mid Cap Growth Fund at November 30, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                             /s/ Ernst & Young LLP


Boston, Massachusetts
January 26, 2010

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     39

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Select Mid Cap Growth Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. Based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved an investment advisory agreement for the Fund in connection with its organization. In considering the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that would be provided by PIM to the Fund under the investment advisory agreement. The Trustees reviewed PIM's investment approach for the Fund and its research process, and considered the resources of PIM and the personnel of PIM who would provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel. The Trustees also considered that, as administrator, PIM would be responsible for the administration of the Fund's business and other affairs. The Trustees considered the quality of such services provided by PIM to the other Pioneer Funds. The Trustees considered the fees to be paid to PIM for the provision of administration services. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would provide to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.


Performance of the Fund

In considering the investment advisory agreement, the Trustees noted that Fund was newly-organized as the successor to another fund and did not have a performance history as a Pioneer Fund.


Management Fee and Expenses

The Trustees considered information compiled using Strategic Insight Simfund, an independent data source, to compare the Fund's proposed management fee and anticipated expense ratio with certain other funds in the Morningstar Mid-Cap Growth Mutual Fund category. The Trustees considered that the Fund's proposed management fee would rank in the first quintile relative to such other funds, both initially and at a $500 million hypothetical asset


40     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09
level, and that the Fund's anticipated expense ratio was in the first quintile relative to such other funds. The Trustees concluded that the proposed management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services to be provided by PIM. The Trustees also concluded that the Fund's anticipated expense ratio was reasonable, taking into account the quality of services to be provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.


Profitability

The Trustees did not consider PIM's profitability with respect to the management of the Fund in approving the investment advisory agreement because the Fund was newly-organized and profitability information was not available.


Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees concluded that economies of scale, if any, would be appropriately shared with the Fund.


Other Benefits

The Trustees considered the other potential benefits to PIM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment advisory agreement, for services that would be provided by PIM and its affiliates, and the revenues and profitability of PIM's businesses other than the fund business. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment advisory agreement for the Fund.


            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     41

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


42     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held   Length of Service and                                                      Other Directorships
 Name and Age        with the Fund   Term of Office              Principal Occupation During Past Five Years    Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr.   Chairman of the Trustee since 2009.         Deputy Chairman and a Director of Pioneer      None
(83)*                Board, Trustee  Serves until a successor    Global Asset Management S.p.A. ("PGAM");
                     and President   trustee is elected or       Non-Executive Chairman and a Director of
                                     earlier retirement or       Pioneer Investment Management USA Inc.
                                     removal.                    ("PIM-USA"); Chairman and a Director of
                                                                 Pioneer; Chairman and Director of Pioneer
                                                                 Institutional Asset Management, Inc.
                                                                 (since 2006); Director of Pioneer
                                                                 Alternative Investment Management Limited
                                                                 (Dublin); President and a Director of
                                                                 Pioneer Alternative Investment Management
                                                                 (Bermuda) Limited and affiliated funds;
                                                                 Director of PIOGLOBAL Real Estate
                                                                 Investment Fund (Russia) (until June
                                                                 2006); Director of Nano-C, Inc. (since
                                                                 2003); Director of Cole Management Inc.
                                                                 (since 2004); Director of Fiduciary
                                                                 Counseling, Inc.; President and Director
                                                                 of Pioneer Funds Distributor, Inc. ("PFD")
                                                                 (until May 2006); President of all of the
                                                                 Pioneer Funds; and Of Counsel, Wilmer
                                                                 Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury  Trustee and     Trustee since 2009.         Director, CEO and President of Pioneer         None
(51)*                Executive       Serves until a successor    Investment Management USA Inc. (since
                     Vice President  trustee is elected or       February 2007); Director and President of
                                     earlier retirement or       Pioneer Investment Management, Inc. and
                                     removal.                    Pioneer Institutional Asset Management,
                                                                 Inc. (since February 2007); Executive Vice
                                                                 President of all of the Pioneer Funds
                                                                 (since March 2007); Director of Pioneer
                                                                 Global Asset Management S.p.A. (since
                                                                 April 2007); Head of New Markets Division,
                                                                 Pioneer Global Asset Management S.p.A.
                                                                 (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers on directors of the Fund's investment adviser and certain of its affiliates.


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09    43

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held   Length of Service and                                                      Other Directorships
 Name and Age        with the Fund   Term of Office              Principal Occupation During Past Five Years    Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)   Trustee         Trustee since 2009.         Managing Partner, Federal City Capital         Director of
                                     Serves until a successor    Advisors (boutique merchant bank) (1997 to     Enterprise Com-
                                     trustee is elected or       2004 and 2008 - present); and Executive Vice   munity Investment,
                                     earlier retirement or       President and Chief Financial Officer,         Inc. (privately-held
                                     removal.                    I-trax, Inc. (publicly traded health care      affordable housing
                                                                 services company) (2004 - 2007)                finance company);
                                                                                                                Director of New York
                                                                                                                Mortgage Trust
                                                                                                                (publicly traded
                                                                                                                mortgage REIT); and
                                                                                                                Director of Oxford
                                                                                                                Analytica, Inc.
                                                                                                                (privately-held
                                                                                                                research and
                                                                                                                consulting company)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    Trustee         Trustee since 2009.         President, Bush International, LLC             Director of Marriott
                                     Serves until a successor    (international financial advisory firm)        International,
                                     trustee is elected or                                                      Inc.; Director of
                                     earlier retirement or                                                      Discover Financial
                                     removal.                                                                   Services (credit
                                                                                                                card issuer and
                                                                                                                electronic payment
                                                                                                                services); Director
                                                                                                                of Briggs & Stratton
                                                                                                                Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company);
                                                                                                                Director of Mantech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and intel-
                                                                                                                ligence technology
                                                                                                                firm); and Member,
                                                                                                                Board of Gov-
                                                                                                                ernors, Investment
                                                                                                                Company Institute
------------------------------------------------------------------------------------------------------------------------------------

44    Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held   Length of Service and                                                      Other Directorships
 Name and Age        with the Fund   Term of Office              Principal Occupation During Past Five Years    Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman Trustee         Trustee since 2009.         Professor, Harvard University                  None
(65)                                 Serves until a successor
                                     trustee is elected or
                                     earlier retirement or
                                     removal.
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.        Trustee         Trustee since 2009.         Founding Director, Vice-President and          None
Graham (62)                          Serves until a successor    Corporate Secretary, The Winthrop Group, Inc.
                                     trustee is elected or       (consulting firm); and Desautels Faculty of
                                     earlier retirement or       Management, McGill University
                                     removal.
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59) Trustee         Trustee since 2009.         Chief Executive Officer, Quadriserv, Inc.      None
                                     Serves until a successor    (technology products for securities lending
                                     trustee is elected or       industry) (2008 - present); Private investor
                                     earlier retirement or       (2004 - 2008); and Senior Executive Vice
                                     removal.                    President, The Bank of New York (financial
                                                                 and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret  Trustee         Trustee since 2009.         President and Chief Executive Officer,         Director of New
(61)                                 Serves until a successor    Newbury, Piret & Company, Inc. (investment     America High Income
                                     trustee is elected or       banking firm)                                  Fund, Inc.
                                     earlier retirement or                                                      (closed-end
                                     removal.                                                                   investment company)
------------------------------------------------------------------------------------------------------------------------------------


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09    45

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held   Length of Service and                                                      Other Directorships
 Name and Age        with the Fund   Term of Office              Principal Occupation During Past Five Years    Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa  Secretary       Since 2009. Serves at       Secretary of PIM-USA; Senior Vice President -  None
(61)                                 the discretion of the       Legal of Pioneer; Secretary/Clerk of most of
                                     Board                       PIM-USA's subsidiaries; and Secretary of all
                                                                 of the Pioneer Funds since September 2003
                                                                 (Assistant Secretary from November 2000 to
                                                                 September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.       Assistant       Since 2009. Serves at       Associate General Counsel of Pioneer since     None
Kelley (44)          Secretary       the discretion of the       January 2008 and Assistant Secretary of all
                                     Board                       of the Pioneer Funds since September 2003;
                                                                 Vice President and Senior Counsel of Pioneer
                                                                 from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50) Treasurer       Since 2009. Serves at       Vice President - Fund Accounting,              None
                                     the discretion of the       Administration and Controllership Services
                                     Board                       of Pioneer; and Treasurer of all of the
                                                                 Pioneer Funds since March 2008; Deputy
                                                                 Treasurer of Pioneer from March 2004 to
                                                                 February 2008; Assistant Treasurer of all of
                                                                 the Pioneer Funds from March 2004 to February
                                                                 2008; and Treasurer and Senior Vice
                                                                 President, CDC IXIS Asset Management Services
                                                                 from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti     Assistant       Since 2009. Serves at       Assistant Vice President - Fund Accounting,    None
(44)                 Treasurer       the discretion of the       Administration and Controllership Services of
                                     Board                       Pioneer; and Assistant Treasurer of all of
                                                                 the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)   Assistant       Since 2009. Serves at       Fund Accounting Manager - Fund Accounting,     None
                     Treasurer       the discretion of the       Administration and Controllership Services of
                                     Board                       Pioneer; and Assistant Treasurer of all of
                                                                 the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson     Assistant       Since 2009. Serves at       Fund Administration Manager - Fund             None
(30)                 Treasurer       the discretion of the       Accounting, Administration and Controllership
                                     Board                       Services since November 2008 and Assistant
                                                                 Treasurer of all of the Pioneer Funds since
                                                                 January 2009; Client Service Manager -
                                                                 Institutional Investor Services at State
                                                                 Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

46    Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held   Length of Service and                                                      Other Directorships
 Name and Age        with the Fund   Term of Office              Principal Occupation During Past Five Years    Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderson     Chief           Since 2009. Serves at       Chief Compliance Officer of Pioneer since      None
(50)                 Compliance      the discretion of the       December 2006 and of all the Pioneer Funds
                     Officer         Board                       since January 2007; Vice President and
                                                                 Compliance Officer, MFS Investment Management
                                                                 (August 2005 to December 2006); Consultant,
                                                                 Fidelity Investments (February 2005 to July
                                                                 2005); Independent Consultant (July 1997 to
                                                                 February 2005)
------------------------------------------------------------------------------------------------------------------------------------


             Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09    47

                           This page for your notes.

48     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

                           This page for your notes.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     49

                           This page for your notes.

50     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

                           This page for your notes.

            Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09     51

                           This page for your notes.

52     Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Funds, including fees associated with the filings of its Form
N-1A, totaled approximately $67,200 in 2009 and approximately $66,600 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Funds during the fiscal years ended
November 30, 2009 and 2008.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $16,580 in 2009 and $16,580 in 2008.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Funds during the fiscal years ended
November 30, 2009 and 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds' audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Funds. For the years ended November 30, 2009 and 2008, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Funds and affiliates, as previously defined, totaled approximately
$16,580 in 2009 and $16,580 in 2008.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust I


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 29, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 29, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date January 29, 2010

* Print the name and title of each signing officer under his or her signature.